UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY	14450
(Address of principal executive offices)	(Zip Code)

B. Reuben Auspitz                290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code:                 585-325-6880

Date of fiscal year end:                 December 31, 2008

Date of reporting period:     January 1, 2008 through December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1:	REPORTS TO STOCKHOLDERS

Manning & Napier Fund, Inc.

SMALL CAP SERIES	|	Annual Report - December 31, 2008

Management Discussion and Analysis (unaudited)

Dear Shareholders:

2008 was the worst year for small company stocks since 1973 and a difficult year for the Small Cap Series, as well. The Series finished the year down 50.68%, underperforming the Standard & Poor’s (S&P) 500 Total Return Index (down 36.99%) as well as the Russell 2000® Index (down 33.79%), which is the key benchmark measuring the performance of small company stocks. The Small Cap Series continues to post a positive annualized return of 0.91% over the current market cycle (since October 1, 1002), but trails the Russell 2000® Index, which has posted a 6.61% annualized return over the market cycle.

While most of the absolute losses occurred during the final quarter of the year, the majority of the Series’ underperformance relative to the Russell 2000® Index occurred during the first three quarters of the year. Apart from overall market weakness, the Series’ performance was hurt by a sizeable position in Energy companies, which was the worst performing sector within the Russell 2000® Index, as well as weak performance from select investments in the Health Care and Information Technology sectors.

We believe the credit crisis and the manner in which it affected some of our holdings was likely the most significant factor driving our underperformance in 2008. We maintained an underweight position in financial services companies, especially banks and insurance companies, due to the growing impact of the credit crisis on banks, insurance companies and other financial services firms. We would have expected this approach to have generally served us well in this time of financial crisis. Surprisingly, this was not the case. Despite the high profile problems at large financial services companies like Bear Stearns and Lehman Brothers, smaller financial institutions did not have as much exposure to troubled assets, tended to stick to traditional lending activities and actually performed relatively well in 2008. As a result, the financial services component of the Russell 2000® Index actually outperformed the rest of the Index by over 10%, and the Series’ underweight position in financial services companies was a drag on relative performance.

Making matters worse, the problems at large financial companies resulted in a significant curtailment of liquidity and capital availability which is often critical to the operations of smaller companies. The Small Cap Series held positions in a number of companies across a variety of industries that depended on access to capital and liquidity for ongoing financing of business activities. As the credit crisis gained momentum, many of these holdings experienced more severe stock price declines than we expected.

In response to market conditions, we made a number of portfolio adjustments, particularly in the second half of the year. Specifically, we have reduced the number of positions we hold and focused on larger, more financially stable companies that attempt to leverage key investment themes such as health care information technology, enterprise IT resource optimization and security, beneficiaries of environmental regulations, and cable. We are also focusing on several industries experiencing weak demand and low returns; these conditions often lead to supply curtailments which serve to tighten capacity and lead to improved returns when demand recovers. In the current environment, we are finding many industries that fit this strategy, including trucking, airlines, energy and retail.

While 2008 was a difficult year for investors, we recognize that our job is to remain focused on company-specific fundamentals. In a year where emotion - a crisis of confidence - was a strong driver of returns no matter the market, we are not surprised that our fundamentals-based approach produced disappointing returns. However, looking back over our 38-year history, this approach has served our clients well over the long-term.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2008 (unaudited)

	Average Annual Total Returns As of December 31, 2008
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Small Cap Series[2]	-50.68%	-6.31%	1.92%	4.64%
Standard & Poor’s (S&P) 500 Total Return Index[3]	-36.99%	-2.18%	-1.38%	6.85%
Russell 2000® Index[3]	-33.79%	-0.93%	3.02%	7.23%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Small Cap Series for the ten years ended December 31, 2008 to the S&P 500 Total Return Index and the Russell 2000® Index.

1Performance numbers for the Series and Indices are calculated from April 30, 1992, the Series’ current activation date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2008, this net expense ratio was 1.15%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.15% for the year ended December 31, 2008.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The Russell 2000® Index is an unmanaged index that consists of 2,000 U.S. small-capitalization stocks. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08-12/31/08
Actual	$1,000.00	$624.80	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.89

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.16%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Portfolio Composition as of December 31, 2008 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Market Capitalization

Average	$1,136 Million
Median	873 Million
Weighted Average	1,170 Million

Top Ten Stock Holdings2

Netlogic Microsystems, Inc.	3.5%
Mediacom Communications Corp. - Class A	3.3%
Riverbed Technology, Inc.	3.2%
Owens Corning, Inc.	3.1%
Eclipsys Corp.	2.7%
Calgon Carbon Corp.	2.6%
Rodobens Negocios Imobiliarios S.A. (Brazil)	2.5%
Mirant Corp.	2.4%
Dean Foods Co.	2.4%
Cerner Corp.	2.3%

2As a percentage of total investments.

4

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS - 93.5%

Consumer Discretionary - 12.5%
Auto Components - 1.4%
Hankook Tire Co. Ltd. (South Korea) (Note 7)	140,910	$1,711,865

Diversified Consumer Services - 1.3%
Jackson Hewitt Tax Service, Inc.	98,270	1,541,856

Household Durables - 2.5%
Rodobens Negocios Imobiliarios S.A. (Brazil) (Note 7)	885,350	2,981,552

Media - 3.5%
Charter Communications, Inc. - Class A*	4,523,830	370,049
Mediacom Communications Corp. - Class A*	907,190	3,900,917

		4,270,966

Specialty Retail - 3.8%
Dick’s Sporting Goods, Inc.*	156,100	2,202,571
Tractor Supply Co.*	64,630	2,335,728

		4,538,299

Total Consumer Discretionary		15,044,538

Consumer Staples - 8.3%
Beverages - 0.5%
National Beverage Corp.*	74,400	669,600

Food & Staples Retailing - 2.2%
BJ’s Wholesale Club, Inc.*	76,310	2,614,381

Food Products - 4.5%
Dean Foods Co.*	159,930	2,873,942
Sanderson Farms, Inc.	43,020	1,486,771
Tootsie Roll Industries, Inc.	40,500	1,037,205

		5,397,918

Personal Products - 1.1%
Alberto-Culver Co.	53,000	1,299,030

Total Consumer Staples		9,980,929

Energy - 3.9%
Energy Equipment & Services - 2.5%
Calfrac Well Services Ltd. (Canada) (Note 7)	132,210	931,961
Dril-Quip, Inc.*	54,370	1,115,129
Trican Well Service Ltd. (Canada) (Note 7)	144,080	929,247

		2,976,337

Oil, Gas & Consumable Fuels - 1.4%
Edge Petroleum Corp.*	1,138,140	180,964

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Forest Oil Corp.*	45,980	$758,210
Mariner Energy, Inc.*	70,511	719,212

		1,658,386

Total Energy		4,634,723

Financials - 6.4%
Capital Markets - 2.1%
Federated Investors, Inc.	73,000	1,238,080
Janus Capital Group, Inc.	157,860	1,267,616

		2,505,696

Commercial Banks - 2.5%
Potomac Bancshares, Inc.	13,208	125,476
TCF Financial Corp.	132,480	1,809,677
Wilmington Trust Corp.	46,940	1,043,946

		2,979,099

Insurance - 0.7%
First American Corp.	30,720	887,501

Thrifts & Mortgage Finance - 1.1%
First Niagara Financial Group, Inc.	85,160	1,377,037

Total Financials		7,749,333

Health Care - 17.2%
Biotechnology - 1.1%
Medarex, Inc.*	95,520	533,002
Senomyx, Inc.*	268,405	748,850

		1,281,852

Health Care Equipment & Supplies - 6.9%
Abaxis, Inc.*	87,380	1,400,701
The Cooper Companies, Inc.	161,460	2,647,944
Inverness Medical Innovations, Inc.*	140,260	2,652,317
OraSure Technologies, Inc.*	436,500	1,606,320

		8,307,282

Health Care Providers & Services - 1.8%
Diagnosticos da America S.A. (Brazil) (Note 7)	230,120	2,219,261

Health Care Technology - 5.0%
Cerner Corp.*	72,150	2,774,167
Eclipsys Corp.*	226,090	3,208,217

		5,982,384

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services - 2.4%
Exelixis, Inc.*	114,340	$573,987
PerkinElmer, Inc.	168,150	2,338,966

		2,912,953

Total Health Care		20,703,732

Industrials - 16.8%
Airlines - 4.0%
Continental Airlines, Inc. - Class B*	70,960	1,281,538
Delta Air Lines, Inc.*	122,070	1,398,922
JetBlue Airways Corp.*	302,490	2,147,679

		4,828,139

Building Products - 3.1%
Owens Corning, Inc.*	213,450	3,692,685

Commercial Services & Supplies - 1.2%
Tomra Systems ASA (Norway) (Note 7)	434,340	1,464,828

Electrical Equipment - 1.2%
General Cable Corp.*	78,630	1,390,965

Machinery - 1.9%
FreightCar America, Inc.	128,590	2,349,339

Road & Rail - 4.4%
Heartland Express, Inc.	134,640	2,121,926
Knight Transportation, Inc.	137,200	2,211,664
Old Dominion Freight Line, Inc.*	32,190	916,127

		5,249,717

Trading Companies & Distributors - 1.0%
Rush Enterprises, Inc. - Class A*	143,130	1,226,624

Total Industrials		20,202,297

Information Technology - 19.8%
Communications Equipment - 7.9%
BigBand Networks, Inc.*	228,580	1,261,762
Blue Coat Systems, Inc.*	248,700	2,089,080
Infinera Corp.*	258,930	2,320,013
Riverbed Technology, Inc.*	333,100	3,794,009

		9,464,864

Electronic Equipment, Instruments & Components - 1.0%
LoJack Corp.*	307,110	1,265,293

IT Services - 2.3%
Online Resources Corp.*	575,570	2,728,202

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2008

	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment - 3.5%
Netlogic Microsystems, Inc.*	190,770	$4,198,848

Software - 5.1%
THQ, Inc.*	270,400	1,132,976
TIBCO Software, Inc.*	478,190	2,481,806
UbiSoft Entertainment S.A.* (France) (Note 7)	128,160	2,484,895

		6,099,677

Total Information Technology		23,756,884

Materials - 6.2%
Chemicals - 4.6%
Calgon Carbon Corp.*	201,650	3,097,344
The Scotts Miracle-Gro Co. - Class A	80,530	2,393,352

		5,490,696

Containers & Packaging - 1.6%
Bemis Co., Inc.	81,100	1,920,448

Total Materials		7,411,144

Utilities - 2.4%
Independent Power Producers & Energy Traders - 2.4%
Mirant Corp.*	153,310	2,892,960

TOTAL COMMON STOCKS (Identified Cost $163,142,134)		112,376,540

SHORT-TERM INVESTMENTS - 5.0%
Dreyfus Cash Management, Inc. - Institutional Shares	4,021,689	4,021,689
Fannie Mae Discount Note, 3/3/2009	$2,000,000	1,999,766

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $6,021,351)		6,021,455

TOTAL INVESTMENTS - 98.5% (Identified Cost $169,163,485)		118,397,995

OTHER ASSETS, LESS LIABILITIES - 1.5%		1,764,298

NET ASSETS - 100%		$120,162,293

*Non-income producing security

8	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2008

ASSETS:

Investments, at value (identified cost $169,163,485) (Note 2)	$118,397,995
Receivable for securities sold	2,263,242
Receivable for fund shares sold	40,827
Dividends receivable	35,091
Foreign tax reclaims receivable	6,466

TOTAL ASSETS	120,743,621

LIABILITIES:

Accrued management fees (Note 3)	97,060
Accrued fund accounting and transfer agent fees (Note 3)	8,085
Accrued Chief Compliance Officer service fees (Note 3)	477
Payable for fund shares repurchased	432,348
Audit fees payable	31,130
Other payables and accrued expenses	12,228

TOTAL LIABILITIES	581,328

TOTAL NET ASSETS	$120,162,293

NET ASSETS CONSIST OF:

Capital stock	$241,073
Additional paid-in-capital	242,032,911
Accumulated net investment loss	(92,455)
Accumulated net realized loss on investments, foreign currency and other assets and liabilities	(71,253,037)
Net unrealized depreciation on investments and other assets and liabilities	(50,766,199)

TOTAL NET ASSETS	$120,162,293

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($120,162,293/24,107,295 shares)	$4.98

The accompanying notes are an integral part of the financial statements.	9

Statement of Operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $34,908)	$1,054,673
Interest	103,403

Total Investment Income	1,158,076

EXPENSES:

Management fees (Note 3)	1,526,890
Fund accounting and transfer agent fees (Note 3)	106,546
Directors’ fees (Note 3)	12,599
Chief Compliance Officer service fees (Note 3)	4,301
Custodian fees	19,700
Miscellaneous	78,591

Total Expenses	1,748,627

NET INVESTMENT LOSS	(590,551)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on -
Investments	(71,253,037)
Foreign currency and other assets and liabilities	(93,206)

(71,346,243)

Net change in unrealized depreciation on -
Investments	(26,248,498)
Foreign currency and other assets and liabilities	(1,137)

(26,249,635)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(97,595,878)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(98,186,429)

10	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(590,551)	$(153,161)
Net realized gain (loss) on investments and foreign currency	(71,346,243)	25,830,490
Net change in unrealized depreciation on investments and foreign currency	(26,249,635)	(45,239,311)

Net decrease from operations	(98,186,429)	(19,561,982)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net realized gain on investments	(1,696,201)	(24,981,501)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	35,046,424	54,050,690

Net increase (decrease) in net assets	(64,836,206)	9,507,207

NET ASSETS:

Beginning of year	184,998,499	175,491,292

End of year (including accumulated net investment loss of $92,455 and $499, respectively)	$120,162,293	$184,998,499

The accompanying notes are an integral part of the financial statements.	11

Financial Highlights

	For the Years Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.21	$13.08	$13.66	$15.01	$13.12

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.01)	(0.05)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	(5.12)	(1.25)	2.55	2.20	2.66

Total from investment operations	(5.14)	(1.26)	2.50	2.13	2.59

Less distributions to shareholders:
From net realized gain on investments	(0.09)	(1.61)	(3.08)	(3.48)	(0.70)

Net asset value - End of year	$4.98	$10.21	$13.08	$13.66	$15.01

Net assets - End of year (000’s omitted)	$120,162	$184,998	$175,491	$154,416	$169,438

Total return[1]	(50.68%)	(9.32%)	18.06%	14.11%	19.81%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.15%	1.14%	1.16%	1.19%	1.22%*
Net investment loss	(0.39%)	(0.08%)	(0.40%)	(0.51%)	(0.54%)
Portfolio turnover	68%	64%	85%	55%	61%

*The investment advisor did not impose all of its management fee and is not eligible to recoup any expenses that have been waived or reimbursed in prior years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) for the year ended 12/31/04 would have been increased by 0.01%.

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year ended 12/31/04.

12	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Small Cap Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies with small market capitalizations.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2008, 4.5 billion shares have been designated in total among 28 series, of which 87.5 million have been designated as Small Cap Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds, which are valued at the closing price on the exchange.

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

value measurements. FAS 157 became effective for the Series as of January 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Series’ assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*

Level 1 - Quoted Prices	$116,398,229	$—
Level 2 - Other Significant Observable Inputs	1,999,766	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$118,397,995	$—

*Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2008, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2007 or December 31, 2008.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation (continued)

that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2005 through December 31, 2008.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

15

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2008, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2008, the fee rates are as follows: 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2008, purchases and sales of securities, other than United States Government securities and short-term securities, were $130,095,440 and $99,189,138, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of Small Cap Series were:

	For the Year Ended 12/31/08		For the Year Ended 12/31/07
	Shares	Amount	Shares	Amount

Sold	9,626,461	$62,628,594	2,951,632	$38,717,750
Reinvested	210,004	1,675,830	2,455,169	24,508,650
Repurchased	(3,840,314)	(29,258,000)	(712,445)	(9,175,710)

Total	5,996,151	$35,046,424	4,694,356	$54,050,690

Approximately 85% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

16

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2008.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, the tax practice known as equalization, foreign currency gains and losses and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/08	For the Year Ended 12/31/07

Ordinary income	$242,042	$11,710,286
Long-term capital gains	1,454,159	13,271,215

For the year ended December 31, 2008, the Series elected to defer $30,186,055 and $92,455 of capital and currency losses, respectively, attributable to Post-October losses.

At December 31, 2008, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$169,163,485
Unrealized appreciation	$3,870,761
Unrealized depreciation	(54,636,251)

Net unrealized depreciation	$(50,765,490)
Capital loss carryover	41,066,982

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2016.

17

Notes to Financial Statements

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but they are not expected to materially impact the Series’ financial statements.

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Small Cap Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 13, 2009

19

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $29,069 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $1,454,159 as capital gains for its taxable year ended December 31, 2008.

20

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 5, 2008, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2008 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 22 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 15 of the 25 active Series of the Fund are

21

Renewal of Investment Advisory Agreement (unaudited)

currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

23

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Incyte Corp.
ViroPharma, Inc.
HLTH Corp.
Cheyne Captial International
MPM Bio-equities
GMP Companies
HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

(THIS PAGE INTENTIONALLY LEFT BLANK)

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

26

Manning & Napier Fund, Inc.

LIFE SCIENCES SERIES	|	Annual Report - December 31, 2008

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Market conditions in 2008 were extremely challenging; the Life Sciences Series achieved a return that was below the return of the Standard & Poor’s (S&P) 500 Health Care Index for the first time in nine years. The Series also underperformed the S&P 500 Total Return Index. Over the calendar year 2008, the Life Sciences Series generated a total return of -38.77%, versus the -22.81% return of the S&P 500 Health Care Index and the -36.99% return of the S&P 500 Total Return Index. However, performance over the full market cycle (since 10/1/02) remains competitive, both on an absolute basis and as compared to the benchmarks. The Series’ average annualized total return from October 1, 2002 through December 31, 2008 was 3.64%, which exceeds the 2.48% average annualized total return of the S&P 500 Health Care Index and narrowly beats the 3.63% average annualized total return of the S&P 500 Total Return Index.

The relative underperformance of the Series versus the benchmarks in 2008 was due in large part to the weak performance of our small-cap holdings. There were several reasons for the broader decline of small-cap stocks, including capital rotation into what were perceived as less risky large-cap stocks, as well as general credit and financing concerns around the small-cap companies. In addition, there was an unprecedented amount of forced selling and redemptions by institutional and retail investors, especially in the fourth quarter, with an exaggerated impact on small-cap equities due to liquidity. Smaller companies in general were disproportionately punished by investors, with what we regard as fundamentally solid companies often being indiscriminately sold.

We believe the fundamentals of our small-cap holdings remain largely sound; therefore, we are continuing to hold them despite what we believe to be exaggerated short-term worries in the marketplace. However, in response to market conditions, we made certain portfolio adjustments throughout the course of the year. For example, we placed a higher emphasis on more financially stable companies that fit within our long-term investment themes such as diagnostics, life science tools, and healthcare information technology. We also decreased the Series’ exposure to small-cap holdings that were failing to track our investment thesis positively.

The Series also continues to invest in companies related to our long-term themes that we believe have secular (non-cyclical) tailwinds and that we believe to be less exposed to government scrutiny and pricing pressure than some other companies. Existing and new products and services from our thematic investments are intended to improve the quality of healthcare while, at the same time, increasing efficiency in the delivery of care.

We believe it is prudent to remain disciplined in our investment approach and philosophy, which we have followed in a variety of market conditions for over 38 years. While 2008 was a difficult year for investors, we recognize that our job is to remain focused on company-specific fundamentals. In a year where emotion - a crisis of confidence - was a strong driver of returns no matter the market, we are not surprised that our fundamentals-based approach produced disappointing returns. However, looking back over our history, this approach has served our clients well over the long-term.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2008 (unaudited)

	Average Annual Total Returns As of December 31, 2008
	One Year	Five Year	Since Inception[1]
Manning & Napier Fund, Inc. - Life Sciences Series[2]	-38.77%	-2.16%	8.72%
Standard & Poor’s (S&P) 500 Total Return Index[3]	-36.99%	-2.18%	-2.78%
Standard & Poor’s (S&P) 500 Health Care Index[3]	-22.81%	-0.73%	-0.26%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Life Sciences Series from its current activation1 (11/5/99) to present (12/31/08) to the S&P 500 Total Return Index and the S&P 500 Health Care Index.

1Performance numbers for the Series and Indices are calculated from November 5, 1999, the Series’ current activation date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2008, this net expense ratio was 1.12%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.12% for the year ended December 31, 2008.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Health Care Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of health care related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08-12/31/08
Actual	$1,000.00	$744.50	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.74

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.13%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Portfolio Composition as of December 31, 2008 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Top Ten Stock Holdings2

Mylan, Inc.	6.6%	Covidien Ltd. (Bermuda)	4.3%
Inverness Medical Innovations, Inc.	5.3%	Luminex Corp.	4.1%
Eclipsys, Corp.	5.2%	Celera Corp.	4.0%
bioMerieux (France)	4.7%	Sonic Healthcare Ltd. (Australia)	3.8%
Beckman Coulter, Inc.	4.7%	Synthes, Inc.	3.6%

2As a percentage of total investments.

4

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS - 97.6%

Health Care - 97.6%
Biotechnology - 9.1%
Celera Corp.*	665,100	$7,402,563
Cepheid, Inc.*	343,000	3,560,340
Genomic Health, Inc.*	205,000	3,993,400
QLT, Inc.* (Canada) (Note 7)	690,000	1,662,900

		16,619,203

Health Care Equipment & Supplies - 58.2%
Abaxis, Inc.*	265,000	4,247,950
Align Technology, Inc.*	675,000	5,906,250
Alsius Corp.*[1,6]	196,317	113,864
AtriCure, Inc.*	234,000	519,480
Beckman Coulter, Inc.	195,000	8,568,300
bioMerieux (France) (Note 7)	104,252	8,693,946
C.R. Bard, Inc.	58,200	4,903,932
The Cooper Companies, Inc.	100,000	1,640,000
Covidien Ltd. (Bermuda) (Note 7)	220,000	7,972,800
DENTSPLY International, Inc.	135,000	3,812,400
Dexcom, Inc.*	1,323,200	3,652,032
ev3, Inc.*	514,800	3,140,280
Gen-Probe, Inc.*	127,000	5,440,680
IDEXX Laboratories, Inc.*	97,000	3,499,760
Inverness Medical Innovations, Inc.*	395,000	7,469,450
Inverness Medical Innovations, Inc.*[2,3]	122,000	2,307,020
Micrus Endovascular Corp.*	283,194	3,287,882
Nobel Biocare Holding AG (Switzerland) (Note 7)	60,000	1,208,008
OraSure Technologies, Inc.*	1,246,000	4,585,280
Orthofix International N.V.* (Netherlands) (Note 7)	311,815	4,780,124
Sirona Dental Systems, Inc.*	385,000	4,042,500
STAAR Surgical Co.*	1,116,000	2,656,080
Straumann Holding AG (Switzerland) (Note 7)	22,917	3,995,774
Synthes, Inc.	53,000	6,645,549
Zimmer Holdings, Inc.*	78,000	3,152,760

		106,242,101

Health Care Providers & Services - 5.1%
Diagnosticos da America S.A. (Brazil) (Note 7)	250,000	2,410,982
Sonic Healthcare Ltd. (Australia) (Note 7)	680,000	6,900,859

		9,311,841

Health Care Technology - 5.2%
Eclipsys Corp.*	670,000	9,507,300

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services - 13.4%
Caliper Life Sciences, Inc.*	2,578,423	$2,501,070
Exelixis, Inc.*	1,050,400	5,273,008
Life Technologies Corp.*	118,000	2,750,580
Luminex Corp.*	350,000	7,476,000
QIAGEN N.V.* (Netherlands) (Note 7)	369,000	6,479,640

		24,480,298

Pharmaceuticals - 6.6%
Mylan, Inc.*	1,227,000	12,135,030

TOTAL COMMON STOCKS (Identified Cost $245,052,644)		178,295,773

PREFERRED STOCKS - 1.0%
Financials - 1.0%
Insurance - 1.0%
Avalon HealthCare Holdings, Inc. - Series D*[2,4,5,6] (Identified Cost $2,312,500)	925,000	1,850,000

WARRANTS - 0.1%
Health Care - 0.1%
Life Sciences Tools & Services - 0.1%
Caliper Life Sciences, Inc., 8/15/2010[2,4,7]	285,000	61,387
Caliper Life Sciences, Inc., 8/10/2011	401,109	16,044

TOTAL WARRANTS (Identified Cost $541,581)		77,431

SHORT-TERM INVESTMENTS - 1.8%
Dreyfus Cash Management, Inc. - Institutional Shares (Identified Cost $3,326,455)	3,326,455	3,326,455

TOTAL INVESTMENTS - 100.5% (Identified Cost $251,233,180)		183,549,659

LIABILITIES, LESS OTHER ASSETS - (0.5%)		(845,381)

NET ASSETS - 100%		$182,704,278

*Non-income producing security

1The Chairman and CEO of the company serves as a director of the Fund (see Note 2 to the financial statements).

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities amount to $4,218,407, or 2.3%, of the Series’ net assets as of December 31, 2008 (see Note 2 to the financial statements).

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

3This security was acquired on February 3, 2006 at a cost of $2,978,020 ($24.41 per share) and has been determined to be liquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

4Security has been valued at fair value (see Note 2 to the financial statements).

5This security was acquired June 22, 2007 at a cost of $2,312,500 ($2.50 per share) and has been determined to be illiquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

6See Note 2 to the financial statements regarding affiliated companies.

7This security was acquired on August 11, 2005 at a cost of $365,484 ($1.28 per warrant) and has been determined to be illiquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

The accompanying notes are an integral part of the financial statements.	7

Statement of Assets and Liabilities

December 31, 2008

ASSETS:

Investments, at value (identified cost $251,233,180) (Note 2)	$183,549,659
Receivable for fund shares sold	68,425
Receivable for securities sold	50,402
Foreign tax reclaims receivable	15,996
Dividends receivable	8,236

TOTAL ASSETS	183,692,718

LIABILITIES:

Accrued management fees (Note 3)	148,109
Accrued fund accounting and transfer agent fees (Note 3)	10,865
Accrued Chief Compliance Officer service fees (Note 3)	477
Payable for fund shares repurchased	630,320
Payable for securities purchased	156,538
Audit fees payable	31,487
Other payables and accrued expenses	10,644

TOTAL LIABILITIES	988,440

TOTAL NET ASSETS	$182,704,278

NET ASSETS CONSIST OF:

Capital stock	$261,435
Additional paid-in-capital	285,582,291
Accumulated net realized loss on investments, foreign currency and other assets and liabilities	(35,455,035)
Net unrealized depreciation on investments and other assets and liabilities	(67,684,413)

TOTAL NET ASSETS	$182,704,278

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($182,704,278/26,143,526 shares)	$6.99

8	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $12,959)	$1,069,979
Interest	87,676

Total Investment Income	1,157,655

EXPENSES:

Management fees (Note 3)	2,470,357
Fund accounting and transfer agent fees (Note 3)	159,073
Directors’ fees (Note 3)	12,599
Chief Compliance Officer service fees (Note 3)	4,301
Custodian fees	28,699
Miscellaneous	77,918

Total Expenses	2,752,947

NET INVESTMENT LOSS	(1,595,292)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on -
Investments	(34,533,197)
Foreign currency and other assets and liabilities	(45,994)

(34,579,191)

Net change in unrealized appreciation (depreciation) on -
Investments	(81,006,571)
Foreign currency and other assets and liabilities	(892)

(81,007,463)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(115,586,654)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(117,181,946)

The accompanying notes are an integral part of the financial statements.	9

Statements of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(1,595,292)	$(2,014,096)
Net realized gain (loss) on investments and foreign currency	(34,579,191)	26,465,274
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(81,007,463)	2,626,310

Net increase (decrease) from operations	(117,181,946)	27,077,488

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net realized gain on investments	(2,894,633)	(24,823,184)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	3,111,722	64,342,733

Net increase (decrease) in net assets	(116,964,857)	66,597,037

NET ASSETS:

Beginning of year	299,669,135	233,072,098

End of year (including undistributed net investment income of $0 and $0, respectively)	$182,704,278	$299,669,135

10	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.54	$11.41	$12.10	$11.89	$11.96

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.08)	(0.05)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	(4.38)	1.25	1.56	1.71	0.43

Total from investment operations	(4.44)	1.17	1.51	1.67	0.36

Less distributions to shareholders:
From net realized gain on investments	(0.11)	(1.04)	(2.20)	(1.46)	(0.43)

Net asset value - End of year	$6.99	$11.54	$11.41	$12.10	$11.89

Net assets - End of year (000’s omitted)	$182,704	$299,669	$233,072	$221,302	$185,487

Total return[1]	(38.77%)	10.62%	12.52%	14.16%	3.03%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.12%	1.12%	1.14%	1.17%	1.18%*
Net investment loss	(0.65%)	(0.75%)	(0.51%)	(0.32%)	(0.62%)
Portfolio turnover	94%	95%	93%	110%	109%

*The investment advisor did not impose all of its management fee and is not eligible to recoup any expenses that have been waived or reimbursed in prior years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) for the year ended 12/31/04 would have been increased by 0.04%.

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year ended 12/31/04.

The accompanying notes are an integral part of the financial statements.	11

Notes to Financial Statements

1.	ORGANIZATION

Life Sciences Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in the life sciences industry.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). On November 5, 1999, the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates. On May 1, 2001, the Series began offering shares directly to investors. Previously, the Series was available from time to time to advisory clients and employees of the Advisor. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2008, 4.5 billion shares have been designated in total among 28 series, of which 100 million have been designated as Life Sciences Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds, which are valued at the closing price on the exchange.

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Series as of January 1, 2008, the

12

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Series’ assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial instruments*
Level 1 - Quoted Prices	$181,638,272	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	1,911,387	—

Total	$183,549,659	$—

*Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2008, the Series did not hold any derivative instruments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of 12/31/07	$2,557,022
Realized gain/loss	—
Change in unrealized appreciation (depreciation)	(645,635)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 12/31/08	$1,911,387

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. As of December 31, 2008, the aggregate value of securities deemed illiquid was $1,911,387, representing 1.0% of the Series’ net assets.

Affiliated Companies

The 1940 Act defines “affiliated companies” to include securities in which a series owns 5% or more of the outstanding voting securities of the issuer. The following transactions were effected in shares of Avalon Healthcare Holdings, Inc. for the year ended December 31, 2008:

Name of Issuer	Number of Shares Held as of 12/31/07	Gross Additions	Gross Reductions	Number of Shares Held as of 12/31/08	Value as of 12/31/08	Invest- ment Income	Realized Gain
Avalon Healthcare Holdings, Inc.	925,000	—	—	925,000	$1,850,000	$—	$—

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Affiliated Companies (continued)

The Chairman and CEO of Alsius Corp. serves as a director of the Fund. Therefore, Alsius Corp. (formerly Ithaka Acquisition Corp.) is considered an “affiliated company”, as defined in the 1940 Act. The following transactions were effected in shares of Alsius Corp. for the year ended December 31, 2008:

Name of Issuer	Number of Shares Held as of 12/31/07	Gross Additions	Gross Reductions	Number of Shares Held as of 12/31/08	Value as of 12/31/08	Invest- ment Income	Realized Loss
Alsius Corp	490,000	321,819	615,502	196,317	$113,864	$—	$2,024,747
Alsius Corp., 8/3/2009 Warrants*	1,770,000	—	1,770,000	—	$—	$—	$—

*The warrants were exercised into new common shares of Alsius Corp. during the year.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2005 through December 31, 2008.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnifications (continued)

provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2008, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2008, the fee rates are as follows: 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2008, purchases and sales of securities, other than United States Government securities and short-term securities, were $229,796,172 and $224,773,581, respectively. There were no purchases or sales of United States Government securities.

16

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Life Sciences Series were:

	For the Year Ended 12/31/08		For the Year Ended 12/31/07
	Shares	Amount	Shares	Amount
Sold	2,823,006	$26,015,765	4,659,826	$55,397,353
Reinvested	282,518	2,867,564	2,186,128	24,561,918
Repurchased	(2,924,235)	(25,771,607)	(1,306,611)	(15,616,538)

Total	181,289	$3,111,722	5,539,343	$64,342,733

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2008.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	LIFE SCIENCES SECURITIES

The Series may focus its investments in certain related life sciences industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, foreign currency gains and losses, losses deferred due to wash sales and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Ordinary income	$1,967,508	$10,394,257
Long-term capital gains	927,125	14,428,927

17

Notes to Financial Statements

9.	FEDERAL INCOME TAX INFORMATION (continued)

For the year ended December 31, 2008, the Series elected to defer $1,660,341 of capital losses attributable to Post-October losses.

At December 31, 2008, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$251,869,170
Unrealized appreciation	$6,009,787
Unrealized depreciation	(74,329,298)

Net unrealized depreciation	$(68,319,511)
Capital loss carryover	33,158,704

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2016.

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but they are not expected to materially impact the Series’ financial statements.

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Life Sciences Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Life Sciences Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

February 13, 2009

19

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $74,746 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $927,125 as capital gains for its taxable year ended December 31, 2008.

20

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 5, 2008, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2008 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 22 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was

21

Renewal of Investment Advisory Agreement (unaudited)

noted by representatives of the Advisor that 15 of the 25 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, and Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

23

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Captial International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

(THIS PAGE INTENTIONALLY LEFT BLANK)

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

26

Manning & Napier Fund, Inc.

FINANCIAL SERVICES SERIES	|	Annual Report - December 31, 2008

Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Financial Services Series closed its third full calendar year ahead of the Standard & Poor’s (S&P) 500 Financials Index, but it trailed the broader S&P 500 Total Return Index as losses from the housing sector continued to mount throughout the year. These declines led to the worst global financial crisis since the Great Depression. The Financial Services Series ended 2008 with a total return of -42.98% compared to -55.24% for the S&P 500 Financials Index and -36.99% for the S&P 500 Total Return Index.

Performance across the Financials sector was weak for the duration of 2008, although it took a dramatic turn downward during the 3rd to 4th quarter transition. The bad news relating to housing and subsequent negative asset value revisions eroded capital positions among financial institutions to levels so thin that virtually all forms of lending disappeared. To get a sense of the level of despair, one does not need to look further than the historic failures of investment banking giants Lehman Brothers and Bear Stearns. Former peer Merrill Lynch also succumbed to the environment and was absorbed by Bank of America. Similarly, banking giants Washington Mutual and Wachovia, among others, were forced into the arms of reluctant buyers that were only made willing with federal assistance. In the fourth quarter the National Bureau of Economic Research (NBER) officially announced that the U.S. was in a recession and had been since December of 2007. For many, this was simply confirmation of the obvious, but nonetheless the news has weighed on consumer and investor confidence.

The performance of the Series held up better than that of the S&P 500 Financials Index due to a combination of our sector weightings and our selection of stocks within each sector. Among positive catalysts were our comparatively small positions in investment banks and brokers, the weakest performing subsector within Financials during 2008. This is no surprise given the failures noted above. The Series also benefited from an underweight position relative to the Index in diversified financial services companies, like Citigroup, that lost ground in 2008 owing to large mortgage-related exposures and insufficient capital. Another bright spot in the Series’ subsector allocations was the data processing and outsourced services subsector, which posted the best returns of any within Financials during 2008, though this area still lost about a third of its value over the past 12 months.

Our current outlook as it pertains to specific industry weightings has changed notably from where we stood at the end of 2007. Owing to the historic nature of this financial crisis and the exorbitant losses that have been logged to date, we note the importance of proper positioning as we move forward into a recovery. We have taken proactive steps to invest in what we believe are the strongest companies within industries that typically follow the overall economic cycle. While banking remains our largest holding, we now have smaller positions than the benchmark in this category and have employed a more distinct focus in making banking investments. Here, our efforts are centered on owning companies with strong capital cushions and industry-leading credit quality. Given that many players have exited the industry and among those that remain, capital is so scarce it limits their ability to generate new loans, we have sought to identify the strongest players, which have a unique opportunity to gain market share through the trough and emerge stronger on the other side.

We have also begun to increase our holdings in the asset management sector. 2008 saw record outflows of money from equity products as markets faltered and investors grew increasingly risk averse. As we often do in out of favor sectors, we have added to holdings as valuations became increasingly attractive.

In similar fashion to the cyclical drivers of our asset management investments, we have also increased our allocation to consumer finance companies. To date, our investments are focused on what we perceive to be the strongest players as our analysis shows that they are the most well equipped to endure the declines in spending we have seen.

1

Management Discussion and Analysis (unaudited)

While 2008 was a difficult year for investors, we recognize that our job is to remain focused on company-specific fundamentals. In a year where emotion - a crisis of confidence - was a strong driver of returns no matter the market, we are not surprised that our fundamentals-based approach produced disappointing returns. However, looking back over our 38-year history, this approach has served our clients well over the long-term.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2008 (unaudited)

	Average Annual Total Returns As of December 31, 2008
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Financial Services Series[2]	-42.98%	-13.38%
Standard & Poor’s (S&P) 500 Total Return Index[3]	-36.99%	-5.70%
Standard & Poor’s (S&P) 500 Financials Index[3]	-55.24%	-19.21%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Financial Services Series from its inception1 (7/1/05) to present (12/31/08) to the S&P 500 Total Return Index and the S&P 500 Financials Index.

1Performance numbers for the Series and Indices are calculated from July 1, 2005, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2008, this net expense ratio was 1.12%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.12% for the year ended December 31, 2008.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Financials Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of financial related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08-12/31/08
Actual	$1,000.00	$749.10	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.74

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.13%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one year data.

4

Portfolio Composition as of December 31, 2008 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Top Ten Stock Holdings2

U.S. Bancorp	5.3%	Automatic Data Processing, Inc.	4.2%
PNC Financial Services Group, Inc.	5.1%	HSBC Holdings plc - ADR (United Kingdom)	3.6%
The Progressive Corp.	5.0%	Jackson Hewitt Tax Service, Inc.	3.6%
JPMorgan Chase & Co.	4.9%	Willis Group Holdings Ltd. (United Kingdom)	3.4%
SEI Investments Co.	4.4%	Moody’s Corp.	3.4%

2As a percentage of total investments.

5

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS - 88.5%

Consumer Discretionary - 5.3%
Diversified Consumer Services - 3.7%
Jackson Hewitt Tax Service, Inc.	302,000	$4,738,380

Media - 1.6%
The McGraw-Hill Companies, Inc.	90,000	2,087,100

Total Consumer Discretionary		6,825,480

Financials - 69.7%
Capital Markets - 15.3%
Bank of New York Mellon Corp.[1]	88,000	2,493,040
The Charles Schwab Corp.	167,000	2,700,390
Federated Investors, Inc.	134,000	2,272,640
Franklin Resources, Inc.	40,000	2,551,200
Janus Capital Group, Inc.	357,000	2,866,710
SEI Investments Co.	368,000	5,781,280
T. Rowe Price Group, Inc.	32,000	1,134,080

		19,799,340

Commercial Banks - 19.2%
The Bancorp, Inc.*	149,930	562,238
HSBC Holdings plc - ADR (United Kingdom) (Note 7)	98,000	4,769,660
PNC Financial Services Group, Inc.	135,500	6,639,500
Societe Generale - ADR (France) (Note 7)	155,100	1,613,040
TCF Financial Corp.	92,000	1,256,720
U.S. Bancorp	276,600	6,917,766
Webster Financial Corp.	103,600	1,427,608
Wilmington Trust Corp.	72,300	1,607,952

		24,794,484

Consumer Finance - 5.0%
American Express Co.	181,900	3,374,245
Capital One Financial Corp.	95,200	3,035,928

		6,410,173

Diversified Financial Services - 11.4%
Bank of America Corp.	211,000	2,970,880
Financiere Marc de Lacharriere S.A. (Fimalac) (France) (Note 7)	32,400	1,008,729
JPMorgan Chase & Co.	201,700	6,359,601
Moody’s Corp.	220,000	4,419,800

		14,759,010

Insurance - 17.7%
Allianz SE (Germany) (Note 7)	34,500	3,591,552

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
Brown & Brown, Inc.	124,000	$2,591,600
First American Corp.	91,500	2,643,435
The Progressive Corp.	444,800	6,587,488
Torchmark Corp.	68,500	3,061,950
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	178,000	4,428,640

		22,904,665

Thrifts & Mortgage Finance - 1.1%
First Niagara Financial Group, Inc.	91,800	1,484,406

Total Financials		90,152,078

Industrials - 4.6%
Professional Services - 4.6%
Equifax, Inc.	99,000	2,625,480
Experian plc (Ireland) (Note 7)	540,000	3,353,169

Total Industrials		5,978,649

Information Technology - 8.9%
IT Services - 8.9%
Automatic Data Processing, Inc.	139,550	5,489,897
Online Resources Corp.*	614,000	2,910,360
Paychex, Inc.	121,000	3,179,880

Total Information Technology		11,580,137

TOTAL COMMON STOCKS (Identified Cost $170,683,800)		114,536,344

MUTUAL FUNDS - 5.4%
Financial Select Sector SPDR Fund	446,000	5,628,520
iShares S&P U.S. Preferred Stock Index Fund	46,700	1,364,107

TOTAL MUTUAL FUNDS (Identified Cost $6,870,308)		6,992,627

SHORT-TERM INVESTMENTS - 7.2%
Dreyfus Cash Management, Inc. - Institutional Shares	4,245,082	4,245,082
Fannie Mae Discount Note, 3/3/2009	$2,000,000	1,999,766
Federal Home Loan Bank Discount Note, 1/5/2009	3,000,000	2,999,836

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $9,244,193)		9,244,684

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2008

Value (Note 2)

TOTAL INVESTMENTS - 101.1% (Identified Cost $186,798,301)	$130,773,655
LIABILITIES, LESS OTHER ASSETS - (1.1%)	(1,404,378)

NET ASSETS - 100%	$129,369,277

*Non-income producing security

ADR - American Depository Receipt

1Bank of New York Mellon Corp. is the Fund’s custodian.

8	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2008

ASSETS:

Investments, at value (identified cost $186,798,301) (Note 2)	$130,773,655
Foreign currency (cost $2)	2
Dividends receivable	562,866
Receivable for securities sold	344,148
Receivable for fund shares sold	55,854
Foreign tax reclaims receivable	10,026

TOTAL ASSETS	131,746,551

LIABILITIES:

Accrued management fees (Note 3)	107,145
Accrued fund accounting and transfer agent fees (Note 3)	7,968
Accrued Chief Compliance Officer service fees (Note 3)	486
Payable for securities purchased	1,891,313
Payable for fund shares repurchased	330,018
Audit fees payable	31,309
Other payables and accrued expenses	9,035

TOTAL LIABILITIES	2,377,274

TOTAL NET ASSETS	$129,369,277

NET ASSETS CONSIST OF:

Capital stock	$251,886
Additional paid-in-capital	253,075,752
Undistributed net investment income	146,921
Accumulated net realized loss on investments, foreign currency and other assets and liabilities	(68,079,330)
Net unrealized depreciation on investments, foreign currency and other assets and liabilities	(56,025,952)

TOTAL NET ASSETS	$129,369,277

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($129,369,277/25,188,616 shares)	$5.14

The accompanying notes are an integral part of the financial statements.	9

Statement of Operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $43,300)	$6,188,014
Interest	150,480

Total Investment Income	6,338,494

EXPENSES:

Management fees (Note 3)	1,835,962
Fund accounting and transfer agent fees (Note 3)	119,686
Directors’ fees (Note 3)	12,600
Chief Compliance Officer service fees (Note 3)	4,301
Custodian fees	13,100
Miscellaneous	70,571

Total Expenses	2,056,220

NET INVESTMENT INCOME	4,282,274

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on -
Investments	(65,995,744)
Foreign currency and other assets and liabilities	(10,295)

(66,006,039)

Net change in unrealized depreciation on -
Investments	(36,956,440)
Foreign currency and other assets and liabilities	(1,753)

(36,958,193)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(102,964,232)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(98,681,958)

10	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,282,274	$2,457,390
Net realized gain (loss) on investments and foreign currency	(66,006,039)	6,107,449
Net change in unrealized depreciation on investments and foreign currency	(36,958,193)	(34,698,440)

Net decrease from operations	(98,681,958)	(26,133,601)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income	(4,382,210)	(2,228,398)
From net realized gain on investments	—	(10,081,395)

Total distributions to shareholders	(4,382,210)	(12,309,793)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	12,336,743	125,684,727

Net increase (decrease) in net assets	(90,727,425)	87,241,333

NET ASSETS:

Beginning of year	220,096,702	132,855,369

End of year (including undistributed net investment income of $146,921 and $256,898, respectively)	$129,369,277	$220,096,702

The accompanying notes are an integral part of the financial statements.	11

Financial Highlights

	For the Years Ended			For the Period 7/1/05[1] to 12/31/05
	12/31/08	12/31/07	12/31/06

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.34	$12.51	$10.70	$10.00

Income (loss) from investment operations:
Net investment income	0.17	0.19	0.10	0.05
Net realized and unrealized gain (loss) on investments	(4.19)	(2.36)	2.00	0.69

Total from investment operations	(4.02)	(2.17)	2.10	0.74

Less distributions to shareholders:
From net investment income	(0.18)	(0.18)	(0.11)	(0.04)
From net realized gain on investments	—	(0.82)	(0.18)	—

Total distributions to shareholders	(0.18)	(1.00)	(0.29)	(0.04)

Net asset value - End of period	$5.14	$9.34	$12.51	$10.70

Net assets - End of period (000’s omitted)	$129,369	$220,097	$132,855	$49,674

Total return[2]	(42.98%)	(17.46%)	19.62%	7.39%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.12%	1.15%	1.18%	1.20%[3]*
Net investment income	2.34%	1.72%	1.14%	0.95%[3]
Portfolio turnover	41%	38%	30%	6%

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) for the period ended 12/31/05 would have been increased by 0.16%[3].

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period ended December 31, 2005. Periods less than one year are not annualized.

3Annualized.

12	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Financial Services Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in the financial services industry.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2008, 4.5 billion shares have been designated in total among 28 series, of which 100 million have been designated as Financial Services Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds, which are valued at the closing price on the exchange.

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Series as of January 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Level 3 - significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Series’ assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*

Level 1 - Quoted Prices	$124,161,013	$—
Level 2 - Other Significant Observable Inputs	6,612,642	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$130,773,655	$—

*Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2008, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2007 or December 31, 2008.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2005 through December 31, 2008.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

15

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. For the year ended December 31, 2008, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2008, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2008, the fee rates are as follows: 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2008, purchases and sales of securities, other than United States Government securities and short-term securities, were $86,275,313 and $70,439,819, respectively. There were no purchases or sales of United States Government securities.

16

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Financial Services Series were:

	For the Year Ended 12/31/08		For the Year Ended 12/31/07
	Shares	Amount	Shares	Amount

Sold	3,484,154	$26,397,174	12,112,146	$118,943,581
Reinvested	857,166	4,243,277	1,269,156	12,123,485
Repurchased	(2,707,152)	(18,303,708)	(448,824)	(5,382,339)

Total	1,634,168	$12,336,743	12,932,478	$125,684,727

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2008.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FINANCIAL SERVICES SECURITIES

The Series may focus its investments in certain related financial services industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, foreign currency gains and losses and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

17

Notes to Financial Statements

9.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Ordinary income	$4,382,210	$7,602,829
Long-term capital gains	—	4,706,964

For the year ended December 31, 2008, the Series elected to defer $17,329,119 and $33 of capital and currency losses, respectively, attributable to Post-October losses.

At December 31, 2008, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$186,798,301
Unrealized appreciation	$1,664,707
Unrealized depreciation	(57,689,353)

Net unrealized depreciation	$(56,024,646)
Capital loss carryover	50,750,211
Undistributed ordinary income	146,954

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2016.

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but they are not expected to materially impact the Series’ financial statements.

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Financial Services Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Financial Services Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

February 13, 2009

19

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $4,266,503 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 96.3%.

20

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 5, 2008, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2008 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 22 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 15 of the 25 active Series of the Fund are

21

Renewal of Investment Advisory Agreement (unaudited)

currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

23

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

(THIS PAGE INTENTIONALLY LEFT BLANK)

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

26

Manning & Napier Fund, Inc.

WORLD OPPORTUNITIES SERIES	|	Annual Report - December 31, 2008

Management Discussion and Analysis (unaudited)

Dear Shareholders:

2008 was a very poor year in foreign markets. The World Opportunities Series fell -40.07% in the 2008 calendar year; however, it outperformed its benchmark index, the Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., which lost -45.53%. The Series continues to outperform the benchmark over the current international stock market cycle (since April 1, 2003) with an annualized return of 12.04% compared to the benchmark’s annualized return of 9.95%.

The Series’ performance held up better than the benchmark due to a number of factors. A significant contributor to its relative performance was its lower weighting in the Financials sector compared to the benchmark. The Financials sector was the worst performing sector in the MSCI All Country World Index ex U.S. In addition, the Series steered away from the Materials sector, which was the second worst performing sector.

The Series was more defensively positioned than the benchmark, with a large portion of equities in the Consumer Staples and Health Care sectors. Both of these sectors held up better than the overall market.

Another important contributor to the relative performance of the Series was a currency hedge that was put on the Euro and British Pound for a portion of the year. We believed there was risk for the U.S. dollar to appreciate against foreign currencies, namely the Euro and the British Pound. Given mounting evidence of a global economic slowdown, we believed the Central Banks in England and the European Union would change their stance from being vigilant on inflation to aggressively cutting interest rates to help stem the slowdown. This action tends to lead to a weakening currency. Meanwhile, the U.S. had already been proactive at cutting the Fed Funds rate prior to the initiation of our hedge. The hedge was allowed to expire in October of 2008.

Detracting from performance was a lower weight to the Utilities and Telecommunication Services sectors than the benchmark. These traditionally defensive sectors held up better than the overall market in 2008. Stock selection in the Industrials sector and Energy sector were also detractors from performance. Weak performers included an aerospace manufacturer and an energy service company specializing in seismic surveying equipment. Concerns about potential order cancellations from airlines and a collapse of energy prices, respectively, helped push these stocks lower during the year.

On a country and regional basis, a general underweight as compared to the benchmark in emerging markets, especially avoiding stocks based in China, India, and Russia, aided relative performance versus the benchmark. These markets experienced significant underperformance in anticipation of the global economic slowdown and its impact on these countries’ exporting industries. However, an underweight position to Japan detracted from performance, as a strong Yen relative to other major currencies helped buoy the Japanese stock market. We did increase the Series’ holdings in Japan over the course of the year, although our position is still less than that of the benchmark.

During the year we reduced holdings in the Financials sector. The greater need to raise capital to offset mounting credit losses weakened our conviction surrounding the strength of the strategy fit for companies in the sector. Exposure to the Energy sector was also reduced as signs the global economy was starting to slow began to appear. We believed the dramatic rise in oil prices was unsustainable given the gloomy global economic outlook that presented itself during the first half of the year. We added to positions in more defensive sectors, particularly Health Care, throughout the year. Holdings within Health Care include diagnostic testing and medical device companies, along with firms engaged in the manufacturer and development of pharmaceuticals.

The World Opportunities Series remains predominantly invested in Western Europe, based in part on our view that Western Europe is in a long-term reform process. The corporate sector has experienced a removal of burdens, such as strict labor laws and higher taxes, in order to regain competitiveness lost to lower cost regions such as Eastern Europe and Asia. The crash of the credit markets in 2008 has shifted focus away from reform and towards the continent’s more immediate problems. On a positive note, valuations are becoming ever more attractive in Western Europe.

1

Management Discussion and Analysis (unaudited)

The Series maintained a significantly larger position in Brazil as compared to the benchmark in 2008. President Lula has taken positive steps to improve Brazil’s fiscal position and encourage growth. Brazil was successful in 2008 at avoiding a downturn, although some concerns are developing over the plummeting price of commodities.

While 2008 was a difficult year for investors, we recognize that our job is to remain focused on company-specific fundamentals. In a year where emotion - a crisis of confidence - was a strong driver of returns no matter the market, we are not surprised that our fundamentals-based approach produced disappointing returns. However, looking back over our 38-year history, this approach has served our clients well over the long-term.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2008 (unaudited)

	Average Annual Total Returns As of December 31, 2008
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - World Opportunities Series[2]	-40.07%	5.22%	8.72%	7.69%
Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[3]	-45.53%	2.56%	1.90%	2.98%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - World Opportunities Series for the ten years ended December 31, 2008 to the MSCI All Country World Index ex U.S.

1Performance numbers for the Series are calculated from September 6, 1996, the Series’ inception date. Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1996.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2008, this net expense ratio was 1.16%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.16% for the year ended December 31, 2008.

3The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Unlike Series returns, the Index returns do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08-12/31/08
Actual	$1,000.00	$661.00	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition as of December 31, 2008 (unaudited)

Country Allocation1

1As a percentage of net assets.

2Miscellaneous

Denmark 2.2%

Finland 2.2%

Hong Kong 0.3%

Israel 0.2%

Mexico 2.0%

South Korea 1.6%

Spain 1.0%

Thailand 0.6%

United States 1.5%

Sector Allocation3

3As a percentage of net assets.

5

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS - 92.1%

Consumer Discretionary - 8.4%
Automobiles - 1.6%
Suzuki Motor Corp. (Japan)	1,564,500	$21,198,345

Hotels, Restaurants & Leisure - 0.8%
Club Mediterranee S.A.* (France)	633,245	10,544,108

Leisure Equipment & Products - 1.0%
Sankyo Co. Ltd. (Japan)	277,900	13,798,411

Media - 4.0%
Grupo Televisa S.A. - ADR (Mexico)	1,766,870	26,397,038
Societe Television Francaise 1 (France)	1,861,191	27,006,774

		53,403,812

Textiles, Apparel & Luxury Goods - 1.0%
Adidas AG (Germany)	352,840	13,285,200

Total Consumer Discretionary		112,229,876

Consumer Staples - 15.9%
Beverages - 4.2%
Carlsberg A/S - Class B (Denmark)	909,500	29,092,380
Heineken N.V. (Netherlands)	895,440	27,255,985

		56,348,365

Food & Staples Retailing - 1.9%
Carrefour S.A. (France)	663,280	25,370,359

Food Products - 7.0%
Cadbury plc (United Kingdom)	1,375,630	11,972,746
Nestle S.A. (Switzerland)	729,750	28,534,261
Unilever plc - ADR (United Kingdom)	2,316,800	53,332,736

		93,839,743

Personal Products - 2.8%
L’Oreal S.A. (France)	309,140	26,768,530
Natura Cosmeticos S.A. (Brazil)	1,320,500	10,757,741

		37,526,271

Total Consumer Staples		213,084,738

Energy - 4.3%
Energy Equipment & Services - 4.3%
Calfrac Well Services Ltd. (Canada)	2,339,700	16,492,781
Compagnie Generale de Geophysique - Veritas (CGG - Veritas)* (France)	1,798,670	26,499,558
Trican Well Service Ltd. (Canada)	2,249,280	14,506,781

Total Energy		57,499,120

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials - 7.7%
Commercial Banks - 3.4%
HSBC Holdings plc (United Kingdom)	3,195,100	$30,403,280
Societe Generale (France)	306,170	15,319,564

		45,722,844

Diversified Financial Services - 0.9%
Financiere Marc de Lacharriere S.A. (Fimalac) (France)	393,026	12,236,313

Insurance - 3.1%
Allianz SE (Germany)	260,540	27,122,986
Willis Group Holdings Ltd. (United Kingdom)	569,380	14,166,174

		41,289,160

Thrifts & Mortgage Finance - 0.3%
Aareal Bank AG (Germany)	555,200	4,498,827

Total Financials		103,747,144

Health Care - 19.6%
Health Care Equipment & Supplies - 5.9%
Covidien Ltd. (Bermuda)	801,000	29,028,240
Nobel Biocare Holding AG (Switzerland)	805,250	16,212,478
Straumann Holding AG (Switzerland)	80,860	14,098,628
Synthes, Inc. (United States)	158,810	19,912,825

		79,252,171

Health Care Providers & Services - 5.2%
BML, Inc. (Japan)	375,700	8,203,799
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)	14,130,000	8,627,765
Diagnosticos da America S.A. (Brazil)	1,550,090	14,948,959
Sonic Healthcare Ltd. (Australia)	3,729,692	37,850,114

		69,630,637

Life Sciences Tools & Services - 4.7%
Lonza Group AG (Switzerland)	393,231	36,055,723
QIAGEN N.V.* (Netherlands)	1,534,146	26,939,604

		62,995,327

Pharmaceuticals - 3.8%
Novartis AG - ADR (Switzerland)	738,590	36,752,238
Santen Pharmaceutical Co. Ltd. (Japan)	474,200	14,179,433

		50,931,671

Total Health Care		262,809,806

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials - 16.1%
Aerospace & Defense - 3.5%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)	2,913,880	$47,233,995

Air Freight & Logistics - 2.6%
TNT N.V. (Netherlands)	1,852,780	35,434,276

Electrical Equipment - 4.9%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	2,025,010	30,395,400
Gamesa Corporacion Tecnologica S.A. (Spain)	727,520	12,882,366
Nexans S.A. (France)	365,942	21,641,786

		64,919,552

Industrial Conglomerates - 4.3%
Siemens AG (Germany)	577,410	42,365,978
Tyco International Ltd. (Bermuda)	705,390	15,236,424

		57,602,402

Machinery - 0.8%
Schindler Holding AG (Switzerland)	238,910	10,801,364

Total Industrials		215,991,589

Information Technology - 17.9%
Communications Equipment - 3.6%
Alcatel-Lucent - ADR* (France)	8,905,210	19,146,201
Nokia (Finland)	1,854,260	28,926,456

		48,072,657

Semiconductors & Semiconductor Equipment - 3.1%
ASML Holding N.V. (Netherlands)	1,085,630	19,238,592
Tokyo Electron Limited (Japan)	631,000	21,583,361

		40,821,953

Software - 11.2%
Aladdin Knowledge Systems Ltd.* (Israel)	336,260	2,071,362
Amdocs Ltd.* (Guernsey)	3,034,390	55,498,993
Misys plc (United Kingdom)	5,823,730	8,308,254
SAP AG - ADR (Germany)	974,780	35,306,532
Square Enix Holdings Co. Ltd. (Japan)	450,600	14,294,108
UbiSoft Entertainment S.A.* (France)	1,809,060	35,075,870

		150,555,119

Total Information Technology		239,449,729

Materials - 0.3%
Paper & Forest Products - 0.3%
Norbord, Inc. (Canada)	7,911,480	4,487,146

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)

Telecommunication Services - 1.9%
Wireless Telecommunication Services - 1.9%
Hutchison Telecommunications International Ltd. (Hong Kong)	11,900,000	$3,193,806
Hutchison Telecommunications International Ltd. - ADR (Hong Kong)	135,670	549,463
SK Telecom Co. Ltd. - ADR (South Korea)	1,152,790	20,957,722

Total Telecommunication Services		24,700,991

TOTAL COMMON STOCKS (Identified Cost $1,746,900,600)		1,234,000,139

PREFERRED STOCKS - 1.1%
Consumer Staples - 1.1%
Household Products - 1.1%
Henkel AG & Co. KGaA (Germany) (Identified Cost $16,914,358)	451,650	14,413,026

SHORT-TERM INVESTMENTS - 9.3%
Dreyfus Cash Management, Inc. - Institutional Shares	64,753,492	64,753,492
Federal Home Loan Bank Discount Note, 1/5/2009	$60,000,000	59,996,720

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $124,742,491)		124,750,212

TOTAL INVESTMENTS - 102.5% (Identified Cost $1,888,557,449)		1,373,163,377

LIABILITIES, LESS OTHER ASSETS - (2.5%)		(33,105,884)

NET ASSETS - 100%		$1,340,057,493

*Non-income producing security

ADR - American Depository Receipt

NVDR - Non-Voting Depository Receipt

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: France - 16.4%; Switzerland - 12.9%; Germany - 10.2%.

The accompanying notes are an integral part of the financial statements.	9

Statement of Assets and Liabilities

December 31, 2008

ASSETS:

Investments, at value (identified cost $1,888,557,449) (Note 2)	$1,373,163,377
Cash	2,843,350
Foreign currency, at value (cost $9)	9
Receivable for fund shares sold	12,322,731
Dividends receivable	719,897
Foreign tax reclaims receivable	538,048
Receivable for securities sold	254,498

TOTAL ASSETS	1,389,841,910

LIABILITIES:

Accrued management fees (Note 3)	1,014,724
Accrued fund accounting and transfer agent fees (Note 3)	252,375
Accrued Chief Compliance Officer service fees (Note 3)	477
Payable for securities purchased	45,196,403
Payable for fund shares repurchased	3,198,266
Other payables and accrued expenses	122,172

TOTAL LIABILITIES	49,784,417

TOTAL NET ASSETS	$1,340,057,493

NET ASSETS CONSIST OF:

Capital stock	$2,280,684
Additional paid-in-capital	1,877,913,144
Undistributed net investment income	16,759,172
Accumulated net realized loss on investments, foreign currency and other assets and liabilities	(41,479,964)
Net unrealized depreciation on investments, foreign currency and other assets and liabilities	(515,415,543)

TOTAL NET ASSETS	$1,340,057,493

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($1,340,057,493/228,068,432 shares)	$5.88

10	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $1,652,804)	$33,539,893
Interest	1,024,034

Total Investment Income	34,563,927

EXPENSES:

Management fees (Note 3)	10,371,776
Fund accounting and transfer agent fees (Note 3)	1,105,325
Directors’ fees (Note 3)	12,599
Chief Compliance Officer service fees (Note 3)	4,301
Custodian fees	204,999
Miscellaneous	307,121

Total Expenses	12,006,121

NET INVESTMENT INCOME	22,557,806

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments	(57,539,376)
Foreign currency, forward foreign currency exchange contracts and other assets and liabilities	15,330,173

(42,209,203)

Net change in unrealized appreciation (depreciation) on -
Investments	(557,706,557)
Foreign currency and other assets and liabilities	(29,351)

(557,735,908)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(599,945,111)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(577,387,305)

The accompanying notes are an integral part of the financial statements.	11

Statements of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$22,557,806	$4,217,919
Net realized gain (loss) on investments and foreign currency	(42,209,203)	86,506,752
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(557,735,908)	(19,115,409)

Net increase (decrease) from operations	(577,387,305)	71,609,262

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(5,302,658)	(4,199,452)
From net realized gain on investments	(25,379,417)	(65,915,500)

Total distributions to shareholders	(30,682,075)	(70,114,952)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	1,106,263,251	523,247,936

Net increase in net assets	498,193,871	524,742,246

NET ASSETS:

Beginning of year	841,863,622	317,121,376

End of year (including undistributed net investment income of $16,759,172 and $277,607, respectively)	$1,340,057,493	$841,863,622

12	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.07	$9.58	$8.46	$8.33	$6.84

Income (loss) from investment operations:
Net investment income	0.10	0.05	0.12	0.07	0.05
Net realized and unrealized gain (loss) on investments	(4.08)	1.36	2.71	0.87	1.68

Total from investment operations	(3.98)	1.41	2.83	0.94	1.73

Less distributions to shareholders:
From net investment income	(0.03)	(0.05)	(0.14)	(0.07)	(0.06)
From net realized gain on investments	(0.18)	(0.87)	(1.57)	(0.74)	(0.18)

Total distributions to shareholders	(0.21)	(0.92)	(1.71)	(0.81)	(0.24)

Net asset value - End of year	$5.88	$10.07	$9.58	$8.46	$8.33

Net assets - End of year (000’s omitted)	$1,340,057	$841,864	$317,121	$206,636	$160,895

Total return[1]	(40.07%)	15.13%	33.88%	11.33%	25.42%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.16%	1.14%	1.16%	1.21%	1.26%
Net investment income	2.17%	0.75%	1.35%	0.95%	0.75%
Portfolio turnover	34%	49%	64%	46%	42%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.	13

Notes to Financial Statements

1.	ORGANIZATION

World Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2008, 4.5 billion shares have been designated in total among 28 series, of which 1.2 billion have been designated as World Opportunities Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds, which are valued at the closing price on the exchange.

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

measurements. FAS 157 became effective for the Series as of January 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Series’ assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*

Level 1 - Quoted Prices	$1,313,166,657	$—
Level 2 - Other Significant Observable Inputs	59,996,720	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$1,373,163,377	$—

*Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2008, the Series did not hold any derivative investments.

There were no Level 3 securities held by the Series as of December 31, 2007 or December 31, 2008.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation (continued)

securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) on investments.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. No such investments were held by the Series on December 31, 2008.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2005 through December 31, 2008.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2008, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2008, the fee rates are as follows: 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

17

Notes to Financial Statements

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2008, purchases and sales of securities, other than United States Government securities and short-term securities, were $1,411,828,352 and $329,956,533, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of World Opportunities Series were:

	For the Year Ended 12/31/08		For the Year Ended 12/31/07
	Shares	Amount	Shares	Amount

Sold	205,450,755	$1,542,940,375	55,314,981	$576,440,251
Reinvested	3,218,909	24,925,839	6,492,581	63,491,004
Repurchased	(64,232,889)	(461,602,963)	(11,273,014)	(116,683,319)

Total	144,436,775	$1,106,263,251	50,534,548	$523,247,936

Approximately 10% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2008.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales, foreign currency gains and losses and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

18

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/08	For the Year Ended 12/31/07

Ordinary income	$9,943,598	$30,433,799
Long-term capital gains	20,738,477	39,681,153

For the year ended December 31, 2008, the Series elected to defer $17,461,454 of capital losses attributable to Post-October losses.

At December 31, 2008, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$1,888,585,094
Unrealized appreciation	$8,797,936
Unrealized depreciation	(524,219,653)

Net unrealized depreciation	$(515,421,717)
Undistributed ordinary income	16,759,172
Capital loss carryover	23,990,865

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2016.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but they are not expected to materially impact the Series’ financial statements.

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of World Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the World Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

February 13, 2009

20

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $6,174,880 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $20,738,477 as capital gains for its taxable year ended December 31, 2008.

21

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 5, 2008, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2008 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 22 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 15 of the 25 active Series of the Fund are

22

Renewal of Investment Advisory Agreement (unaudited)

currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

24

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Capital International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

26

Manning & Napier Fund, Inc.

INTERNATIONAL SERIES	|	Annual Report - December 31, 2008

Management Discussion and Analysis (unaudited)

Dear Shareholders:

2008 was a very poor year for global markets. The International Series fell –33.25% for the 2008 calendar year. The Series held up better than its benchmark index; the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex. U.S., which had an even worse year, falling –45.53%.

The Series’ strong relative performance for the full year compared to the international benchmark can be attributed to a number of factors. The International Series had a lower weighting in the Financials sector than the benchmark; this was the worst performer of any sector this year. Also the Series was more defensively positioned versus the benchmark. This is evident in the Series’ higher weighting than the benchmark in Health Care and Consumer Staples, both of which had returns less negative than the overall benchmark. Finally, the most significant contributor to the relative performance of the Series was its holdings in fixed income securities, cash, and the currency hedge that was instituted on the Euro and British Pound for a portion of 2008. The MSCI ACWI ex U.S. does not hold any of these investments and is entirely composed of equities.

The International Series remains predominantly invested in Western Europe, based on our view that Western Europe is in a long-term reform process. The corporate sector has experienced a removal of burdens, such as strict labor laws and higher taxes, in order to regain competitiveness lost to lower-cost regions such as Eastern Europe and Asia. Western Europe has initiated a fair amount of reform over the last few years, but much more needs to be done. The crash of the credit markets in 2008 and the economic malaise that has ensued has shifted focus away from reform and towards the continent’s more immediate problems. On a positive note, valuations are becoming ever more attractive in Western Europe.

After a very strong 2007, Germany’s stock market had a poor year in 2008 similar to the global benchmark’s performance. The Series’ German holdings performed almost as poorly given our holdings in the German Financials sector. Germany is also the number one exporter in the world, with a strong focus on industrial products. The strong Euro and sharply weakening demand from its end markets, especially in the latter half of the year, put a damper on Germany’s economic outlook. Although restructuring at German companies did have a positive effect on earnings and employment over the last few years, the current global slowdown has led to decelerating growth, and plummeting industrial production and business sentiment. There is still potential for more reform to improve Germany’s global competitiveness once credit markets return to normal.

France had become more proactive on the reform front when President Sarkozy came to office in 2007. Upon taking office he immediately cut taxes on overtime pay in an effort to encourage increased working hours and give employees more discretionary income. He is also working towards eliminating discrepancies in the benefits between the private and public sector to decrease the burden on the state and increase labor flexibility. However, the current financial crisis, and Mr. Sarkozy’s duties as head of the rotating European Union Presidency for the final 6 months of 2008 has kept his attention focused on Europe more than on France’s long-term reform needs.

The Series also has other Western European holdings in the United Kingdom and Switzerland. These holdings are not held for their country of origin but rather because both countries have number of companies that are large, global, stable, and defensive in nature. Both of these baskets of equities performed well relative to the benchmark.

Japan had one of the least negative returns, in U.S. dollar terms, of any country in the Index. The strong Japanese Yen was a significant contributing factor to this performance. However, Japan’s economic situation rapidly deteriorated, especially in the latter half of the year. Japan has slipped back into recession, real GDP has turned negative on a year over year basis, wages are falling, retail sales are negative, industrial production is falling, and so are exports. Japan had made a number of positive reforms over the last few years such as postal privatization, cleaning up the banking sector, and loosening labor restrictions. Corporations, encouraged by the government reforms, have restructured, improving their balance sheets, and profitability. However, much of the growth came from strong export growth and now that the global economy is faltering, so is Japan. On the other hand, valuations remain very attractive relative to historical levels.

1

Management Discussion and Analysis (unaudited)

In the first half of the year the Series increased positions in South Korea. South Korea was undergoing dynamic change, as the economy was holding up well given the economic deterioration around the globe. The weaker Korean Won was keeping exports competitive and the domestic consumer remained strong in the early part of the year. However, South Korea’s fortunes deteriorated rapidly as the currency collapsed over concerns about refinancing public debt. We were more concerned with the high consumer debt levels and the effect that falling wages and rising interest rates would have on debt repayments. The risks were too high and much of the additions that were made in the first half of the year were sold in the second half of the year.

Brazil is another country in which the Series holds a position. This past year has been a hard one for Brazilian stocks. Falling commodity prices and a weakening currency are both worrying developments. However, we feel that Brazil, under the presidency of Lula Da Silva, has put itself in a much better position than in past economic downturns. President Lula has steered the economy in the right direction by improving Brazil’s fiscal position and reducing debt, encouraging market-friendly legislation, granting the central bank independence, keeping inflation at bay, and helping the poor climb out of poverty. We focus on two specific industries for the Series’ Brazilian holdings: water utilities and home builders. For the homebuilders, many of the positions were sold prior to the worst of the downturn. Other long-term positives for the Brazilian homebuilding industry include a positive mixture of pent up demand for housing, rising incomes of families, and new financing vehicles making home purchases possible for the middle and lower middle class through Brazil’s state-backed mortgage financing arm. Water utilities in Brazil are experiencing a number of tailwinds. Firstly, the market is not fully penetrated. In addition, as incomes grow, more people are demanding, and able to afford, water and sewage services.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2008 (unaudited)

	Average Annual Total Returns As of December 31, 2008
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - International Series[2]	-33.25%	4.29%	3.97%	7.76%
Standard & Poor’s (S&P) 500 Total Return Index[3]	-36.99%	-2.18%	-1.38%	6.93%
Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[3]	-45.53%	2.56%	1.90%	5.11%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - International Series for the ten years ended December 31, 2008 to the S&P 500 Total Return Index and the MSCI All Country World Index ex U.S.

1Performance numbers for the Series and the S&P 500 Total Return Index are calculated from August 27, 1992, the Series’ inception date. Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from August 31, 1992.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2008, this net expense ratio was 1.15%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.15% for the year ended December 31, 2008.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08-12/31/08
Actual	$1,000.00	$745.70	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.94

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.17%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition as of December 31, 2008 (unaudited)

Country Allocation1

1As a percentage of net assets.

2Miscellaneous

Mexico 0.39%

Norway 0.41%

Portugal 0.95%

Spain 0.67%

Sector Allocation3

3As a percentage of net assets.

5

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS - 89.07%

Consumer Discretionary - 8.10%
Auto Components - 0.95%
Hankook Tire Co. Ltd. (South Korea)	143,000	$1,737,256

Household Durables - 1.71%
Corporacion Geo S.A. de C.V. - Class B* (Mexico)	627,000	706,484
LG Electronics, Inc.* (South Korea)	26,000	1,544,227
Rodobens Negocios Imobiliarios S.A. (Brazil)	259,000	872,222

		3,122,933

Media - 3.36%
Impresa S.A. (SGPS)* (Portugal)	338,000	394,618
Mediaset S.p.A. (Italy)	175,000	985,694
Reed Elsevier plc - ADR (United Kingdom)	48,131	1,436,229
Societe Television Francaise 1 (France)	86,800	1,259,510
Wolters Kluwer N.V. (Netherlands)	105,037	1,976,707
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. - ADR (Portugal)	13,275	68,460

		6,121,218

Multiline Retail - 0.65%
PPR (France)	18,300	1,185,273

Specialty Retail - 0.88%
KOMERI Co. Ltd. (Japan)	67,000	1,604,215

Textiles, Apparel & Luxury Goods - 0.55%
LVMH S.A. (Louis Vuitton Moet Hennessy) (France)	14,920	990,616

Total Consumer Discretionary		14,761,511

Consumer Staples - 18.80%
Beverages - 2.22%
Diageo plc (United Kingdom)	130,000	1,795,745
Kirin Holdings Co. Ltd. (Japan)	173,000	2,244,820

		4,040,565

Food & Staples Retailing - 6.07%
Carrefour S.A. (France)	132,332	5,061,679
Casino Guichard-Perrachon S.A. (France)	27,300	2,060,363
President Chain Store Corp. (Taiwan)	495,000	1,184,182
Tesco plc (United Kingdom)	533,000	2,758,085

		11,064,309

Food Products - 8.47%
Cadbury plc (United Kingdom)	657,920	5,726,183
Groupe Danone (France)	31,952	1,917,617

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Nestle S.A. (Switzerland)	84,000	$3,284,519
Suedzucker AG (Germany)	72,400	1,106,911
Unilever plc - ADR (United Kingdom)	148,000	3,406,960

		15,442,190

Household Products - 2.04%
Kao Corp. (Japan)	47,000	1,405,384
Reckitt Benckiser Group plc (United Kingdom)	62,500	2,316,013

		3,721,397

Total Consumer Staples		34,268,461

Energy - 9.00%
Oil, Gas & Consumable Fuels - 9.00%
BP plc (United Kingdom)	205,000	1,549,950
Eni S.p.A. (Italy)	143,154	3,330,736
Petroleo Brasileiro S.A. (Brazil)	182,300	3,720,743
Royal Dutch Shell plc - Class B - ADR (Netherlands)	70,100	3,605,243
Royal Dutch Shell plc - Class B (Netherlands)	70,500	1,749,073
Total S.A. (France)	45,160	2,442,286

Total Energy		16,398,031

Financials - 14.52%
Capital Markets - 0.74%
Daiwa Securities Group, Inc. (Japan)	79,000	458,502
Nomura Holdings, Inc. (Japan)	63,000	506,753
OSK Holdings Berhad (Malaysia)	1,337,000	382,773

		1,348,028

Commercial Banks - 6.58%
Banca Monte dei Paschi di Siena S.p.A. (Italy)	181,000	383,897
BNP Paribas (France)	26,000	1,093,151
The Chugoku Bank Ltd. (Japan)	137,000	2,086,064
Commerzbank AG (Germany)	62,500	584,624
Credit Agricole S.A. (France)	57,900	643,798
The Hachijuni Bank Ltd. (Japan)	244,000	1,375,747
Hong Leong Financial Group Berhad (Malaysia)	653,000	751,573
Intesa Sanpaolo (Italy)	159,799	563,587
Mitsubishi UFJ Financial Group, Inc. (Japan)	170,000	1,029,791
Royal Bank of Scotland Group plc (United Kingdom)	254,302	180,574
Societe Generale (France)	14,140	707,511

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Commercial Banks (continued)
The Sumitomo Trust & Banking Co. Ltd. (Japan)	247,000	$1,406,289
UniCredit S.p.A. (Italy)	489,000	1,186,002

		11,992,608

Diversified Financial Services - 0.37%
ING Groep N.V. (Netherlands)	65,395	666,239

Insurance - 5.11%
Allianz SE (Germany)	32,620	3,395,839
AXA S.A. (France)	44,892	988,650
Muenchener Rueckver AG (Germany)	32,400	4,933,313

		9,317,802

Real Estate Investment Trusts (REITS) - 0.98%
Alstria Office REIT AG (Germany)	250,000	1,789,487

Real Estate Management & Development - 0.33%
IOI Properties Berhad* (Malaysia)	744,000	430,306
Klabin Segall S.A. (Brazil)	140,000	141,141
OSK Property Holdings Berhad (Malaysia)	243,091	27,065

		598,512

Thrifts & Mortgage Finance - 0.41%
Aareal Bank AG (Germany)	92,000	745,483

Total Financials		26,458,159

Health Care - 11.00%
Health Care Equipment & Supplies - 0.68%
Straumann Holding AG (Switzerland)	7,114	1,240,386

Pharmaceuticals - 10.32%
AstraZeneca plc (United Kingdom)	22,300	899,757
AstraZeneca plc - ADR (United Kingdom)	37,000	1,518,110
Bayer AG (Germany)	107,350	6,175,594
GlaxoSmithKline plc (United Kingdom)	138,000	2,547,952
Novartis AG - ADR (Switzerland)	49,000	2,438,240
Sanofi-Aventis (France)	21,083	1,330,361
Shire plc (United Kingdom)	170,000	2,472,905
Takeda Pharmaceutical Co. Ltd. (Japan)	28,000	1,433,521

		18,816,440

Total Health Care		20,056,826

Industrials - 7.63%
Airlines - 1.42%
Deutsche Lufthansa AG (Germany)	164,800	2,594,040

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies - 0.50%
Taiwan Secom (Taiwan)	627,210	$909,083

Electrical Equipment - 0.55%
Teco Electric & Machinery Co. Ltd. (Taiwan)	3,280,000	1,010,863

Industrial Conglomerates - 3.97%
Siemens AG (Germany)	92,300	6,772,276
Sonae Capital S.A. (SGPS)* (Portugal)	83,637	51,148
Sonae S.A. (SGPS) (Portugal)	669,100	406,400

		7,229,824

Machinery - 0.59%
FANUC Ltd. (Japan)	15,500	1,075,747

Transportation Infrastructure - 0.60%
Malaysia Airports Holdings Berhad (Malaysia)	1,716,000	1,096,692

Total Industrials		13,916,249

Information Technology - 3.35%
Communications Equipment - 0.30%
D-Link Corp. (Taiwan)	787,374	551,392

Electronic Equipment, Instruments & Components - 0.73%
KEYENCE Corp. (Japan)	4,950	994,042
Yageo Corp. (Taiwan)	2,690,000	339,821

		1,333,863

Semiconductors & Semiconductor Equipment - 1.14%
Hynix Semiconductor, Inc.* (South Korea)	66,000	351,120
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	218,473	1,725,937

		2,077,057

Software - 1.18%
SAP AG (Germany)	61,400	2,137,326

Total Information Technology		6,099,638

Materials - 2.73%
Chemicals - 0.01%
Arkema (France)	1,129	19,223

Construction Materials - 0.68%
Taiwan Cement Corp. (Taiwan)	1,518,827	1,249,005

Metals & Mining - 2.04%
Antofagasta plc - ADR (United Kingdom)	303,800	3,717,084

Total Materials		4,985,312

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Telecommunication Services - 7.10%
Diversified Telecommunication Services - 5.41%
France Telecom S.A. (France)	124,500	$3,453,911
France Telecom S.A. - ADR (France)	31,000	870,170
Portugal Telecom S.A. (SGPS) - ADR (Portugal)	94,250	808,665
Swisscom AG - ADR (Switzerland)	85,000	2,748,050
Telefonica S.A. - ADR (Spain)	18,250	1,229,868
Telenor ASA - ADR (Norway)	36,250	743,125

		9,853,789

Wireless Telecommunication Services - 1.69%
Digi.com Berhad (Malaysia)	227,000	1,431,058
SK Telecom Co. Ltd. - ADR (South Korea)	91,000	1,654,380

		3,085,438

Total Telecommunication Services		12,939,227

Utilities - 6.84%
Electric Utilities - 2.80%
E.ON AG (Germany)	131,211	5,109,985

Multi-Utilities - 2.35%
GDF Suez (France)	41,370	2,031,183
National Grid plc (United Kingdom)	229,000	2,251,488

		4,282,671

Water Utilities - 1.69%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) (Brazil)	135,040	1,608,198
Companhia de Saneamento de Minas Gerais - Copasa MG (Brazil)	182,000	1,468,649

		3,076,847

Total Utilities		12,469,503

TOTAL COMMON STOCKS (Identified Cost $183,208,083)		162,352,917

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Shares/ Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENTS - 12.91%
Dreyfus Cash Management, Inc. - Institutional Shares	5,525,534	$5,525,534
Federal Home Loan Bank Discount Note, 2/23/2009	$5,000,000	4,998,548
U.S. Treasury Bill, 1/8/2009	13,000,000	12,999,432

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $23,519,097)		23,523,514

TOTAL INVESTMENTS - 101.98% (Identified Cost $206,727,180)		185,876,431

LIABILITIES, LESS OTHER ASSETS - (1.98%)		(3,603,901)

NET ASSETS - 100%		$182,272,530

*Non-income producing security

ADR - American Depository Receipt

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: Germany - 19.39%; United Kingdom - 17.87%; France - 14.29%.

The accompanying notes are an integral part of the financial statements.	11

Statement of Assets and Liabilities

December 31, 2008

ASSETS:

Investments, at value (identified cost $206,727,180) (Note 2)	$185,876,431
Foreign currency, at value (cost $65,548)	65,913
Dividends receivable	290,064
Foreign tax reclaims receivable	161,779
Receivable for fund shares sold	42,670

TOTAL ASSETS	186,436,857

LIABILITIES:

Accrued management fees (Note 3)	148,213
Accrued fund accounting and transfer agent fees (Note 3)	10,516
Accrued Chief Compliance Officer service fees (Note 3)	477
Payable for securities purchased	3,590,315
Payable for fund shares repurchased	350,198
Audit fees payable	36,419
Accrued custodian fees	23,133
Other payables and accrued expenses	5,056

TOTAL LIABILITIES	4,164,327

TOTAL NET ASSETS	$182,272,530

NET ASSETS CONSIST OF:

Capital stock	$277,464
Additional paid-in-capital	202,652,144
Undistributed net investment income	237,351
Accumulated net realized gain on investments, foreign currency and other assets and liabilities	7,395
Net unrealized depreciation on investments, foreign currency and other assets and liabilities	(20,901,824)

TOTAL NET ASSETS	$182,272,530

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($182,272,530/27,746,370 shares)	$6.57

12	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $989,556)	$8,009,139
Interest	402,383

Total Investment Income	8,411,522

EXPENSES:

Management fees (Note 3)	2,309,046
Fund accounting and transfer agent fees (Note 3)	148,745
Directors’ fees (Note 3)	12,599
Chief Compliance Officer service fees (Note 3)	4,301
Custodian fees	102,750
Miscellaneous	85,100

Total Expenses	2,662,541

NET INVESTMENT INCOME	5,748,981

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on -
Investments	4,471,183
Foreign currency, forward foreign currency exchange contracts and other assets and liabilities	3,357,849

7,829,032

Net change in unrealized appreciation (depreciation) on -
Investments	(104,846,456)
Foreign currency and other assets and liabilities	(61,935)

(104,908,391)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(97,079,359)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(91,330,378)

The accompanying notes are an integral part of the financial statements.	13

Statements of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,748,981	$3,652,210
Net realized gain on investments and foreign currency	7,829,032	6,805,411
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(104,908,391)	19,022,537

Net increase (decrease) from operations	(91,330,378)	29,480,158

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(5,329,285)	(3,469,574)
From net realized gain on investments	(12,640,693)	(2,432,255)

Total distributions to shareholders	(17,969,978)	(5,901,829)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	21,493,340	30,520,529

Net increase (decrease) in net assets	(87,807,016)	54,098,858

NET ASSETS:

Beginning of year	270,079,546	215,980,688

End of year (including undistributed net investment income of $237,351 and $36,293, respectively)	$182,272,530	$270,079,546

14	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.87	$9.84	$9.90	$9.52	$8.83

Income (loss) from investment operations:
Net investment income	0.22	0.15	0.15	0.11	0.08
Net realized and unrealized gain (loss) on investments	(3.82)	1.12	2.01	1.21	1.44

Total from investment operations	(3.60)	1.27	2.16	1.32	1.52

Less distributions to shareholders:
From net investment income	(0.21)	(0.14)	(0.15)	(0.11)	(0.08)
From net realized gain on investments	(0.49)	(0.10)	(2.07)	(0.83)	(0.75)

Total distributions to shareholders	(0.70)	(0.24)	(2.22)	(0.94)	(0.83)

Net asset value - End of year	$6.57	$10.87	$9.84	$9.90	$9.52

Net assets - End of year (000’s omitted)	$182,273	$270,080	$215,981	$193,168	$165,917

Total return[1]	(33.25%)	13.01%	21.96%	13.99%	17.67%
Ratios (to average net assets)/ Supplemental Data:
Expenses	1.15%	1.16%	1.18%	1.24%	1.29%
Net investment income	2.49%	1.47%	1.39%	1.10%	0.86%
Portfolio turnover	9%	20%	30%	35%	19%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.	15

Notes to Financial Statements

1.	ORGANIZATION

International Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series resumed offering shares directly to investors on May 18, 2004, as it had done previously from time to time. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2008, 4.5 billion shares have been designated in total among 28 series, of which 100 million have been designated as International Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds, which are valued at the closing price on the exchange.

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Series as of January 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Level 3 - significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Series’ assets as of December 31, 2008

Valuation Inputs	Investments in Securities	Other Financial instruments*
Level 1 - Quoted Prices	$160,601,732	$—
Level 2 - Other Significant Observable Inputs	25,274,699	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$185,876,431	$—

*Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2008, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2007 or December 31, 2008.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

17

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) on investments.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. No such investments were held by the Series on December 31, 2008.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2005 through December 31, 2008.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

18

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2008, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2008, the fee rates are as follows: 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

19

Notes to Financial Statements

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2008, purchases and sales of securities, other than United States Government securities and short-term securities, were $32,874,654 and $17,938,459, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of International Series were:

	For the Year Ended 12/31/08		For the Year Ended 12/31/07
	Shares	Amount	Shares	Amount

Sold	3,218,386	$29,077,214	3,568,001	$37,679,971
Reinvested	2,584,702	17,625,216	546,829	5,789,599
Repurchased	(2,903,240)	(25,209,090)	(1,215,615)	(12,949,041)

Total	2,899,848	$21,493,340	2,899,215	$30,520,529

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2008.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, investments in passive foreign investment companies and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

20

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Ordinary income	$8,571,250	$5,217,302
Long-term capital gains	9,398,728	684,527

For the year ended December 31, 2008, the Series elected to defer $6 of currency losses attributable to Post-October losses.

At December 31, 2008, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$206,812,018
Unrealized appreciation	$21,658,778
Unrealized depreciation	$(42,594,365)

Net unrealized depreciation	$(20,935,587)
Undistributed ordinary income	329,590

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but they are not expected to materially impact the Series’ financial statements.

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of International Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

February 13, 2009

22

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $7,265,369 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $9,398,728 as capital gains for its taxable year ended December 31, 2008.

23

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 5, 2008, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2008 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 22 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 15 of the 25 active Series of the Fund are

24

Renewal of Investment Advisory Agreement (unaudited)

currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

26

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Captial International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

27

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28

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29

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

30

Manning & Napier Fund, Inc.

CORE BOND SERIES	|	Annual Report - December 31, 2008

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Credit risk is defined rather innocuously by Bloomberg as “the risk that an obligation will not be completed, with the result being a loss”. That hardly does it justice. In 2008, investors became intimately acquainted with credit risk, the problems it can create and, more importantly, the losses it can inflict. The greater the investor’s exposure to credit risk in 2008, the worse his or her relative performance happened to be. In the fixed income arena, credit risk is most prevalent in the corporate bond market; last year, investors in the high yield area lost more than 30%; investors in the investment-grade market lost more then 5%. Credit risk is also quite prevalent in the growing market for commercial mortgage-backed securities (CMBS); last year that market lost 17%.

A definition of credit risk that is more specific to the bond market is the risk of loss due to a debtor’s non-payment of a loan or some other line of credit, either the principal or interest/coupon, or both. The credit problems that engulfed the financial markets first started to show in the real estate area, specifically in subprime mortgages. They then spread to those that trafficked in such securities, hedge funds and investment banks, subsequently engulfed Fannie Mae and Freddie Mac, and sucked in commercial banks and assorted insurance companies, culminating in a full fledged credit crisis that defined the fourth quarter of 2008.

The markets were already struggling when the year began given the credit missteps that had surfaced in the prior year. Those problems carried over into the first quarter of 2008; however, it became apparent that they had begun to spill over into the overall economy. The situation was exacerbated by a concurrent spike in commodity prices. The problems led to the mid-March fire sale of a major Wall Street firm, Bear Stearns, to JP Morgan Chase that was brokered by the Federal Reserve.

As the credit crisis became more pronounced, investors reigned in their risk tolerances, which resulted in wider credit spreads (the difference in yields as compared to the U.S. Treasuries) in both the corporate bond and the municipal bond markets. It also drove U.S. T-bill yields to 50 year lows, caused the auction rate securities market to collapse, and contributed to the implosion of numerous hedge funds. As the prices of oil, gold, and other commodities increased, inflation risks were re-awakened, lowering risk tolerances even more.

Early in September, Fannie Mae and Freddie Mac, the two largest government sponsored entities, were forced into conservatorship, whereby the U.S. Government took control over both entities, along with their $5 trillion of financial obligations. The markets spent a week digesting that, and then came the week of September 14th, which will go down as one of the most cataclysmic weeks in the history of the financial markets.

On Sunday of that week, Lehman Brothers announced that it would file for bankruptcy. That news was quickly followed by more bad news, including the quick sale of Merrill Lynch to Bank of America, bankruptcy fears at insurer AIG, and a money market fund “breaking the buck.” The environment was so bad that the yield on 3-month U.S. Treasury Bills, universally considered to be the risk-free investment, was driven down to 0.02% as investors scrambled to find a safe harbor.

In hindsight, the Lehman bankruptcy seemed to be a watershed event that pushed the credit markets and U.S. economy over the precipice. The moves in the financial markets during the quarter were just as dismal. In the equity markets, both the Dow Industrial Index and Standard & Poor’s (S&P) 500 Total Return Index were down more than 20% for the quarter; the NASDAQ Composite was down 25%. It wasn’t just the equity markets that struggled, the corporate bond market and the municipal bond market both sold off quite dramatically. There was, however, a glimmer of hope, when both exhibited signs of recovery as the quarter and the year came to a close.

One market that did not struggle last year was the U.S. Treasury market; during times of economic stress, Treasuries typically benefit as investors seek out a safe-haven. The moves were magnified in 2008 with U.S. Treasury Bill rates

1

Management Discussion and Analysis (unaudited)

dropping to zero and longer-term Treasury yields dropping when the Federal Reserve suggested that that it would consider purchasing Treasuries outright. From the end of October through the end of December, 10-year U.S. Treasury yields fell almost in half, dropping from a yield of about 4% to a yield of about 2%. On a total return basis, U.S. Treasuries were up 8.95% in the fourth quarter, and 13.98% for the calendar year.

The Core Bond Series returned 1.66% in 2008. Those returns lagged the Merrill Lynch U.S. Corporate, Government & Mortgage Index, which includes all U.S. Treasury, U.S. Agency, investment-grade corporate bonds, and plain vanilla mortgage-backed securities with maturities of more than 1-year; it returned 6.20% in 2008. The Series’ underperformance versus the benchmark was strictly a function of the aforementioned strong performance of the U.S. Treasury market. An equally weighted portfolio of the Merrill Corporate Index and the Merrill Mortgage-Backed Index would have only returned 0.74%. The strong relative outperformance of U.S. Treasuries was an unprecedented phenomenon; historically, securities with yields above Treasuries tend to outperform Treasuries.

Over the longer-term, interest rates and spreads will fluctuate; sometimes the cyclical and/or policy pressures will push them both higher, sometimes they will push both lower, and other times, the various factors can push them in opposite directions. The key to investment success requires the investor to remain focused on the secular trends and the fundamental forces that drive each, an approach that we apply to all of our investment decisions.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2008 (unaudited)

	Average Annual Total Returns As of December 31, 2008
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Core Bond Series[2]	1.66%	3.42%
Merrill Lynch U.S. Corporate, Government & Mortgage Index[3]	6.20%	5.32%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Bond Series from its inception1 (4/21/05) to present (12/31/08) to the Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1Performance numbers for the Series and Index are calculated from April 21, 2005, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2008, this net expense ratio was 0.80%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.83% for the year ended December 31, 2008.

3The unmanaged Merrill Lynch U.S. Corporate, Government & Mortgage Index is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees of expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08-12/31/08
Actual	$1,000.00	$1,023.70	$4.07
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.06

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition as of December 31, 2008 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Credit Quality Ratings2,3

2As a percentage of total corporate bonds, preferred stock, asset backed securities, and municipal bonds.

3Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

5

Investment Portfolio - December 31, 2008

	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

CORPORATE BONDS - 65.7%

Convertible Corporate Bonds - 3.2%
Consumer Discretionary - 0.5%
Hotels, Restaurants & Leisure - 0.5%
Carnival Corp., 2.00%, 4/15/2021	A3		$305,000	$275,262

Health Care - 1.1%
Biotechnology - 0.9%
Amgen, Inc., 0.375%, 2/1/2013	A3		530,000	504,163

Health Care Equipment & Supplies - 0.2%
Medtronic, Inc., 1.625%, 4/15/2013	A1		120,000	105,900

Total Health Care				610,063

Information Technology - 1.6%
Computers & Peripherals - 0.7%
EMC Corp., 1.75%, 12/1/2013	A	[2]	395,000	369,325

Software - 0.9%
Amdocs Ltd., 0.50%, 3/15/2024 (Guernsey) (Note 7)	Baa3		465,000	459,188

Total Information Technology				828,513

Total Convertible Corporate Bonds (Identified Cost $1,965,901)				1,713,838

Non-Convertible Corporate Bonds - 62.5%
Consumer Discretionary - 11.8%
Hotels, Restaurants & Leisure - 1.0%
McDonald’s Corp., 5.35%, 3/1/2018	A3		525,000	545,362

Household Durables - 1.0%
Fortune Brands, Inc., 5.375%, 1/15/2016	Baa2		650,000	542,914

Media - 5.2%
AOL Time Warner (now known as Time Warner, Inc.), 7.625%, 4/15/2031	Baa2		510,000	501,233
British Sky Broadcasting Group plc, 8.20%, 7/15/2009	Baa2		505,000	513,354
Comcast Corp.[3], 5.11875%, 7/14/2009	Baa2		145,000	143,019
Comcast Corp., 6.50%, 11/15/2035	Baa2		570,000	567,287
Comcast Corp., 6.95%, 8/15/2037	Baa2		290,000	305,385
The Walt Disney Co.[3], 2.28938%, 9/10/2009	A2		400,000	397,390
The Walt Disney Co., 7.00%, 3/1/2032	A2		280,000	329,266

				2,756,934

Multiline Retail - 1.0%
Target Corp., 5.875%, 3/1/2012	A2		505,000	512,667

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Specialty Retail - 2.8%
Home Depot, Inc.[3], 2.04625%, 12/16/2009	Baa1	$450,000	$425,129
Home Depot, Inc., 5.40%, 3/1/2016	Baa1	635,000	568,274
Lowe’s Companies, Inc., 8.25%, 6/1/2010	A1	485,000	503,812

			1,497,215

Textiles, Apparel & Luxury Goods - 0.8%
VF Corp., 5.95%, 11/1/2017	A3	485,000	439,974

Total Consumer Discretionary			6,295,066

Consumer Staples - 7.1%
Beverages - 2.3%
The Coca-Cola Co., 5.35%, 11/15/2017	Aa3	535,000	577,216
Pepsico, Inc., 7.90%, 11/1/2018	Aa2	535,000	655,721

			1,232,937

Food & Staples Retailing - 1.8%
The Kroger Co., 7.25%, 6/1/2009	Baa2	215,000	217,261
The Kroger Co., 6.75%, 4/15/2012	Baa2	510,000	514,773
The Kroger Co., 5.50%, 2/1/2013	Baa2	230,000	227,929

			959,963

Food Products - 3.0%
General Mills, Inc.[3], 4.18875%, 1/22/2010	Baa1	500,000	480,248
General Mills, Inc., 6.00%, 2/15/2012	Baa1	510,000	529,058
Kraft Foods Inc., 6.125%, 2/1/2018	Baa2	565,000	553,642

			1,562,948

Total Consumer Staples			3,755,848

Energy - 2.8%
Energy Equipment & Services - 1.0%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	490,000	543,242

Oil, Gas & Consumable Fuels - 1.8%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	Baa3	455,000	401,906
Apache Corp., 6.90%, 9/15/2018	A3	510,000	552,286

			954,192

Total Energy			1,497,434

Financials - 16.7%
Capital Markets - 4.1%
The Goldman Sachs Group, Inc., 4.50%, 6/15/2010	A1	250,000	246,347
The Goldman Sachs Group, Inc., 6.345%, 2/15/2034	A2	640,000	464,419
Merrill Lynch & Co., Inc., 4.125%, 9/10/2009	A2	350,000	346,966

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2008

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	A3	$230,000	$206,753
Morgan Stanley, 3.875%, 1/15/2009	A2	450,000	449,465
Morgan Stanley, 5.55%, 4/27/2017	A2	572,000	472,349

			2,186,299

Commercial Banks - 7.3%
Household Finance Co. (now known as HSBC Finance Corp.), 6.375%, 11/27/2012	Aa3	95,000	92,946
HSBC Financial Corp., 7.00%, 5/15/2012	Aa3	700,000	701,063
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	A2	720,000	669,905
PNC Bank National Association, 5.25%, 1/15/2017	A1	880,000	834,139
U.S. Bank National Association, 6.375%, 8/1/2011	Aa2	625,000	650,177
Wachovia Corp., 6.375%, 2/1/2009	A2	115,000	114,773
Wachovia Corp., 3.625%, 2/17/2009	Aa3	275,000	274,169
Wachovia Corp., 5.25%, 8/1/2014	A1	590,000	549,593

			3,886,765

Consumer Finance - 2.3%
American Express Centurion, 4.375%, 7/30/2009	A1	480,000	472,536
American Express Credit Co.[4], 2.04875%, 10/4/2010	A1	415,000	371,284
Toyota Motor Credit Corp.[3], 10.00%, 5/4/2022	Aaa	400,000	340,000

			1,183,820

Diversified Financial Services - 0.7%
Bank of America Corp. Capital Trust VI, 5.625%, 3/8/2035	Aa3	455,000	382,239

Insurance - 2.3%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	Ba1	820,000	244,500
American International Group, Inc., 4.25%, 5/15/2013	A3	660,000	486,411
International Lease Finance Corp., 3.50%, 4/1/2009	Baa1	500,000	474,753

			1,205,664

Total Financials			8,844,787

Health Care - 3.8%
Pharmaceuticals - 3.8%
Abbott Laboratories, 3.50%, 2/17/2009	A1	265,000	265,377
Abbott Laboratories, 5.60%, 11/30/2017	A1	495,000	535,679
Johnson & Johnson, 5.15%, 7/15/2018	Aaa	515,000	567,093

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Pharmaceuticals (continued)
Wyeth, 6.50%, 2/1/2034	A3	$575,000	$637,593

Total Health Care			2,005,742

Industrials - 11.8%
Aerospace & Defense - 1.7%
Boeing Capital Corp., 6.50%, 2/15/2012	A2	310,000	316,844
Honeywell International, Inc., 5.30%, 3/1/2018	A2	560,000	571,355

			888,199

Air Freight & Logistics - 1.4%
FedEx Corp., 3.50%, 4/1/2009	Baa2	210,000	209,278
United Parcel Service, Inc., 5.50%, 1/15/2018	Aa2	530,000	566,112

			775,390

Airlines - 0.9%
Southwest Airlines Co., 5.25%, 10/1/2014	Baa1	610,000	460,175

Commercial Services & Supplies - 0.4%
Waste Management Inc., 7.375%, 8/1/2010	Baa3	190,000	192,544

Industrial Conglomerates - 2.5%
General Electric Capital Corp., 5.625%, 5/1/2018	Aaa	350,000	352,537
General Electric Capital Corp., 6.75%, 3/15/2032	Aaa	575,000	611,355
General Electric Co., 5.25%, 12/6/2017	Aaa	370,000	368,870

			1,332,762

Machinery - 2.8%
Caterpillar Financial Service Corp., 7.05%, 10/1/2018	A2	525,000	552,577
John Deere Capital Corp.[3], 2.24250%, 9/1/2009	A2	145,000	141,272
John Deere Capital Corp., 5.50%, 4/13/2017	A2	225,000	214,669
John Deere Capital Corp., 5.75%, 9/10/2018	A2	590,000	574,243

			1,482,761

Road & Rail - 2.1%
CSX Corp., 6.00%, 10/1/2036	Baa3	730,000	578,186
Union Pacific Corp., 5.65%, 5/1/2017	Baa2	575,000	551,615

			1,129,801

Total Industrials			6,261,632

Information Technology - 3.5%
Communications Equipment - 2.4%
Cisco Systems, Inc., 5.25%, 2/22/2011	A1	205,000	212,817
Cisco Systems, Inc., 5.50%, 2/22/2016	A1	515,000	545,476

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2008

	Credit Rating[1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Communications Equipment (continued)
Corning, Inc., 6.20%, 3/15/2016	Baa1	$610,000	$521,409

			1,279,702

Computers & Peripherals - 1.1%
IBM Corp., 5.70%, 9/14/2017	A1	530,000	566,631

Total Information Technology			1,846,333

Materials - 1.5%
Chemicals - 1.0%
Dupont EI Nemour, 6.00%, 7/15/2018	A2	535,000	561,902

Metals & Mining - 0.5%
Alcoa, Inc., 5.87%, 2/23/2022	Baa1	350,000	248,141

Total Materials			810,043

Utilities - 3.5%
Electric Utilities - 2.0%
American Electric Power Co., Inc., 5.375%, 3/15/2010	Baa2	515,000	511,221
Exelon Generation Co. LLC, 5.35%, 1/15/2014	A3	580,000	529,766

			1,040,987

Multi-Utilities - 1.5%
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	Baa3	335,000	310,308
Duke Energy Field Services LLC (now known as DCP Midstream LLC), 7.875%, 8/16/2010	Baa2	280,000	275,273
Sempra Energy, 7.95%, 3/1/2010	Baa1	210,000	212,226

			797,807

Total Utilities			1,838,794

Total Non-Convertible Corporate Bonds (Identified Cost $33,808,208)			33,155,679

TOTAL CORPORATE BONDS (Identified Cost $35,774,109)			34,869,517

PREFERRED STOCKS - 2.3%
Financials - 2.3%
Commerical Banks - 1.0%
PNC Financial Services Group, Inc. - Series K	A3	290,000	233,680
Wells Fargo & Co. - Series K	A3	315,000	268,506

			502,186

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Credit Rating[1] (unaudited)		Shares/ Principal Amount	Value (Note 2)

PREFERRED STOCKS (continued)
Financials (continued)
Diversified Financial Services - 1.3%
Bank of America Corp. - Series K	A1		315,000	$226,576
Citigroup, Inc., - Series E	Baa3		340,000	224,498
JPMorgan Chase & Co. - Series 1	A1		295,000	245,390

				696,464

TOTAL PREFERRED STOCKS (Identified Cost $1,291,763)				1,198,650

ASSET-BACKED SECURITIES - 0.3%
College Loan Corporation Trust, 3.645%[3], 4/25/2016 (Identified Cost $159,347)	Aaa		$159,609	159,709

MUNICIPAL BONDS - 2.0%
Burleson Texas Independent School District, School Building, G.O. Bond, 5.00%, 8/1/2038	Aaa		250,000	241,748
Canyon Independent School District, G.O. Bond, 4.50%, 2/15/2030	AAA	[2]	100,000	89,818
Chapel Hill Texas Independent School District, School Building, G.O. Bond, 4.50%, 8/15/2032	Aaa		100,000	89,909
Commerce Independent School District, School Building, G.O. Bond, 4.50%, 8/15/2037	Aaa		100,000	87,745
Harlandale Independent School District, School Building, G.O. Bond, 4.75%, 8/15/2036	Aaa		100,000	92,884
Katy Texas Independent School District, School Building, Series B, G.O. Bond, 4.50%, 2/15/2031	Aaa		100,000	89,203
Keller Independent School District, School Building, G.O. Bond, 4.75%, 8/15/2032	Aaa		100,000	94,564
Spring Hill Texas Independent School District, School Building, G.O Bond, 5.00%, 2/15/2038	AAA	[2]	250,000	241,797

TOTAL MUNICIPAL BONDS (Identified Cost $1,069,447)				1,027,668

MUTUAL FUNDS - 5.3%
iShares iBoxx Investment Grade Corporate Bond Fund (Identified Cost $2,537,042)			27,760	2,821,804

U.S. GOVERNMENT AGENCIES - 21.4%
Mortgage-Backed Securities - 21.4%
Fannie Mae, Pool #762352, 5.00%, 4/1/2019			14,839	15,290
Fannie Mae, Pool #255274, 5.00%, 6/1/2019			13,886	14,309
Fannie Mae, Pool #256114, 4.50%, 1/1/2021			339,093	347,510
Fannie Mae, Pool #881624, 4.50%, 1/1/2021			277,348	284,232

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio - December 31, 2008

	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Mortgage-Backed Securities (continued)
Fannie Mae, Pool #902047, 5.00%, 11/1/2021	$874,762	$899,619
Fannie Mae, Pool #912409, 5.00%, 2/1/2022	130,322	134,025
Fannie Mae, Pool #254375, 6.50%, 7/1/2022	3,270	3,416
Federal Home Loan Mortgage Corp., Pool #M90974, 4.50%, 3/1/2010	49,608	49,985
Federal Home Loan Mortgage Corp., Pool #G12419, 5.00%, 10/1/2021	161,333	165,918
Federal Home Loan Mortgage Corp., Pool #G18182, 5.50%, 5/1/2022	584,944	603,277
Federal Home Loan Mortgage Corp., Pool #G12833, 4.50%, 9/1/2022	1,347,861	1,380,264
Federal Home Loan Mortgage Corp., Pool #J06711, 5.00%, 1/1/2023	1,558,159	1,601,860
Federal Home Loan Mortgage Corp., Pool #A52716, 6.50%, 10/1/2036	1,262,851	1,313,167
Federal Home Loan Mortgage Corp., Pool #A62373, 5.00%, 6/1/2037	2,887,901	2,954,644
Federal Home Loan Mortgage Corp., Pool #G03447, 5.50%, 10/1/2037	1,371,250	1,405,084
GNMA, Pool #487193, 5.00%, 4/15/2020	66,846	70,051
GNMA, Pool #563559, 6.50%, 4/15/2032	46,706	49,092
GNMA, Pool #631703, 6.50%, 9/15/2034	75,376	78,615

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $10,932,622)		11,370,358

SHORT-TERM INVESTMENTS - 1.9%
Dreyfus Cash Management, Inc. - Institutional Shares (Identified Cost $1,014,490)	1,014,490	1,014,490

TOTAL INVESTMENTS - 98.9% (Identified Cost $52,778,820)		52,462,196

OTHER ASSETS, LESS LIABILITIES - 1.1%		608,476

NET ASSETS - 100%		$53,070,672

Key:

G.O. Bond - General Obligation Bond

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3The coupon rate is a floating rate and is subject to change quarterly. The coupon rate stated is the rate as of December 31, 2008.

4The coupon rate is a floating rate and is subject to change monthly. The coupon rate stated is the rate as of December 31, 2008.

12	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2008

ASSETS:

Investments, at value (identified cost, $52,778,820) (Note 2)	$52,462,196
Interest receivable	633,800
Dividends receivable	41,735

TOTAL ASSETS	53,137,731

LIABILITIES:

Accrued management fees (Note 3)	27,748
Accrued fund accounting and transfer agent fees (Note 3)	3,052
Accrued Chief Compliance Officer service fees (Note 3)	485
Audit fees payable	30,827
Other payables and accrued expenses	4,947

TOTAL LIABILITIES	67,059

TOTAL NET ASSETS	$53,070,672

NET ASSETS CONSIST OF:

Capital stock	$54,761
Additional paid-in-capital	54,385,738
Undistributed net investment income	9,911
Accumulated net realized loss on investments	(1,063,114)
Net unrealized depreciation on investments	(316,624)

TOTAL NET ASSETS	$53,070,672

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($53,070,672/5,476,115 shares)	$9.69

The accompanying notes are an integral part of the financial statements.	13

Statement of Operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:

Interest	$2,649,204
Dividends	120,304

Total Investment Income	2,769,508

EXPENSES:

Management fees (Note 3)	300,333
Fund accounting and transfer agent fees (Note 3)	36,482
Directors’ fees (Note 3)	12,599
Chief Compliance Officer service fees (Note 3)	4,301
Audit fees	30,700
Custodian fees	5,300
Miscellaneous	24,739

Total Expenses	414,454
Less reduction of expenses (Note 3)	(13,938)

Net Expenses	400,516

NET INVESTMENT INCOME	2,368,992

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(1,063,114)
Net change in unrealized appreciation (depreciation) on investments	(377,532)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,440,646)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$928,346

14	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,368,992	$1,975,387
Net realized gain (loss) on investments	(1,063,114)	580,680
Net change in unrealized appreciation (depreciation) on investments	(377,532)	87,790

Net increase from operations	928,346	2,643,857

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(2,422,528)	(1,978,671)
From net realized gain on investments	(247,034)	(300,431)

Total distributions to shareholders	(2,669,562)	(2,279,102)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	4,903,137	3,847,920

Net increase in net assets	3,161,921	4,212,675

NET ASSETS:

Beginning of year	49,908,751	45,696,076

End of year (including undistributed net investment income of $9,911 and $4,622, respectively)	$53,070,672	$49,908,751

The accompanying notes are an integral part of the financial statements.	15

Financial Highlights

	For the Years Ended			For the Period 4/21/05[1] to 12/31/05
	12/31/08	12/31/07	12/31/06

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.05	$9.98	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.45	0.42	0.36	0.21
Net realized and unrealized gain (loss) on investments	(0.30)	0.13	0.09	(0.11)

Total from investment operations	0.15	0.55	0.45	0.10

Less distributions to shareholders:
From net investment income	(0.46)	(0.42)	(0.36)	(0.21)
From net realized gain on investments	(0.05)	(0.06)	—	—

Total distributions to shareholders	(0.51)	(0.48)	(0.36)	(0.21)

Net asset value - End of period	$9.69	$10.05	$9.98	$9.89

Net assets - End of period (000’s omitted)	$53,071	$49,909	$45,696	$28,578

Total return[2]	1.66%	5.58%	4.51%	0.98%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.80%	0.80%	0.80%	0.80%[3]
Net investment income	4.73%	4.21%	3.87%	3.08%[3]
Portfolio turnover	53%	346%	313%	293%

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

	0.03%	0.04%	0.08%	0.20%[3]

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

3Annualized.

16	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Core Bond Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in investment-grade bonds and other financial instruments, including derivatives, with economic characteristics similar to bonds.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2008, 4.5 billion shares have been designated in total among 28 series, of which 125 million have been designated as Core Bond Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, sovereign bonds, corporate bonds and mortgage-backed securities, will normally be valued on the basis of evaluated bid prices provided by an independent pricing service. Certain investments in securities held by the Series may be valued on a basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, effective for fiscal years beginning after November 15,

17

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Series as of January 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Series’ assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*

Level 1 - Quoted Prices	$3,836,294	$—
Level 2 - Other Significant Observable Inputs	48,625,902	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$52,462,196	$—

*Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2008, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2007 or December 31, 2008.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily. Dividend income is recorded on an accrual basis on ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes

18

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2008.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. No such investments were held by the Series on December 31, 2008.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. No such investments were held by the Series on December 31, 2008.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. No such investments were held by the Series on December 31, 2008.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2005 through December 31, 2008.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

19

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.80% of average daily net assets each year. Accordingly, the Advisor waived fees of $13,938 for the year ended December 31, 2008, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

20

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

For fund accounting and transfer agent services, through October 31, 2008, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2008, the fee rates are as follows: 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2008, purchases and sales of securities, other than United States Government securities and short-term securities, were $26,580,022 and $3,570,630, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $6,174,608 and $21,725,974 respectively.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Core Bond Series were:

	For the Year Ended 12/31/08		For the Year Ended 12/31/07
	Shares	Amount	Shares	Amount

Sold	938,735	$9,172,442	587,661	$5,932,540
Reinvested	280,365	2,638,138	225,784	2,243,435
Repurchased	(708,923)	(6,907,443)	(426,400)	(4,328,055)

Total	510,177	$4,903,137	387,045	$3,847,920

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2008.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign

21

Notes to Financial Statements

7.	FOREIGN SECURITIES (continued)

governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Ordinary income	$2,576,550	$2,029,563
Long-term capital gains	93,012	249,539

For the year ended December 31, 2008, the Series elected to defer $222,810 of capital losses attributable to Post-October losses.

At December 31, 2008, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$52,801,303
Unrealized appreciation	$1,908,665
Unrealized depreciation	(2,247,772)

Net unrealized depreciation	$(339,107)
Undistributed ordinary income	32,394
Capital loss carryover	840,304

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2016.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment performance risk of the credit derivative, (ii) the maximum potential amount of future payments

22

Notes to Financial Statements

9.	RECENT ACCOUNTING PRONOUNCEMENTS (continued)

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but they are not expected to materially impact the Series’ financial statements.

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 13, 2009

24

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $22,861 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series herby designates $93,012 as capital gains for its taxable year ended December 31, 2008.

25

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 5, 2008, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2008 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 22 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was

26

Renewal of Investment Advisory Agreement (unaudited)

noted by representatives of the Advisor that 15 of the 25 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

27

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

28

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Captial International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

29

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

30

Manning & Napier Fund, Inc.

CORE PLUS BOND SERIES	|	Annual Report - December 31, 2008

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Credit risk is defined rather innocuously by Bloomberg as “the risk that an obligation will not be completed, with the result being a loss”. That hardly does it justice. In 2008, investors became intimately acquainted with credit risk, the problems it can create and, more importantly, the losses it can inflict. The greater the investor’s exposure to credit risk in 2008, the worse his or her relative performance happened to be. In the fixed income arena, credit risk is most prevalent in the corporate bond market; last year, investors in the high yield area lost more than 30%; investors in the investment-grade market lost more then 5%. Credit risk is also quite prevalent in the growing market for commercial mortgage-backed securities (CMBS); last year that market lost 17%.

A definition of credit risk that is more specific to the bond market is the risk of loss due to a debtor’s non-payment of a loan or some other line of credit, either the principal or interest/coupon, or both. The credit problems that engulfed the financial markets first started to show in the real estate area, specifically in subprime mortgages. They then spread to those that trafficked in such securities, hedge funds and investment banks, subsequently engulfed Fannie Mae and Freddie Mac, and sucked in commercial banks and assorted insurance companies, culminating in a full fledged credit crisis that defined the fourth quarter of 2008.

The markets were already struggling when the year began given the credit missteps that had surfaced in the prior year. Those problems carried over into the first quarter of 2008; however, it became apparent that they had begun to spill over into the overall economy. The situation was exacerbated by a concurrent spike in commodity prices. The problems led to the mid-March fire sale of a major Wall Street firm, Bear Stearns, to JP Morgan Chase that was brokered by the Federal Reserve.

As the credit crisis became more pronounced, investors reigned in their risk tolerances, which resulted in wider credit spreads (the difference in yields as compared to the U.S. Treasuries) in both the corporate bond and the municipal bond markets. It also drove U.S. T-bill yields to 50 year lows, caused the auction rate securities market to collapse, and contributed to the implosion of numerous hedge funds. As the prices of oil, gold, and other commodities increased, inflation risks were re-awakened, lowering risk tolerances even more.

Early in September, Fannie Mae and Freddie Mac, the two largest government sponsored entities, were forced into conservatorship, whereby the U.S. Government took control over both entities, along with their $5 trillion of financial obligations. The markets spent a week digesting that, and then came the week of September 14th, which will go down as one of the most cataclysmic weeks in the history of the financial markets.

On Sunday of that week, Lehman Brothers announced that it would file for bankruptcy. That news was quickly followed by more bad news, including the quick sale of Merrill Lynch to Bank of America, bankruptcy fears at insurer AIG, and a money market fund “breaking the buck.” The environment was so bad that the yield on 3-month U.S. Treasury Bills, universally considered to be the risk-free investment, was driven down to 0.02% as investors scrambled to find a safe harbor.

In hindsight, the Lehman bankruptcy seemed to be a watershed event that pushed the credit markets and U.S. economy over the precipice. The moves in the financial markets during the quarter were just as dismal. In the equity markets, both the Dow Industrial Index and Standard & Poor’s (S&P) 500 Total Return Index were down more than 20% for the quarter; the NASDAQ Composite was down 25%. It wasn’t just the equity markets that struggled, the corporate bond market and the municipal bond market both sold off quite dramatically. There was, however, a glimmer of hope, when both exhibited signs of recovery as the quarter and the year came to a close.

One market that did not struggle last year was the U.S. Treasury market; during times of economic stress, Treasuries typically benefit as investors seek out a safe-haven. The moves were magnified in 2008 with U.S. Treasury Bill rates dropping to zero and longer-term Treasury yields dropping when the Federal Reserve suggested that that it would

1

Management Discussion and Analysis (unaudited)

consider purchasing Treasuries outright. From the end of October through the end of December, 10-year U.S. Treasury yields fell almost in half, dropping from a yield of about 4% to a yield of about 2%. On a total return basis, U.S. Treasuries were up 8.95% in the fourth quarter, and 13.98% for the calendar year.

The Core Plus Bond Series returned 1.24% in 2008. Those returns lagged the Merrill Lynch U.S. Corporate, Government & Mortgage Index, which includes all U.S. Treasury, U.S. Agency, investment-grade corporate bonds, and plain vanilla mortgage-backed securities with maturities of more than 1-year; it returned 6.20% in 2008. The Series’ underperformance versus the benchmark was strictly a function of the aforementioned strong performance of the U.S. Treasury market. An equally weighted portfolio of the Merrill Corporate Index and the Merrill Mortgage-Backed Index would have only returned 0.74%. The strong relative outperformance of U.S. Treasuries was an unprecedented phenomenon; historically, securities with yields above Treasuries tend to outperform Treasuries.

Over the longer-term, interest rates and spreads will fluctuate; sometimes the cyclical and/or policy pressures will push them both higher, sometimes they will push both lower, and other times, the various factors can push them in opposite directions. The key to investment success requires the investor to remain focused on the secular trends and the fundamental forces that drive each, an approach that we apply to all of our investment decisions.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2008 (unaudited)

	Average Annual Total Returns As of December 31, 2008
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Core Plus Bond Series[2]	1.24%	3.02%
Merrill Lynch U.S. Corporate, Government & Mortgage Index[3]	6.20%	5.32%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Plus Bond Series from its inception1 (4/21/05) to present (12/31/08) to the Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1Performance numbers for the Series and Index are calculated from April 21, 2005, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2008, this net expense ratio was 0.80%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.80% for the year ended December 31, 2008.

3The unmanaged Merrill Lynch U.S. Corporate, Government & Mortgage Index is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08-12/31/08
Actual	$1,000.00	$1,020.50	$4.06
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.06

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition as of December 31, 2008 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Credit Quality Ratings2,3

2As a percentage of total corporate bonds, preferred stocks, asset-backed securities, and municipal bonds.

3Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

5

Investment Portfolio - December 31, 2008

	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

CORPORATE BONDS - 62.60%

Convertible Corporate Bonds - 3.10%
Consumer Discretionary - 0.46%
Hotels, Restaurants & Leisure - 0.44%
Carnival Corp., 2.00%, 4/15/2021	A3		$1,680,000	$1,516,200

Media - 0.02%
Charter Communications, Inc., 6.50%, 10/1/2027	Ca		4,272,000	53,400

Total Consumer Discretionary				1,569,600

Health Care - 1.09%
Biotechnology - 0.92%
Amgen, Inc., 0.375%, 2/1/2013	A3		3,270,000	3,110,587

Health Care Equipment & Supplies - 0.17%
Medtronic, Inc., 1.625%, 4/15/2013	A1		665,000	586,863

Total Health Care				3,697,450

Industrials - 0.43%
Airlines - 0.43%
JetBlue Airways Corp., 3.75%, 3/15/2035	Ca		1,900,000	1,463,000

Information Technology - 1.12%
Computers & Peripherals - 0.46%
EMC Corp., 1.75%, 12/1/2013	A	[2]	1,685,000	1,575,475

Software - 0.66%
Amdocs Ltd., 0.50%, 3/15/2024 (Guernsey) (Note 7)	Baa3		2,280,000	2,251,500

Total Information Technology				3,826,975

Total Convertible Corporate Bonds (Identified Cost $15,572,087)				10,557,025

Non-Convertible Corporate Bonds - 59.50%
Consumer Discretionary - 11.20%
Hotels, Restaurants & Leisure - 1.03%
McDonald’s Corp., 5.35%, 3/1/2018	A3		3,380,000	3,511,093

Household Durables - 1.02%
Fortune Brands, Inc., 5.375%, 1/15/2016	Baa2		4,160,000	3,474,653

Media - 4.71%
AOL Time Warner (now known as Time Warner, Inc.), 7.625%, 4/15/2031	Baa2		2,725,000	2,678,157
British Sky Broadcasting Group plc, 8.20%, 7/15/2009	Baa2		3,250,000	3,303,765
Comcast Corp.[4], 5.11875%, 7/14/2009	Baa2		920,000	907,433
Comcast Corp., 6.50%, 11/15/2035	Baa2		3,105,000	3,090,220

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
Comcast Corp., 6.95%, 8/15/2037	Baa2	$1,855,000	$1,953,411
The Walt Disney Co.[4], 2.28938%, 9/10/2009	A2	2,100,000	2,086,298
The Walt Disney Co., 7.00%, 3/1/2032	A2	1,720,000	2,022,632

			16,041,916

Multiline Retail - 0.96%
Target Corp., 5.875%, 3/1/2012	A2	3,240,000	3,289,193

Specialty Retail - 2.73%
Home Depot, Inc.[4], 2.04625%, 12/16/2009	Baa1	2,550,000	2,409,064
Home Depot, Inc., 5.40%, 3/1/2016	Baa1	4,065,000	3,637,850
Lowe’s Companies, Inc., 8.25%, 6/1/2010	A1	3,120,000	3,241,015

			9,287,929

Textiles, Apparel & Luxury Goods - 0.75%
VF Corp., 5.95%, 11/1/2017	A3	2,815,000	2,553,661

Total Consumer Discretionary			38,158,445

Consumer Staples - 6.68%
Beverages - 2.28%
The Coca-Cola Co., 5.35%, 11/15/2017	Aa3	3,440,000	3,711,447
Pepsico, Inc., 7.90%, 11/1/2018	Aa2	3,330,000	4,081,405

			7,792,852

Food & Staples Retailing - 1.44%
The Kroger Co., 7.25%, 6/1/2009	Baa2	775,000	783,148
The Kroger Co., 6.80%, 4/1/2011	Baa2	775,000	800,195
The Kroger Co., 6.75%, 4/15/2012	Baa2	3,285,000	3,315,741

			4,899,084

Food Products - 2.95%
General Mills, Inc.[4], 4.18875%, 1/22/2010	Baa1	3,250,000	3,121,612
General Mills, Inc., 6.00%, 2/15/2012	Baa1	3,265,000	3,387,007
Kraft Foods Inc., 6.125%, 2/1/2018	Baa2	3,610,000	3,537,428

			10,046,047

Household Products - 0.01%
The Procter & Gamble Co., 4.85%, 12/15/2015	Aa3	25,000	27,233

Total Consumer Staples			22,765,216

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2008

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy - 3.52%
Energy Equipment & Services - 1.03%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	$3,155,000	$3,497,816

Oil, Gas & Consumable Fuels - 2.49%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	Baa3	1,875,000	1,656,204
Apache Corp., 6.90%, 9/15/2018	A3	3,275,000	3,546,543
Arch Western Finance LLC, 6.75%, 7/1/2013	B1	3,765,000	3,275,550

			8,478,297

Total Energy			11,976,113

Financials - 15.25%
Capital Markets - 3.78%
The Goldman Sachs Group, Inc., 4.50%, 6/15/2010	A1	1,750,000	1,724,431
The Goldman Sachs Group, Inc., 6.345%, 2/15/2034	A2	3,450,000	2,503,506
Merrill Lynch & Co., Inc., 4.125%, 9/10/2009	A2	2,150,000	2,131,360
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	A3	1,145,000	1,029,269
Morgan Stanley, 3.875%, 1/15/2009	A2	2,550,000	2,546,968
Morgan Stanley, 5.55%, 4/27/2017	A2	3,544,000	2,926,582

			12,862,116

Commercial Banks - 6.72%
Household Finance Co. (now known as HSBC Finance Corp.), 6.375%, 11/27/2012	Aa3	815,000	797,380
HSBC Financial Corp., 7.00%, 5/15/2012	Aa3	4,300,000	4,306,527
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	A2	4,605,000	4,284,603
PNC Bank National Association, 5.25%, 1/15/2017	A1	5,640,000	5,346,071
U.S. Bank National Association, 6.375%, 8/1/2011	Aa2	85,000	88,424
U.S. Bank National Association, 6.30%, 2/4/2014	Aa2	2,980,000	3,085,927
Wachovia Corp., 3.625%, 2/17/2009	Aa3	1,725,000	1,719,786
Wachovia Corp., 5.25%, 8/1/2014	A1	3,490,000	3,250,984

			22,879,702

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Consumer Finance - 2.11%
American Express Centurion, 4.375%, 7/30/2009	A1	$2,800,000	$2,756,460
American Express Credit Co.[5], 2.04875%, 10/4/2010	A1	2,680,000	2,397,692
Toyota Motor Credit Corp.[4], 10.00%, 5/4/2022	Aaa	2,400,000	2,040,000

			7,194,152

Diversified Financial Services - 1.02%
Bank of America Corp., 5.75%, 8/15/2016	Aa3	3,715,000	3,472,106

Insurance - 1.62%
Ambac Financial Group, Inc., 5.95%, 12/5/2035	Ba1	4,465,000	1,331,334
American International Group, Inc., 4.25%, 5/15/2013	A3	1,840,000	1,356,056
International Lease Finance Corp., 3.50%, 4/1/2009	Baa1	3,000,000	2,848,518

			5,535,908

Total Financials			51,943,984

Health Care - 3.67%
Pharmaceuticals - 3.67%
Abbott Laboratories, 3.50%, 2/17/2009	A1	1,305,000	1,306,859
Abbott Laboratories, 5.875%, 5/15/2016	A1	500,000	541,534
Abbott Laboratories, 5.60%, 11/30/2017	A1	2,707,000	2,929,459
Johnson & Johnson, 5.15%, 7/15/2018	Aaa	3,305,000	3,639,307
Wyeth, 6.50%, 2/1/2034	A3	3,680,000	4,080,594

Total Health Care			12,497,753

Industrials - 12.05%
Aerospace & Defense - 1.56%
Boeing Capital Corp., 6.50%, 2/15/2012	A2	1,615,000	1,650,653
Honeywell International, Inc., 5.30%, 3/1/2018	A2	3,600,000	3,672,997

			5,323,650

Air Freight & Logistics - 1.45%
FedEx Corp., 3.50%, 4/1/2009	Baa2	1,310,000	1,305,499
United Parcel Service, Inc., 5.50%, 1/15/2018	Aa2	3,395,000	3,626,318

			4,931,817

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2008

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines - 0.87%
Southwest Airlines Co., 5.25%, 10/1/2014	Baa1	$3,925,000	$2,960,965

Commercial Services & Supplies - 0.36%
Waste Management Inc., 7.375%, 8/1/2010	Baa3	1,210,000	1,226,199

Industrial Conglomerates - 2.99%
General Electric Co., 5.25%, 12/6/2017	Aaa	4,100,000	4,087,483
General Electric Capital Corp., 5.625%, 5/1/2018	Aaa	2,150,000	2,165,585
General Electric Capital Corp., 6.75%, 3/15/2032	Aaa	3,695,000	3,928,620

			10,181,688

Machinery - 2.73%
Caterpillar Financial Service Corp., 7.05%, 10/1/2018	A2	3,385,000	3,562,807
John Deere Capital Corp.[4], 2.24250%, 9/1/2009	A2	875,000	852,502
John Deere Capital Corp., 5.50%, 4/13/2017	A2	1,240,000	1,183,064
John Deere Capital Corp., 5.75%, 9/10/2018	A2	3,795,000	3,693,647

			9,292,020

Road & Rail - 2.09%
CSX Corp., 6.00%, 10/1/2036	Baa3	4,530,000	3,587,923
Union Pacific Corp., 5.65%, 5/1/2017	Baa2	3,675,000	3,525,538

			7,113,461

Total Industrials			41,029,800

Information Technology - 3.07%
Communications Equipment - 2.01%
Cisco Systems, Inc., 5.50%, 2/22/2016	A1	3,295,000	3,489,985
Corning, Inc., 6.20%, 3/15/2016	Baa1	3,915,000	3,346,421

			6,836,406

Computers & Peripherals - 1.06%
IBM Corp., 5.70%, 9/14/2017	A1	3,390,000	3,624,300

Total Information Technology			10,460,706

Materials - 1.51%
Chemicals - 1.06%
Dupont EI Nemour, 6.00%, 7/15/2018	A2	3,435,000	3,607,729

Metals & Mining - 0.45%
Alcoa, Inc., 5.87%, 2/23/2022	Baa1	2,185,000	1,549,110

Total Materials			5,156,839

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Credit Rating[1] (unaudited)		Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities - 2.55%
Electric Utilities - 2.32%
Allegheny Energy Supply Co. LLC[6,7], 8.25%, 4/15/2012	Baa3		$1,600,000	$1,576,000
American Electric Power Co., Inc., 5.375%, 3/15/2010	Baa2		3,304,000	3,279,755
Exelon Generation Co. LLC, 5.35%, 1/15/2014	A3		3,355,000	3,064,423

				7,920,178

Multi-Utilities - 0.23%
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	Baa3		770,000	713,246
Duke Energy Field Services LLC (now known as DCP Midstream LLC), 7.875%, 8/16/2010	Baa2		30,000	29,494
Sempra Energy, 7.95%, 3/1/2010	Baa1		30,000	30,318

				773,058

Total Utilities				8,693,236

Total Non-Convertible Corporate Bonds (Identified Cost $203,736,560)				202,682,092

TOTAL CORPORATE BONDS (Identified Cost $219,308,647)				213,239,117

PREFERRED STOCKS - 2.26%
Energy - 0.02%
Oil, Gas & Consumable Fuels - 0.02%
Edge Petroleum Corp. - Series A	NR	[3]	35,050	58,183

Financials - 2.24%
Commercial Banks - 0.94%
PNC Financial Services Group, Inc. - Series K	A3		1,850,000	1,490,715
Wells Fargo & Co. - Series K	A3		2,015,000	1,717,586

				3,208,301

Diversified Financial Services - 1.30%
Bank of America Corp. - Series K	A1		2,010,000	1,445,769
Citigroup, Inc. - Series E	Baa2		2,175,000	1,436,131
JPMorgan Chase & Co. - Series 1	A1		1,880,000	1,563,840

				4,445,740

Total Financials				7,654,041

TOTAL PREFERRED STOCKS (Identified Cost $9,688,634)				7,712,224

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio - December 31, 2008

	Credit Rating[1] (unaudited)		Principal Amount/ Shares	Value (Note 2)

ASSET-BACKED SECURITIES - 0.58%
College Loan Corp. Trust[4], 3.645%, 4/25/2016	Aaa		$1,117,264	$1,117,962
SLM Student Loan Trust[4], 2.13625%, 3/15/2017	Aaa		793,192	738,660
Terra 2007-1A B1 Static Synthetic CDO[4,6,8], 2.525%, 3/20/2015	CCC	[2]	1,000,000	108,900

TOTAL ASSET-BACKED SECURITIES (Identified Cost $2,890,347)				1,965,522

MUNICIPAL BONDS - 3.36%
Beaumont Independent School District, G.O. Bond, 5.00%, 2/15/2033	Aaa		1,850,000	1,811,816
Burleson Independent School District, G.O. Bond, 5.00%, 8/1/2038	Aaa		2,000,000	1,933,980
Canyon Independent School District, G.O. Bond, 4.50%, 2/15/2030	AAA	[2]	500,000	449,090
Central Puget Sound Regional Transportation Authority, Series A, Revenue Bond, 5.00%, 11/1/2034	Aa3		1,300,000	1,219,322
Chapel Hill Independent School District, School Building, G.O. Bond, 4.50%, 8/15/2032	Aaa		500,000	449,545
Commerce Independent School District, School Building, G.O. Bond, 4.50%, 8/15/2037	Aaa		500,000	438,725
El Paso County Hospital District, Series A, G.O Bond, 5.00%, 8/15/2037	AAA	[2]	1,000,000	860,310
Harlandale Independent School District, School Building, G.O. Bond, 4.75%, 8/15/2036	Aaa		500,000	464,420
Katy Independent School District, School Building, G.O. Bond, 4.50%, 2/15/2031	Aaa		500,000	446,015
Keller Independent School District, School Building, G.O. Bond, 4.75%, 8/15/2032	Aaa		500,000	472,820
Prosper Independent School District, G.O. Bond, 5.00%, 2/15/2041	AAA	[2]	1,000,000	956,850
Spring Hill Independent School District, G.O. Bond, 5.00%, 2/15/2038	AAA	[2]	2,000,000	1,934,380

TOTAL MUNICIPAL BONDS (Identified Cost $11,911,195)				11,437,273

MUTUAL FUNDS - 8.68%
iShares iBoxx High Yield Corporate Bond Fund			148,550	11,301,684

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Shares/ Principal Amount	Value (Note 2)

MUTUAL FUNDS (continued)
iShares iBoxx Investment Grade Corporate Bond Fund	178,200	$18,114,030
John Hancock Preferred Income Fund	10,500	145,530

TOTAL MUTUAL FUNDS (Identified Cost $26,665,108)		29,561,244

U.S. GOVERNMENT AGENCIES - 19.90%
Mortgage-Backed Securities - 19.90%
Fannie Mae, Pool #050972, 5.50%, 1/1/2009	$88	88
Fannie Mae, Pool #190549, 5.50%, 1/1/2009	12	12
Fannie Mae, Pool #829068, 4.50%, 8/1/2020	81,180	83,195
Fannie Mae, Pool #825922, 4.50%, 9/1/2020	589,628	604,263
Fannie Mae, Pool #829070, 4.50%, 9/1/2020	70,486	72,236
Fannie Mae, Pool #837186, 4.50%, 12/1/2020	240,367	246,334
Fannie Mae, Pool #256114, 4.50%, 1/1/2021	170,136	174,359
Fannie Mae, Pool #852931, 4.50%, 4/1/2021	356,176	364,627
Fannie Mae, Pool #869204, 4.50%, 5/1/2021	373,893	382,765
Fannie Mae, Pool #256543, 5.00%, 11/1/2021	581,829	598,362
Fannie Mae, Pool #900880, 5.00%, 12/1/2021	633,880	651,892
Fannie Mae, Pool #904409, 5.00%, 12/1/2021	557,901	573,754
Fannie Mae, Pool #905666, 5.00%, 12/1/2021	250,257	257,368
Fannie Mae, Pool #906708, 5.00%, 12/1/2021	644,098	662,400
Fannie Mae, Pool #907113, 5.00%, 12/1/2021	589,381	606,129
Fannie Mae, Pool #899017, 5.00%, 1/1/2022	558,311	574,175
Fannie Mae, Pool #909352, 5.00%, 2/1/2022	19,850	20,407
Fannie Mae, Pool #912415, 5.00%, 2/1/2022	636,529	654,616
Federal Home Loan Mortgage Corp., Pool #M90974, 4.50%, 3/1/2010	329,216	331,719
Federal Home Loan Mortgage Corp., Pool #E01488, 5.00%, 10/1/2018	11,260	11,633
Federal Home Loan Mortgage Corp., Pool #J02511, 5.00%, 9/1/2020	158,503	163,130
Federal Home Loan Mortgage Corp., Pool #J00774, 5.00%, 12/1/2020	59,212	60,941
Federal Home Loan Mortgage Corp., Pool #G11896, 4.50%, 1/1/2021	4,611,170	4,727,067

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolio - December 31, 2008

	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp., Pool #G11981, 5.00%, 4/1/2021	$58,520	$60,183
Federal Home Loan Mortgage Corp., Pool #G18160, 5.00%, 11/1/2021	60,938	62,670
Federal Home Loan Mortgage Corp., Pool #G18156, 5.00%, 12/1/2021	2,615,111	2,689,420
Federal Home Loan Mortgage Corp., Pool #G12491, 5.00%, 1/1/2022	58,335	59,993
Federal Home Loan Mortgage Corp., Pool #J04222, 5.00%, 1/1/2022	690,154	709,511
Federal Home Loan Mortgage Corp., Pool #G18168, 5.00%, 2/1/2022	510,573	524,893
Federal Home Loan Mortgage Corp., Pool #G18182, 5.50%, 5/1/2022	3,088,801	3,185,607
Federal Home Loan Mortgage Corp., Pool #G12833, 4.50%, 9/1/2022	7,469,652	7,649,223
Federal Home Loan Mortgage Corp., Pool #J06711, 5.00%, 1/1/2023	8,636,240	8,878,456
Federal Home Loan Mortgage Corp., Pool #G02327, 6.50%, 8/1/2036	28,467	29,601
Federal Home Loan Mortgage Corp., Pool #A52364, 6.50%, 9/1/2036	9,172	9,537
Federal Home Loan Mortgage Corp., Pool #A52428, 6.50%, 9/1/2036	618,729	643,381
Federal Home Loan Mortgage Corp., Pool #A54391, 6.50%, 9/1/2036	12,273	12,777
Federal Home Loan Mortgage Corp., Pool #A61160, 6.50%, 9/1/2036	21,335	22,186
Federal Home Loan Mortgage Corp., Pool #A52716, 6.50%, 10/1/2036	4,039,734	4,200,692
Federal Home Loan Mortgage Corp., Pool #A52888, 6.50%, 10/1/2036	162,998	169,493
Federal Home Loan Mortgage Corp., Pool #G02433, 6.50%, 11/1/2036	647,149	672,934
Federal Home Loan Mortgage Corp., Pool #A55847, 6.50%, 12/1/2036	19,199	19,964
Federal Home Loan Mortgage Corp., Pool #A62373, 5.00%, 6/1/2037	15,983,234	16,352,628
Federal Home Loan Mortgage Corp., Pool #G03447, 5.50%, 10/1/2037	2,104,477	2,156,403
Federal Home Loan Mortgage Corp., Pool #A78837, 5.50%, 6/1/2038	98,494	100,914

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp., Pool #G04764, 5.50%, 9/1/2038	$5,945,871	$6,091,984
Federal Home Loan Mortgage Corp., Pool #A82556, 5.50%, 10/1/2038	71,860	73,626
GNMA, Pool #487193, 5.00%, 4/15/2020	435,754	456,647
GNMA, Pool #563559, 6.50%, 4/15/2032	484,174	508,908
GNMA, Pool #552765, 6.50%, 9/15/2032	596,042	626,491

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $65,138,931)		67,789,594

SHORT-TERM INVESTMENTS - 1.72%
Dreyfus Cash Management, Inc. - Institutional Shares (Identified Cost $5,864,864)	5,864,864	$5,864,864

TOTAL INVESTMENTS - 99.10% (Identified Cost $341,467,726)		337,569,838

OTHER ASSETS, LESS LIABILITIES - 0.90%		3,061,206

NET ASSETS - 100%		$340,631,044

Key:

G.O. Bond - General Obligation Bond

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3There is no credit rating available as of December 31, 2008.

4The coupon rate is a floating rate and is subject to change quarterly. The coupon rate stated is the rate as of December 31, 2008.

5 The coupon rate is a floating rate and is subject to change monthly. The coupon rate stated is the rate as of December 31, 2008.

6Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities amount to $1,684,900, or 0.5%, of the Series’ net assets as of December 31, 2008 (see Note 2 to the financial statements).

7This security has been sold under rule 144A and has been determined to be liquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

8This security was acquired on February 28, 2007 at a cost of $1,000,000 ($100.00 per share) and has been determined to be illiquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

The accompanying notes are an integral part of the financial statements.	15

Statement of Assets and Liabilities

December 31, 2008

ASSETS:

Investments, at value (identified cost, $341,467,726) (Note 2)	$337,569,838
Interest receivable	4,099,083
Dividends receivable	344,748
Receivable for fund shares sold	37,106

TOTAL ASSETS	342,050,775

LIABILITIES:

Accrued management fees (Note 3)	197,375
Accrued fund accounting and transfer agent fees (Note 3)	17,323
Accrued Chief Compliance Officer service fees (Note 3)	485
Payable for fund shares repurchased	1,160,840
Audit fees payable	31,484
Other payables and accrued expenses	12,224

TOTAL LIABILITIES	1,419,731

TOTAL NET ASSETS	$340,631,044

NET ASSETS CONSIST OF:

Capital stock	$352,467
Additional paid-in-capital	349,060,823
Undistributed net investment income	296,651
Accumulated net realized loss on investments, foreign currency and other assets and liabilities	(5,181,009)
Net unrealized depreciation on investments and other assets and liabilities	(3,897,888)

TOTAL NET ASSETS	$340,631,044

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($340,631,044/35,246,691 shares)	$9.66

16	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:

Interest	$15,394,667
Dividends	988,874

Total Investment Income	16,383,541

EXPENSES:

Management fees (Note 3)	2,030,869
Fund accounting and transfer agent fees (Note 3)	180,446
Directors’ fees (Note 3)	12,600
Chief Compliance Officer service fees (Note 3)	4,301
Custodian fees	24,701
Miscellaneous	74,948

Total Expenses	2,327,865

NET INVESTMENT INCOME	14,055,676

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments	(5,181,009)
Foreign currency and other assets and liabilities	1,157,628

(4,023,381)

Net change in unrealized depreciation on - Investments	(3,467,226)
Foreign currency and other assets and liabilities	(5,622)

(3,472,848)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(7,496,229)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,559,447

The accompanying notes are an integral part of the financial statements.	17

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$14,055,676	$10,549,005
Net realized gain (loss) on investments and foreign currency	(4,023,381)	718,868
Net change in unrealized depreciation on investments and foreign currency	(3,472,848)	(67,413)

Net increase from operations	6,559,447	11,200,460

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(15,280,303)	(10,349,432)
From net realized gain on investments	(372,027)	—

Total distributions to shareholders	(15,652,330)	(10,349,432)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	71,229,591	53,498,514

Net increase in net assets	62,136,708	54,349,542

NET ASSETS:

Beginning of year	278,494,336	224,144,794

End of year (including undistributed net investment income of $296,651 and $160,737, respectively)	$340,631,044	$278,494,336

18	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended			For the Period 4/21/05[1] to 12/31/05
	12/31/08	12/31/07	12/31/06

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.02	$9.98	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.42	0.40	0.37	0.22
Net realized and unrealized gain (loss) on investments	(0.32)	0.03	0.08	(0.12)

Total from investment operations	0.10	0.43	0.45	0.10

Less distributions to shareholders:
From net investment income	(0.45)	(0.39)	(0.36)	(0.21)
From net realized gain on investments	(0.01)	—	—	—

Total distributions to shareholders	(0.46)	(0.39)	(0.36)	(0.21)

Net asset value - End of period	$9.66	$10.02	$9.98	$9.89

Net assets - End of period (000’s omitted)	$340,631	$278,494	$224,145	$175,594

Total return[2]	1.24%	4.34%	4.59%	1.04%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.80%	0.81%	0.83%	0.88%[3]
Net investment income	4.84%	4.20%	3.95%	3.12%[3]
Portfolio turnover	63%	341%	315%	290%

1Commencement of operations.

2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

3Annualized.

The accompanying notes are an integral part of the financial statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Core Plus Bond Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in bonds and other financial instruments, including derivatives, with economic characteristics similar to bonds.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2008, 4.5 billion shares have been designated in total among 28 series, of which 125 million have been designated as Core Plus Bond Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Funds’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided by an independent pricing service. Certain investments in securities held by the Series may be valued on a basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

20

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Series as of January 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Series’ assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*

Level 1 - Quoted Prices	$35,484,291	$—
Level 2 - Other Significant Observable Inputs	301,976,647	—
Level 3 - Significant Unobservable Inputs	108,900	—

Total	$337,569,838	$—

*Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2008, the Series did not hold any derivative instruments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of 12/31/07	$843,100
Accrued discounts/premiums	—
Realized gain/loss	—
Change in unrealized appreciation (depreciation)	(734,200)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 12/31/08	$108,900

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

21

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2008.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. No such investments were held by the series on December 31, 2008.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

22

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. As of December 31, 2008, the aggregate value of securities deemed illiquid was $108,900, representing 0.03% of the Series’ net assets.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2005 through December 31, 2008.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

23

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.90% of average daily net assets each year. For the year ended December 31, 2008, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2008, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2008, the fee rates are as follows: 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2008, purchases and sales of securities, other than United States Government securities and short-term securities, were $208,251,216 and $58,977,396, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $37,592,698 and $115,217,617, respectively.

24

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Core Plus Bond Series were:

	For the Year Ended 12/31/08		For the Year Ended 12/31/07
	Shares	Amount	Shares	Amount
Sold	9,178,936	$88,460,649	4,853,349	$49,066,123
Reinvested	1,654,229	15,379,707	1,024,246	10,150,276
Repurchased	(3,371,107)	(32,610,765)	(563,255)	(5,717,885)

Total	7,462,058	$71,229,591	5,314,340	$53,498,514

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2008.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Ordinary income	$15,281,692	$10,349,432
Long-term capital gains	370,638	—

25

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

For the year ended December 31, 2008, the Series elected to defer $1,361,948 of capital losses attributable to Post-October losses.

At December 31, 2008, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$341,684,665
Unrealized appreciation	$13,508,360
Unrealized depreciation	(17,623,187)

Net unrealized depreciation	$(4,114,827)
Undistributed ordinary income	513,590
Capital loss carryover	3,819,061

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2016.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but they are not expected to materially impact the Series’ financial statements.

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Plus Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 13, 2009

27

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $196,814 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series herby designates $370,638 as capital gains for its taxable year ended December 31, 2008.

28

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 5, 2008, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2008 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 22 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was

29

Renewal of Investment Advisory Agreement (unaudited)

noted by representatives of the Advisor that 15 of the 25 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, Global Fixed Income Series and the Target Series Class R and Class C are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

30

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

31

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Captial International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

32

(THIS PAGE INTENTIONALLY LEFT BLANK)

33

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

34

Manning & Napier Fund, Inc.

OHIO TAX EXEMPT SERIES	|	Annual Report - December 31, 2008

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Credit risk is defined rather innocuously by Bloomberg as “the risk that an obligation will not be completed, with the result being a loss”. That hardly does it justice. In 2008, investors became intimately acquainted with credit risk, the problems it can create and, more importantly, the losses it can inflict. The greater the investor’s exposure to credit risk in 2008, the worse his or her relative performance happened to be. In the fixed income arena, credit risk is most prevalent in the corporate bond market; last year, investors in the high yield area lost more than 30%; investors in the investment-grade market lost more then 5%. Credit risk is also quite prevalent in the growing market for commercial mortgage-backed securities (CMBS); last year that market lost 17%. Credit risk is a key determinant of municipal bond performance; that market dropped by 4% in 2008 as measured by the Merrill Muni Master Index, which includes municipal bonds of all maturities.

A definition of credit risk that is more specific to the bond market is the risk of loss due to a debtor’s non-payment of a loan or some other line of credit, either the principal or interest/coupon, or both. The credit problems that engulfed the financial markets first started to show in the real estate area, specifically in subprime mortgages. They then spread to those that trafficked in such securities, hedge funds and investment banks, subsequently engulfed Fannie Mae and Freddie Mac, and sucked in commercial banks and assorted insurance companies, culminating in a full fledged credit crisis that defined the fourth quarter of 2008.

The markets were already struggling when the year began given the credit missteps that had surfaced in the prior year. Those problems carried over into the first quarter of 2008; however, it became apparent that they had begun to spill over into the overall economy. The situation was exacerbated by a concurrent spike in commodity prices. The problems led to the mid-March fire sale of a major Wall Street firm, Bear Stearns, to JP Morgan Chase that was brokered by the Federal Reserve.

As the credit crisis became more pronounced, investors reigned in their risk tolerances, which resulted in wider credit spreads (the difference in yields as compared to U.S. Treasuries) in both the corporate bond and the municipal bond markets. It also drove U.S. T-bill yields to 50 year lows, caused the auction rate securities market to collapse, and contributed to the implosion of numerous hedge funds. As the prices of oil, gold, and other commodities increased, inflation risks were re-awakened, lowering risk tolerances even more.

Early in September, Fannie Mae and Freddie Mac, the two largest government sponsored entities, were forced into conservatorship, whereby the U.S. Government took control over both entities, along with their $5 trillion of financial obligations. The markets spent a week digesting that, and then came the week of September 14th, which will go down as one of the most cataclysmic weeks in the history of the financial markets.

On Sunday of that week, Lehman Brothers announced that it would file for bankruptcy. That news was quickly followed by more bad news, including the quick sale of Merrill Lynch to Bank of America, bankruptcy fears at insurer AIG, and a money market fund “breaking the buck”. The environment was so bad that the yield on 3-month U.S. Treasury Bills, universally considered to be the risk-free investment, was driven down to 0.02% as investors scrambled to find a safe harbor.

In hindsight, the Lehman bankruptcy seemed to be a watershed event that pushed the U.S. economy over the precipice. And while the federal government spigot is likely to be turned on, state and local spending is poised to slow dramatically as evidenced by the state of California paying its vendors with IOU’s for the first time since the 1930’s.

The moves in the financial markets during the quarter were just as dismal. In the equity markets, both the Dow Industrial Index and Standard and Poor’s (S&P) 500 Total Return Index were down more than 20% for the quarter; the NASDAQ Composite was down 25%. It wasn’t just the equity markets that struggled, the corporate bond market and the municipal bond market both sold off quite dramatically. There was, however, a glimmer of hope, when both exhibited signs of recovery as the quarter and the year came to a close.

1

Management Discussion and Analysis (unaudited)

One area of the municipal market that did not struggle quite so much last year was the short-to-intermediate maturity sector. Not only did short-term municipals earn their coupons, they also generated modest capital gains. That was the exact opposite of what happened in the long-term municipal market; longer-term municipal bonds were down just under -15% last year.

As for the performance of the Ohio Tax Exempt Series in 2008, its total return was -1.74%. That lagged the Merrill Lynch 1-12 Year Municipal Bond Index, which only includes municipal bonds with maturities of 12 years or less; it returned 4.61% in 2008. The Series’ underperformance versus the benchmark was strictly a function of the aforementioned weak performance of longer-term municipals. With a significant percentage of the Series’ assets invested in longer-term municipal bonds, the Series simply could not compete with the benchmark in 2008. However, longer-term bonds have historically outperformed shorter-term ones.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2008 (unaudited)

	Average Annual Total Returns As of December 31, 2008
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Ohio Tax Exempt Series[2]	-1.74%	2.15%	3.37%	4.00%
Merrill Lynch 1-12 Year Municipal Bond Index[3]	4.61%	3.73%	4.83%	5.16%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio Tax Exempt Series for the ten years ended December 31, 2008 to the Merrill Lynch 1-12 Year Municipal Bond Index.

1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2008, this net expense ratio was 0.85%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.86% for the year ended December 31, 2008.

3The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08-12/31/08
Actual	$1,000.00	$986.30	$4.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.85%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition as of December 31, 2008 (unaudited)

Bond Types1

1As a percentage of net assets.

Credit Quality Ratings2,3

2As a percentage of net assets.

3Based on ratings from Moody’s or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

5

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

OHIO MUNICIPAL SECURITIES - 95.9%
Bedford Heights, Series A, G.O. Bond, AMBAC	5.650%	12/1/2014	A2		$25,000	$26,522
Big Walnut Local School District, Delaware County, School Facilities Construction & Impt., G.O. Bond, FSA	4.500%	12/1/2029	Aa3		200,000	180,990
Canal Winchester Local School District, Prerefunded Balance, G.O. Bond, MBIA	5.000%	12/1/2025	A3		355,000	407,533
Canal Winchester Local School District, G.O. Bond, FSA	4.250%	12/1/2027	Aa3		500,000	412,565
Chillicothe Water System, Revenue Bond, MBIA	4.000%	12/1/2009	Baa1		125,000	126,861
Cincinnati Water Systems, Series B, Revenue Bond, MBIA	5.000%	12/1/2023	Aa2		600,000	616,656
Cleveland Heights & University Heights County School District, Library Impt., G.O. Bond	5.125%	12/1/2026	Aa3		200,000	205,230
Cleveland, Income Tax, Revenue Bond	5.250%	5/15/2024	AA	[2]	500,000	512,355
Columbus, Limited Tax, Series 2, G.O. Bond	5.000%	7/1/2017	Aaa		250,000	270,497
Columbus City School District, School Facilities Construction & Impt., G.O. Bond, FSA	4.250%	12/1/2032	Aa3		500,000	421,790
Cuyahoga Falls, G.O. Bond, MBIA	5.000%	12/1/2021	Aa3		750,000	767,100
Dublin City School District, School Facilities Construction & Impt., Prerefunded Balance, G.O. Bond	5.375%	12/1/2017	Aa1		350,000	394,380
Eaton City School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2029	A1		200,000	224,398
Eaton Community City Schools, School Impt., G.O. Bond, FGRMB	4.125%	12/1/2026	A1		500,000	401,965
Erie County, G.O. Bond, FGRMB	4.750%	10/1/2019	A1		175,000	175,220
Euclid, G.O. Bond, MBIA	4.250%	12/1/2023	A1		465,000	438,249
Fairbanks Local School District, School Facilities Construction & Impt., G.O. Bond, FSA	4.500%	12/1/2028	Aa3		400,000	341,564
Fairfield County, Building Impt., G.O. Bond	5.000%	12/1/2018	Aa3		250,000	261,222
Fairview Park City School District, School Impt., G.O. Bond, MBIA	5.000%	12/1/2029	A2		315,000	285,384
Field Local School District, School Facilities Construction & Impt., G.O. Bond, AMBAC	5.000%	12/1/2026	Baa1		200,000	186,956
Franklin County, G.O. Bond	5.000%	12/1/2027	Aaa		500,000	508,255
Granville Exempt Village School District, G.O. Bond, FSA	4.375%	12/1/2031	Aa2		500,000	433,060
Greater Cleveland Regional Transit Authority, Capital Impts., G.O. Bond, FGRMB	4.125%	12/1/2023	Aa3		450,000	384,849
Hamilton City School District, School Impt., G.O. Bond, FSA	4.250%	12/1/2030	Aa3		500,000	420,890

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

OHIO MUNICIPAL SECURITIES (continued)
Hancock County, Various Purposes, G.O. Bond, MBIA	4.000%	12/1/2016	Aa3		$200,000	$208,968
Indian Hill Village School District, Hamilton County, School Impt., G.O. Bond	4.375%	12/1/2022	Aaa		250,000	244,710
Ironton City School District, G.O. Bond, MBIA	4.250%	12/1/2028	Baa1		500,000	400,065
Jackson Local School District, Stark & Summit Counties, Construction & Impt., Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2030	AA	[2]	200,000	227,820
Jackson Local School District, Stark & Summit Counties, G.O. Bond, FGRMB	3.500%	12/1/2011	AA	[2]	210,000	217,531
Kettering City School District, School Impt., G.O. Bond, FSA	4.250%	12/1/2025	Aa3		750,000	660,337
Lakewood, Water System, Revenue Bond, AMBAC	4.500%	7/1/2028	Baa1		500,000	399,665
Licking Heights Local School District, School Facilities Construction & Impt., Series A, G.O. Bond, MBIA	5.000%	12/1/2022	A1		250,000	252,585
Lorain City School District, Classroom Facilities Impt., Unrefunded Balance, G.O. Bond, MBIA	4.750%	12/1/2025	Aa2		335,000	333,482
Marysville Exempt Village School District, G.O. Bond, FSA	5.000%	12/1/2023	Aa3		500,000	493,875
Maumee, G.O. Bond, MBIA	4.125%	12/1/2018	Aa3		375,000	382,504
Maumee City School District, School Facilities Construction & Impt., G.O. Bond, FSA	4.600%	12/1/2031	Aa3		260,000	239,242
Minster Local School District, G.O. Bond, FSA	4.250%	12/1/2018	Aa3		250,000	256,448
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2025	Aa2		45,000	49,524
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2029	Aa2		95,000	104,550
New Albany Plain Local School District, Unrefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2029	Aa2		130,000	117,194
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2025	Aa2		85,000	93,545
New Albany Plain Local School District, Unrefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2025	Aa2		185,000	178,442
North Royalton, G.O. Bond	5.250%	12/1/2028	Aa3		1,025,000	1,029,674
Ohio State, Infrastructure Impt., Series A, G.O. Bond	5.000%	3/1/2017	Aa1		250,000	277,575
Ohio State Water Development Authority, Pure Water, Series I, Revenue Bond, AMBAC	6.000%	12/1/2016	Aaa		40,000	45,301
Ohio State Water Development Authority, Pollution Control, Revenue Bond	5.250%	12/1/2015	Aaa		200,000	229,272

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount/Shares	Value (Note 2)

OHIO MUNICIPAL SECURITIES (continued)
Olentangy Local School District, Series A, G.O. Bond, FSA	4.500%	12/1/2032	Aa2		$800,000	$676,384
Orange City School District, G.O. Bond	4.500%	12/1/2023	Aaa		500,000	477,565
Painesville City School District, School Impt., G.O. Bond, FGRMB	4.500%	12/1/2025	A2		170,000	148,101
Pickerington Local School District, G.O. Bond, MBIA	4.300%	12/1/2024	Baa1		300,000	257,781
Plain Local School District, G.O. Bond, FGRMB	5.000%	12/1/2030	AA	[2]	140,000	125,878
Sidney City School District, School Impt., Prerefunded Balance, Series B, G.O. Bond, FGIC	5.100%	12/1/2019	A2		150,000	166,106
South-Western City School District, Franklin & Pickway County, G.O. Bond, FSA	4.250%	12/1/2026	Aa3		600,000	502,392
Springboro Community City School District, School Impt., Prerefunded Balance, G.O. Bond, MBIA	5.000%	12/1/2025	A2		280,000	319,407
Sugarcreek Local School District, School Impt., G.O. Bond, FSA	4.250%	12/1/2031	Aa3		750,000	580,440
Tallmadge City School District, School Facilities, G.O. Bond, FSA	5.000%	12/1/2031	AAA	[2]	200,000	197,840
Tecumseh Local School District, School Impt., G.O. Bond, FGRMB	4.750%	12/1/2027	A3		195,000	171,986
Trotwood-Madison City School District, School Impt., G.O. Bond, FSA	4.250%	12/1/2022	Aa3		250,000	225,065
Troy, G.O. Bond	4.750%	12/1/2024	Aa2		250,000	250,725
Van Buren Local School District, School Facilities Construction & Impt., G.O. Bond, FSA	5.250%	12/1/2016	Aa3		300,000	317,004
Vandalia, G.O. Bond, AMBAC	5.000%	12/1/2015	Baa1		235,000	249,361
Washington Court House City School District, School Impt., G.O. Bond, FGRMB	5.000%	12/1/2029	A3		500,000	452,990
Wood County, G.O. Bond	5.400%	12/1/2013	Aa3		25,000	25,040

TOTAL OHIO MUNICIPAL SECURITIES (Identified Cost $21,327,503)						19,990,865

SHORT-TERM INVESTMENTS - 3.8%
Dreyfus AMT - Free Municipal Reserves - Class R (Identified Cost $785,256)					785,256	785,256

TOTAL INVESTMENTS - 99.7% (Identified Cost $22,112,759)						20,776,121

OTHER ASSETS, LESS LIABILITIES - 0.3%						68,133

NET ASSETS - 100%						$20,844,254

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

Key:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AMBAC (AMBAC Assurance Corp.)

FGIC (Financial Guaranty Insurance Co.)

FGRMB (FGIC reinsured by MBIA)

FSA (Financial Security Assurance)

MBIA (MBIA, Inc.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: MBIA - 33.0%; FSA - 30.5%.

The accompanying notes are an integral part of the financial statements.	9

Statement of Assets and Liabilities

December 31, 2008

ASSETS:

Investments, at value (identified cost $22,112,759) (Note 2)	$20,776,121
Interest receivable	121,152
Dividends receivable	1,062

TOTAL ASSETS	20,898,335

LIABILITIES:

Accrued management fees (Note 3)	6,472
Accrued fund accounting and transfer agent fees (Note 3)	2,485
Accrued Chief Compliance Officer service fees (Note 3)	477
Audit fees payable	29,336
Payable for fund shares repurchased	11,774
Other payables and accrued expenses	3,537

TOTAL LIABILITIES	54,081

TOTAL NET ASSETS	$20,844,254

NET ASSETS CONSIST OF:

Capital stock	$21,224
Additional paid-in-capital	21,990,950
Undistributed net investment income	77,536
Accumulated net realized gain on investments	91,182
Net unrealized depreciation on investments	(1,336,638)

TOTAL NET ASSETS	$20,844,254

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($20,844,254/2,122,407 shares)	$9.82

10	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:

Interest	$1,052,861
Dividends	12,369

Total Investment Income	1,065,230

EXPENSES:

Management fees (Note 3)	120,430
Fund accounting and transfer agent fees (Note 3)	27,895
Directors’ fees (Note 3)	12,599
Chief Compliance Officer service fees (Note 3)	4,301
Audit fees	29,251
Custodian fees	1,600
Miscellaneous	12,087

Total Expenses	208,163
Less reduction of expenses (Note 3)	(3,565)

Net Expenses	204,598

NET INVESTMENT INCOME	860,632

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	184,021
Net change in unrealized appreciation (depreciation) on investments	(1,700,851)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(1,516,830)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(656,198)

The accompanying notes are an integral part of the financial statements.	11

Statement of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$860,632	$809,469
Net realized gain on investments	184,021	978
Net change in unrealized appreciation (depreciation) on investments	(1,700,851)	(1,877)

Net increase (decrease) from operations	(656,198)	808,570

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(849,459)	(832,869)
From net realized gain on investments	(119,985)	—

Total distributions to shareholders	(969,444)	(832,869)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(3,962,597)	5,845,120

Net increase (decrease) in net assets	(5,588,239)	5,820,821

NET ASSETS:

Beginning of year	26,432,493	20,611,672

End of year (including undistributed net investment income of $77,536 and $93,573, respectively)	$20,844,254	$26,432,493

12	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.43	$10.46	$10.52	$10.59	$10.75

Income (loss) from investment operations:
Net investment income	0.38	0.34	0.38	0.38	0.38
Net realized and unrealized gain (loss) on investments	(0.57)	—[2]	(0.05)	(0.08)	(0.04)

Total from investment operations	(0.19)	0.34	0.33	0.30	0.34

Less distributions to shareholders:
From net investment income	(0.36)	(0.37)	(0.38)	(0.36)	(0.49)
From net realized gain on investments	(0.06)	—	(0.01)	(0.01)	(0.01)

Total distributions to shareholders	(0.42)	(0.37)	(0.39)	(0.37)	(0.50)

Net asset value - End of year	$9.82	$10.43	$10.46	$10.52	$10.59

Net assets - End of year (000’s omitted)	$20,844	$26,432	$20,612	$15,988	$14,120

Total return[1]	(1.74%)	3.28%	3.19%	2.85%	3.28%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.58%	3.47%	3.81%	3.65%	3.64%
Portfolio turnover	15%	3%	9%	9%	7%

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

	0.01%	0.00%[3]	0.07%	0.15%	0.20%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year.

2Less than $0.01 per share.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Ohio Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2008, 4.5 billion shares have been designated in total among 28 series, of which 100 million have been designated as Ohio Tax Exempt Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Series as of January 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.)

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Series’ assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*

Level 1 - Quoted Prices	$785,256	$—
Level 2 - Other Significant Observable Inputs	19,990,865	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$20,776,121	$—

*Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2008, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2007 or December 31, 2008.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily. Dividend income is recorded on an accrual basis on ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2005 through December 31, 2008.

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor waived fees of $3,565 for the year ended December 31, 2008, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2008, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07%

16

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2008, the fee rates are as follows: 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2008, purchases and sales of securities, other than United States Government securities and short-term securities, were $3,460,666 and $7,792,425, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Ohio Tax Exempt Series were:

	For the Year Ended 12/31/08		For the Year Ended 12/31/07
	Shares	Amount	Shares	Amount

Sold	656,301	$6,716,037	696,089	$7,222,235
Reinvested	95,854	945,265	79,805	825,938
Repurchased	(1,163,289)	(11,623,899)	(212,265)	(2,203,053)

Total	(411,134)	$(3,962,597)	563,629	$5,845,120

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2008.

7.	CONCENTRATION OF CREDIT

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

17

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Ordinary income	$6,865	$83
Tax exempt income	842,594	832,786
Long-term capital gains	119,985	—

At December 31, 2008, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$22,112,759
Unrealized appreciation	$283,742
Unrealized depreciation	(1,620,380)

Net unrealized depreciation	$(1,336,638)
Undistributed tax exempt income	77,536
Undistributed long-term capital gains	91,182

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but they are not expected to materially impact the Series’ financial statements.

18

Notes to Financial Statements

9.	RECENT ACCOUNTING PRONOUNCEMENTS (continued)

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Ohio Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ohio Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 13, 2009

20

Supplemental Tax Information (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $119,985 as capital gains for its taxable year ended December 31, 2008. In addition, the Series hereby designates $842,594 as tax exempt dividends for the year ended December 31, 2008.

21

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 5, 2008, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2008 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 22 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was

22

Renewal of Investment Advisory Agreement (unaudited)

noted by representatives of the Advisor that 15 of the 25 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984-2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

24

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Captial International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

26

Manning & Napier Fund, Inc.

NEW YORK TAX EXEMPT SERIES	|	Annual Report - December 31, 2008

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Credit risk is defined rather innocuously by Bloomberg as “the risk that an obligation will not be completed, with the result being a loss”. That hardly does it justice. In 2008, investors became intimately acquainted with credit risk, the problems it can create and, more importantly, the losses it can inflict. The greater the investor’s exposure to credit risk in 2008, the worse his or her relative performance happened to be. In the fixed income arena, credit risk is most prevalent in the corporate bond market; last year, investors in the high yield area lost more than 30%; investors in the investment-grade market lost more then 5%. Credit risk is also quite prevalent in the growing market for commercial mortgage-backed securities (CMBS); last year that market lost 17%. Credit risk is a key determinant of municipal bond performance; that market dropped by 4% in 2008 as measured by the Merrill Muni Master Index, which includes municipal bonds of all maturities.

A definition of credit risk that is more specific to the bond market is the risk of loss due to a debtor’s non-payment of a loan or some other line of credit, either the principal or interest/coupon, or both. The credit problems that engulfed the financial markets first started to show in the real estate area, specifically in subprime mortgages. They then spread to those that trafficked in such securities, hedge funds and investment banks, subsequently engulfed Fannie Mae and Freddie Mac, and sucked in commercial banks and assorted insurance companies, culminating in a full fledged credit crisis that defined the fourth quarter of 2008.

The markets were already struggling when the year began given the credit missteps that had surfaced in the prior year. Those problems carried over into the first quarter of 2008; however, it became apparent that they had begun to spill over into the overall economy. The situation was exacerbated by a concurrent spike in commodity prices. The problems led to the mid-March fire sale of a major Wall Street firm, Bear Stearns, to JP Morgan Chase that was brokered by the Federal Reserve.

As the credit crisis became more pronounced, investors reigned in their risk tolerances, which resulted in wider credit spreads (the difference in yields as compared to U.S. Treasuries) in both the corporate bond and the municipal bond markets. It also drove U.S. T-bill yields to 50 year lows, caused the auction rate securities market to collapse, and contributed to the implosion of numerous hedge funds. As the prices of oil, gold, and other commodities increased, inflation risks were re-awakened, lowering risk tolerances even more.

Early in September, Fannie Mae and Freddie Mac, the two largest government sponsored entities, were forced into conservatorship, whereby the U.S. Government took control over both entities, along with their $5 trillion of financial obligations. The markets spent a week digesting that, and then came the week of September 14th, which will go down as one of the most cataclysmic weeks in the history of the financial markets.

On Sunday of that week, Lehman Brothers announced that it would file for bankruptcy. That news was quickly followed by more bad news, including the quick sale of Merrill Lynch to Bank of America, bankruptcy fears at insurer AIG, and a money market fund “breaking the buck”. The environment was so bad that the yield on 3-month U.S. Treasury Bills, universally considered to be the risk-free investment, was driven down to 0.02% as investors scrambled to find a safe harbor.

In hindsight, the Lehman bankruptcy seemed to be a watershed event that pushed the U.S. economy over the precipice. And while the federal government spigot is likely to be turned on, state and local spending is poised to slow dramatically as evidenced by the state of California paying its vendors with IOU’s for the first time since the 1930’s.

The moves in the financial markets during the quarter were just as dismal. In the equity markets, both the Dow Industrial Index and Standard & Poor’s (S&P) 500 Total Return Index were down more than 20% for the quarter; the NASDAQ Composite was down 25%. It wasn’t just the equity markets that struggled, the corporate bond market and

1

Management Discussion and Analysis (unaudited)

the municipal bond market both sold off quite dramatically. There was, however, a glimmer of hope, when both exhibited signs of recovery as the quarter and the year came to a close.

One area of the municipal market that did not struggle quite so much last year was the short-to-intermediate maturity sector. Not only did short-term municipals earn their coupons, they also generated modest capital gains. That was the exact opposite of what happened in the long-term municipal market; longer-term municipal bonds were down just under -15% last year.

As for the performance of the New York Tax Exempt Series in 2008, its total return was -2.37%. That lagged the Merrill Lynch 1-12 Year Municipal Bond Index, which only includes municipal bonds with maturities of 12 years or less; it returned 4.61% in 2008. The Series’ underperformance versus the benchmark was strictly a function of the aforementioned weak performance of longer-term municipals. With a significant percentage of the Series’ assets invested in longer-term municipal bonds, the Series simply could not compete with the benchmark in 2008. However, longer-term bonds have historically outperformed shorter-term ones.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2008 (unaudited)

	Average Annual Total Returns As of December 31, 2008
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - New York Tax Exempt Series[2]	-2.37%	1.92%	3.47%	4.04%
Merrill Lynch 1-12 Year Municipal Bond Index[3]	4.61%	3.73%	4.83%	5.14%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York Tax Exempt Series for the ten years ended December 31, 2008 to the Merrill Lynch 1-12 Year Municipal Bond Index.

1Performance numbers for the Series and Index are calculated from January 17, 1994, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2008, this net expense ratio was 0.64%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.64% for the year ended December 31, 2008.

3The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08-12/31/08
Actual	$1,000.00	$980.00	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.65%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition as of December 31, 2008 (unaudited)

Bond Types1

1As a percentage of net assets.

Credit Quality Ratings2,3

2As a percentage of net assets.

3Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

5

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS - 98.8%
Arlington Central School District, G.O. Bond, MBIA	4.625%	12/15/2024	A1		$845,000	$808,006
Arlington Central School District, G.O. Bond, MBIA	4.625%	12/15/2025	A1		365,000	344,560
Brookhaven, Public Impt., G.O. Bond, FGRMB	4.000%	5/1/2023	Aa3		900,000	790,929
Brookhaven, Public Impt., G.O. Bond, FGRMB	4.000%	5/1/2024	Aa3		815,000	702,750
Buffalo Fiscal Stability Authority, Sales Tax & State Aid, Series B, Revenue Bond, MBIA	5.000%	9/1/2016	Aa2		525,000	573,825
Chautauqua County, Public Impt., Series B, G.O. Bond, MBIA	4.500%	12/15/2018	A2		485,000	505,467
Clyde-Savannah Central School District, G.O. Bond, FGRMB	5.000%	6/1/2013	A2		500,000	535,675
Dryden Central School District, G.O. Bond, FSA	5.500%	6/15/2011	Aa3		200,000	203,256
Dutchess County, Public Impt., Prerefunded Balance, G.O. Bond, MBIA	4.000%	12/15/2016	Aa2		315,000	348,954
Dutchess County, Public Impt., Unrefunded Balance, G.O. Bond, MBIA	4.000%	12/15/2016	Aa2		360,000	374,666
Ellenville Central School District, G.O. Bond, FSA	5.375%	5/1/2009	Aa3		210,000	212,589
Ellenville Central School District, G.O. Bond, AMBAC	5.700%	5/1/2011	A2		700,000	706,895
Erie County, Public Impt., Series A, G.O. Bond, FGRMB	4.750%	10/1/2016	Baa2		550,000	557,986
Erie County, Public Impt., Series A, G.O. Bond, FGRMB	5.000%	9/1/2014	Baa2		500,000	520,155
Fairport Central School District, G.O. Bond, FSA	5.000%	6/1/2019	Aa3		500,000	524,415
Franklin Square Union Free School District, G.O. Bond, FGRMB	5.000%	1/15/2021	A2		520,000	523,593
Freeport, Series A, G.O. Bond, FGRMB	4.000%	1/15/2014	A3		540,000	560,266
Greece Central School District, G.O. Bond, FSA	4.000%	6/15/2019	Aa3		2,675,000	2,651,727
Hampton Bays Union Free School District, G.O. Bond, FSA	4.250%	9/15/2026	Aa3		1,140,000	999,940
Haverstraw-Stony Point Central School District, G.O. Bond, FSA	4.500%	10/15/2032	Aa3		2,000,000	1,689,380
Hempstead Town, Unrefunded Balance, Series B, G.O. Bond, FGIC	5.625%	2/1/2010	Aa1		165,000	165,540
Huntington, G.O. Bond, MBIA	5.875%	9/1/2009	Aa1		45,000	45,328
Islip, Public Impt., G.O. Bond, FGRMB	5.375%	6/15/2015	Aa2		1,555,000	1,635,331
Jamesville-Dewitt Central School District, G.O. Bond, AMBAC	5.750%	6/15/2009	A1		420,000	429,941
Johnson City Central School District, G.O. Bond, FGRMB	4.250%	6/15/2024	AA	[2]	500,000	439,905
Johnson City Central School District, G.O. Bond, FGRMB	4.375%	6/15/2028	AA	[2]	1,000,000	848,120

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)
Johnson City Central School District, G.O. Bond, FGRMB	4.375%	6/15/2030	AA	[2]	$985,000	$816,476
Long Island Power Authority, Electric Systems, Series F, Revenue Bond, MBIA	4.500%	5/1/2028	A3		1,880,000	1,555,982
Long Island Power Authority, Electric Systems, Series A, Revenue Bond, FGRMB	5.000%	12/1/2019	A3		1,000,000	1,008,960
Long Island Power Authority, Electric Systems, Series A, Revenue Bond, FGRMB	5.000%	12/1/2025	A3		1,690,000	1,566,038
Metropolitan Transportation Authority, Transportation Facilities, Prerefunded Balance, Series B, Revenue Bond, AMBAC	5.000%	7/1/2018	Baa1		1,500,000	1,644,180
Metropolitan Transportation Authority, Dedicated Tax Fund, Series A, Revenue Bond, MBIA	5.000%	11/15/2030	A1		750,000	663,412
Metropolitan Transportation Authority, Series A, Revenue Bond, FGRMB	5.000%	11/15/2025	A2		1,500,000	1,390,125
Metropolitan Transportation Authority, Series A, Revenue Bond, FSA	5.000%	11/15/2030	Aa3		500,000	458,865
Metropolitan Transportation Authority, Series B, Revenue Bond, FSA	4.500%	11/15/2032	Aa3		500,000	409,330
Monroe County, Public Impt., G.O. Bond, AMBAC	4.125%	6/1/2020	Baa1		1,000,000	924,050
Monroe County Water Authority, Revenue Bond	5.000%	8/1/2019	Aa3		1,700,000	1,719,890
Mount Morris Central School District, G.O. Bond, FGRMB	4.125%	6/15/2013	A2		790,000	837,637
Nassau County, General Impt., Series C, G.O. Bond, FSA	5.125%	1/1/2014	Aa3		500,000	525,095
Nassau County Interim Finance Authority, Sales Tax Secured, Series A, Revenue Bond, AMBAC	4.750%	11/15/2023	Aa2		1,000,000	988,810
New Hyde Park Garden City Park, Union Free School District, G.O. Bond, FSA	4.125%	6/15/2023	Aa3		200,000	179,730
New Hyde Park Garden City Park, Union Free School District, G.O. Bond, FSA	4.125%	6/15/2024	Aa3		250,000	220,447
New York City, Series K, G.O. Bond, FSA	5.375%	8/1/2020	Aa3		1,000,000	1,010,240
New York City, Series A, G.O. Bond, CIFG	5.000%	8/1/2024	Aa3		1,000,000	951,190
New York City, G.O. Bond, XLCA	5.000%	9/1/2019	Aa3		500,000	505,245
New York City, Unrefunded Balance, Series I, G.O. Bond, MBIA	5.000%	5/15/2028	AA	[2]	1,725,000	1,586,258
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond, AMBAC	5.000%	6/15/2035	Aa2		750,000	698,025
New York City Municipal Water Finance Authority, Series E, Revenue Bond, FGRMB	5.000%	6/15/2026	Aa2		750,000	732,908
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series D, Revenue Bond, AMBAC	4.500%	6/15/2036	Aa2		500,000	414,815

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	4.250%	6/15/2033	Aa2		$1,250,000	$999,962
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	4.500%	6/15/2037	Aa2		1,000,000	825,900
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	5.750%	6/15/2040	Aa2		1,000,000	1,022,500
New York State, Series C, G.O. Bond, FSA	5.000%	4/15/2012	Aa3		700,000	755,517
New York State, Series A, G.O. Bond	4.500%	3/15/2019	Aa3		500,000	511,110
New York State, Series A, G.O. Bond	4.600%	3/15/2013	Aa3		475,000	498,095
New York State Dormitory Authority, Columbia University, Series A, Revenue Bond	5.000%	7/1/2025	Aaa		500,000	502,705
New York State Environmental Facilities Corp., Pollution Control, Unrefunded Balance, Series B, Revenue Bond	5.200%	5/15/2014	Aaa		440,000	464,847
New York State Environmental Facilities Corp., Pollution Control, Series A, Revenue Bond	5.200%	6/15/2015	Aaa		25,000	25,065
New York State Environmental Facilities Corp., Clean Water & Drinking, Series B, Revenue Bond	5.000%	6/15/2027	Aaa		1,000,000	998,780
New York State Environmental Facilities Corp., Clean Water & Drinking, Revenue Bond	4.500%	6/15/2022	Aaa		300,000	294,999
New York State Environmental Facilities Corp., Clean Water & Drinking, Revenue Bond, MBIA	5.000%	6/15/2021	Aaa		600,000	613,398
New York State Environmental Facilities Corp., Personal Income Tax, Series A, Revenue Bond	5.000%	12/15/2019	AAA	[2]	750,000	794,153
New York State Housing Finance Agency, State University Construction, Series A, Revenue Bond	8.000%	5/1/2011	A1		150,000	162,128
New York State Environmental Facilities Corp., Clean Water & Drinking, Series A, Revenue Bond	4.500%	6/15/2036	Aaa		1,000,000	842,970
New York State Environmental Facilities Corp., Clean Water & Drinking, Series B, Revenue Bond	4.500%	6/15/2036	Aa1		1,500,000	1,255,305
New York State Dormitory Authority, Personal Income Tax, Series F, Revenue Bond	5.000%	3/15/2023	Aa3		1,475,000	1,487,729
New York State Thruway Authority, Series F, Revenue Bond, AMBAC	5.000%	1/1/2026	A1		340,000	328,294
New York State Thruway Authority, Highway & Bridge, Series C, Revenue Bond, MBIA	5.250%	4/1/2011	Aa3		1,000,000	1,062,140

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)
New York State Thruway Authority, Highway & Bridge, Series C, Revenue Bond, AMBAC	5.000%	4/1/2020	Aa3		$750,000	$761,468
New York State Thruway Authority, Highway & Bridge, Series B, Revenue Bond, AMBAC	5.000%	4/1/2021	Baa1		1,500,000	1,524,360
New York State Thruway Authority, Highway & Bridge, Prerefunded Balance, Series A, Revenue Bond, FGIC	5.500%	4/1/2015	Aa3		320,000	351,226
New York State Thruway Authority, Highway & Bridge, Prerefunded Balance, Series B, Revenue Bond, MBIA	5.250%	4/1/2016	Aa3		300,000	329,337
New York State Thruway Authority, Personal Income Tax, Prerefunded Balance, Series A, Revenue Bond, FSA	5.000%	3/15/2014	Aa3		500,000	560,760
New York State Thruway Authority, Personal Income Tax, Prerefunded Balance, Series A, Revenue Bond, MBIA	5.000%	3/15/2016	Aa3		300,000	336,456
New York State Urban Development Corp., Correctional Capital Facilities, Series A, Revenue Bond, FSA	5.250%	1/1/2014	Aa3		500,000	520,960
New York State Urban Development Corp., Personal Income Tax, Series C, Revenue Bond, MBIA	4.250%	3/15/2024	Baa1		1,000,000	895,880
New York State Urban Development Corp., Service Contract, Series B, Revenue Bond	5.250%	1/1/2022	AA	[2]	2,350,000	2,350,000
Niagara County, Series B, G.O. Bond, MBIA	5.200%	1/15/2011	Baa1		400,000	406,752
Niagara Falls City School District, G.O. Bond, FSA	4.375%	9/15/2029	AAA	[2]	885,000	755,940
Niagara-Wheatfield Central School District, G.O. Bond, FGRMB	4.125%	2/15/2019	A2		610,000	612,867
Niagara-Wheatfield Central School District, G.O. Bond, FGRMB	4.125%	2/15/2020	A2		850,000	831,190
Norwich City School District, G.O. Bond, FSA	5.000%	6/15/2010	Aa3		250,000	262,380
Panama Central School District, G.O. Bond, FGRMB	5.000%	6/15/2019	A2		595,000	606,507
Pavilion Central School District, G.O. Bond, FSA	5.625%	6/15/2018	Aa3		880,000	909,102
Phelps-Clifton Springs Central School District, Series B, G.O. Bond, MBIA	5.000%	6/15/2021	A2		850,000	848,810
Phelps-Clifton Springs Central School District, Series B, G.O. Bond, MBIA	5.000%	6/15/2022	A2		450,000	441,527
Port Authority of New York & New Jersey, Revenue Bond	5.000%	7/15/2024	Aa3		3,000,000	2,977,230
Port Authority of New York & New Jersey, Revenue Bond	4.750%	7/15/2030	Aa3		495,000	448,817
Port Authority of New York & New Jersey, Revenue Bond	5.000%	10/1/2030	Aa3		1,000,000	946,640
Pulaski Central School District, Series A, G.O. Bond, FGRMB	4.500%	6/15/2026	AA	[2]	425,000	380,770

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)
Ramapo, Public Impt., Series B, G.O. Bond, MBIA	4.375%	5/1/2031	Aa3		$435,000	$369,106
Ramapo, Public Impt., Series B, G.O. Bond, MBIA	4.375%	5/1/2032	Aa3		510,000	430,853
Ramapo, Public Impt., Series B, G.O. Bond, MBIA	4.500%	5/1/2033	Aa3		410,000	355,831
Ravena Coeymans Selkirk Central School District, G.O. Bond, FSA	4.250%	6/15/2014	Aa3		1,180,000	1,257,880
Rochester, Series A, G.O. Bond, AMBAC	5.000%	8/15/2020	A2		250,000	266,148
Rochester, Series A, G.O. Bond, AMBAC	5.000%	8/15/2022	A2		95,000	98,225
Rondout Valley Central School District, G.O. Bond, FSA	5.375%	3/1/2020	Aa3		500,000	530,585
Sachem Central School District of Holbrook, G.O. Bond, FGRMB	4.250%	10/15/2028	AA	[2]	330,000	279,230
Sachem Central School District of Holbrook, G.O. Bond, FGRMB	4.375%	10/15/2030	AA	[2]	1,000,000	842,390
Sachem Central School District of Holbrook, Series B, G.O. Bond, FGRMB	4.250%	10/15/2026	AA	[2]	1,200,000	1,041,792
St. Lawrence County, Public Impt., G.O. Bond, FGRMB	4.500%	5/15/2031	AA	[2]	1,185,000	963,843
St. Lawrence County, Public Impt., G.O. Bond, FGRMB	4.500%	5/15/2032	AA	[2]	1,000,000	805,220
Schenectady, G.O. Bond, MBIA	5.300%	2/1/2011	Baa1		250,000	250,615
South Glens Falls Central School District, Unrefunded Balance, G.O. Bond, FGIC	5.375%	6/15/2018	A3		95,000	97,089
South Huntington Union Free School District, G.O. Bond, FGRMB	5.000%	9/15/2016	Aa3		325,000	333,310
South Huntington Union Free School District, G.O. Bond, FGRMB	5.100%	9/15/2017	Aa3		100,000	102,581
Suffolk County, Public Impt., Series A, G.O. Bond, MBIA	4.250%	5/1/2024	Aa3		1,000,000	904,040
Suffolk County Water Authority, Revenue Bond, MBIA	4.500%	6/1/2027	Baa1		1,160,000	1,039,337
Suffolk County Water Authority, Revenue Bond, MBIA	5.100%	6/1/2009	Baa1		55,000	56,043
Syracuse, Public Impt., Series C, G.O. Bond, AMBAC	5.400%	8/1/2017	A2		700,000	753,907
Syracuse, Public Impt., Series C, G.O. Bond, AMBAC	5.500%	8/1/2018	A2		850,000	916,793
Syracuse, Public Impt., Series A, G.O. Bond, MBIA	4.250%	6/15/2023	Baa1		690,000	600,928
Syracuse, Public Impt., Series A, G.O. Bond, MBIA	4.375%	6/15/2025	Baa1		990,000	843,084
Syracuse, Public Impt., Series A, G.O. Bond, FGRMB	4.250%	12/1/2028	A2		600,000	489,138
Syracuse, Public Impt., Series A, G.O. Bond, FGRMB	4.250%	12/1/2029	A2		600,000	482,520

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount/ Shares	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)
Tarrytown Union Free School District, G.O. Bond, AMBAC	4.375%	1/15/2032	A1		$1,090,000	$909,681
Triborough Bridge & Tunnel Authority, General Purposes, Series B, Revenue Bond	5.000%	11/15/2020	Aa2		750,000	762,353
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Series A, Revenue Bond, MBIA	4.750%	1/1/2019	Baa1		300,000	337,980
Triborough Bridge & Tunnel Authority, Subordinate Bonds, Revenue Bond, FGRMB	5.000%	11/15/2032	Aa3		1,000,000	932,660
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Series A, Revenue Bond, MBIA	5.000%	1/1/2032	Aa2		1,695,000	1,857,923
Triborough Bridge & Tunnel Authority, General Purposes, Unrefunded Balance, Series A, Revenue Bond, MBIA	5.000%	1/1/2032	Aa2		305,000	286,749
Ulster County, Public Impt., G.O. Bond, XLCA	4.500%	11/15/2026	AA	[2]	560,000	517,160
Union Endicott Central School District, G.O. Bond, FGRMB	4.125%	6/15/2014	AA	[2]	605,000	622,049
Union Endicott Central School District, G.O. Bond, FGRMB	4.125%	6/15/2015	AA	[2]	865,000	883,831
Wayne County, Public Impt., G.O. Bond, MBIA	4.125%	6/1/2024	A1		500,000	442,875
West Seneca Central School District, G.O. Bond, FSA	5.000%	5/1/2011	Aa3		300,000	319,587
Westchester County, Series B, G.O. Bond	4.300%	12/15/2011	Aaa		15,000	16,193
Westchester County, Series B, G.O. Bond	3.700%	12/15/2015	Aaa		1,000,000	1,030,880
Westchester County, Unrefunded Balance, Series A, G.O. Bond	4.750%	12/15/2009	Aaa		5,000	5,079
Westhampton Beach Union Free School District, G.O. Bond, MBIA	4.000%	7/15/2018	Aa3		726,000	731,525
Williamsville Central School District, G.O. Bond, MBIA	5.000%	6/15/2012	Aa3		490,000	528,622
Yonkers, Series B, G.O. Bond, MBIA	5.000%	8/1/2023	Baa1		1,125,000	901,103
Yonkers, Series B, G.O. Bond, MBIA	5.000%	8/1/2030	Baa1		1,095,000	789,747

TOTAL NEW YORK MUNICIPAL BONDS (Identified Cost $101,345,900)						95,997,968

SHORT-TERM INVESTMENTS - 0.4%
Dreyfus BASIC New York Municipal Money Market Fund (Identified Cost $436,282)					436,282	436,282

TOTAL INVESTMENTS - 99.2% (Identified Cost $101,782,182)						96,434,250

OTHER ASSETS, LESS LIABILITIES - 0.8%						767,381

NET ASSETS - 100%						$97,201,631

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio - December 31, 2008

Key:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AMBAC (AMBAC Assurance Corp.)

CIFG (CIFG North America, Inc.)

FGIC (Financial Guaranty Insurance Co.)

FGRMB (FGIC reinsured by MBIA)

FSA (Financial Security Assurance)

MBIA (MBIA, Inc.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: MBIA - 47.5%; FSA - 15.4%; AMBAC - 11.7%.

12	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2008

ASSETS:

Investments, at value (identified cost $101,782,182) (Note 2)	$96,434,250
Interest receivable	1,010,871
Dividends receivable	244

TOTAL ASSETS	97,445,365

LIABILITIES:

Accrued management fees (Note 3)	40,016
Accrued fund accounting and transfer agent fees (Note 3)	6,945
Accrued Chief Compliance Officer service fees (Note 3)	477
Payable for fund shares repurchased	161,927
Audit fees payable	29,344
Other payables and accrued expenses	5,025

TOTAL LIABILITIES	243,734

TOTAL NET ASSETS	$97,201,631

NET ASSETS CONSIST OF:

Capital stock	$99,306
Additional paid-in-capital	101,419,717
Undistributed net investment income	862,405
Accumulated net realized gain on investments	168,135
Net unrealized depreciation on investments	(5,347,932)

TOTAL NET ASSETS	$97,201,631

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($97,201,631/9,930,645 shares)	$9.79

The accompanying notes are an integral part of the financial statements.	13

Statement of Operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:

Interest	$4,587,533
Dividends	76,191

Total Investment Income	4,663,724

EXPENSES:

Management fees (Note 3)	535,396
Fund accounting and transfer agent fees (Note 3)	85,836
Directors’ fees (Note 3)	12,600
Chief Compliance Officer service fees (Note 3)	4,301
Custodian fees	6,199
Miscellaneous	45,126

Total Expenses	689,458

NET INVESTMENT INCOME	3,974,266

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	274,551
Net change in unrealized appreciation (depreciation) on investments	(7,134,417)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(6,859,866)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,885,600)

14	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,974,266	$3,779,189
Net realized gain on investments	274,551	146,043
Net change in unrealized appreciation (depreciation) on investments	(7,134,417)	(353,504)

Net increase (decrease) from operations	(2,885,600)	3,571,728

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(3,812,340)	(3,663,096)
From net realized gain on investments	(101,616)	(170,028)

Total distributions to shareholders	(3,913,956)	(3,833,124)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(7,702,651)	19,054,978

Net increase (decrease) in net assets	(14,502,207)	18,793,582

NET ASSETS:

Beginning of year	111,703,838	92,910,256

End of year (including undistributed net investment income of $862,405 and $695,679, respectively)	$97,201,631	$111,703,838

The accompanying notes are an integral part of the financial statements.	15

Financial Highlights

	For the Years Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.41	$10.44	$10.45	$10.58	$10.77

Income (loss) from investment operations:
Net investment income	0.38	0.37	0.38	0.37	0.36
Net realized and unrealized loss on investments	(0.63)	(0.01)	(0.02)	(0.13)	(0.07)

Total from investment operations	(0.25)	0.36	0.36	0.24	0.29

Less distributions to shareholders:
From net investment income	(0.36)	(0.37)	(0.36)	(0.36)	(0.45)
From net realized gain on investments	(0.01)	(0.02)	(0.01)	(0.01)	(0.03)

Total distributions to shareholders	(0.37)	(0.39)	(0.37)	(0.37)	(0.48)

Net asset value - End of year	$9.79	$10.41	$10.44	$10.45	$10.58

Net assets - End of year (000’s omitted)	$97,202	$111,704	$92,910	$82,405	$75,820

Total return[1]	(2.37%)	3.44%	3.48%	2.33%	2.83%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.64%	0.65%	0.68%	0.72%	0.75%
Net investment income	3.71%	3.66%	3.68%	3.55%	3.57%
Portfolio turnover	11%	7%	8%	6%	7%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions.

16	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2008, 4.5 billion shares have been designated in total among 28 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Series as of January 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.)

17

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Series’ assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*

Level 1 - Quoted Prices	$436,282	$—
Level 2 - Other Significant Observable Inputs	95,997,968	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$96,434,250	$—

*Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2008, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2007 or December 31, 2008.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily. Dividend income is recorded on an accrual basis on ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2005 through December 31, 2008.

18

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. For the year ended December 31, 2008, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

19

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

For fund accounting and transfer agent services, through October 31, 2008, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2008, the fee rates are as follows: 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2008, purchases and sales of securities, other than United States Government securities and short-term securities, were $10,936,704 and $13,288,790, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of New York Tax Exempt Series were:

	For the Year Ended 12/31/08		For the Year Ended 12/31/07

	Shares	Amount	Shares	Amount
Sold	1,676,685	$16,976,063	2,874,855	$29,845,326
Reinvested	378,913	3,768,555	358,700	3,706,760
Repurchased	(2,858,275)	(28,447,269)	(1,397,205)	(14,497,108)

Total	(802,677)	$(7,702,651)	1,836,350	$19,054,978

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2008.

7.	CONCENTRATION OF CREDIT

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

20

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/08	For the Year Ended 12/31/07

Ordinary income	$25,021	$—
Tax exempt income	3,787,319	3,663,391
Long-term capital gains	101,616	169,733

At December 31, 2008, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$101,762,448
Unrealized appreciation	$1,300,978
Unrealized depreciation	(6,629,176)

Net unrealized depreciation	$(5,328,198)
Undistributed tax exempt income	842,671
Undistributed long-term capital gains	168,135

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but they are not expected to materially impact the Series’ financial statements.

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are

21

Notes to Financial Statements

9.	RECENT ACCOUNTING PRONOUNCEMENTS (continued)

accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 13, 2009

23

Supplemental Tax Information (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $101,616 as capital gains for its taxable year ended December 31, 2008. In addition, the Series hereby designates $3,787,319 as tax exempt dividends for the year ended December 31, 2008.

24

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 5, 2008, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2008 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 22 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 15 of the 25 active Series of the Fund are

25

Renewal of Investment Advisory Agreement (unaudited)

currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

26

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

27

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Captial International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

28

(THIS PAGE INTENTIONALLY LEFT BLANK)

29

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

30

Manning & Napier Fund, Inc.

DIVERSIFIED TAX EXEMPT SERIES	|	Annual Report - December 31, 2008

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Credit risk is defined rather innocuously by Bloomberg as “the risk that an obligation will not be completed, with the result being a loss”. That hardly does it justice. In 2008, investors became intimately acquainted with credit risk, the problems it can create and, more importantly, the losses it can inflict. The greater the investor’s exposure to credit risk in 2008, the worse his or her relative performance happened to be. In the fixed income arena, credit risk is most prevalent in the corporate bond market; last year, investors in the high yield area lost more than 30%; investors in the investment-grade market lost more then 5%. Credit risk is also quite prevalent in the growing market for commercial mortgage-backed securities (CMBS); last year that market lost 17%. Credit risk is a key determinant of municipal bond performance; that market dropped by 4% in 2008 as measured by the Merrill Muni Master Index, which includes municipal bonds of all maturities.

A definition of credit risk that is more specific to the bond market is the risk of loss due to a debtor’s non-payment of a loan or some other line of credit, either the principal or interest/coupon, or both. The credit problems that engulfed the financial markets first started to show in the real estate area, specifically in subprime mortgages. They then spread to those that trafficked in such securities, hedge funds and investment banks, subsequently engulfed Fannie Mae and Freddie Mac, and sucked in commercial banks and assorted insurance companies, culminating in a full fledged credit crisis that defined the fourth quarter of 2008.

The markets were already struggling when the year began given the credit missteps that had surfaced in the prior year. Those problems carried over into the first quarter of 2008; however, it became apparent that they had begun to spill over into the overall economy. The situation was exacerbated by a concurrent spike in commodity prices. The problems led to the mid-March fire sale of a major Wall Street firm, Bear Stearns, to JP Morgan Chase that was brokered by the Federal Reserve.

As the credit crisis became more pronounced, investors reigned in their risk tolerances, which resulted in wider credit spreads (the difference in yields as compared to U.S. Treasuries) in both the corporate bond and the municipal bond markets. It also drove U.S. T-bill yields to 50 year lows, caused the auction rate securities market to collapse, and contributed to the implosion of numerous hedge funds. As the prices of oil, gold, and other commodities increased, inflation risks were re-awakened, lowering risk tolerances even more.

Early in September, Fannie Mae and Freddie Mac, the two largest government sponsored entities, were forced into conservatorship, whereby the U.S. Government took control over both entities, along with their $5 trillion of financial obligations. The markets spent a week digesting that, and then came the week of September 14th, which will go down as one of the most cataclysmic weeks in the history of the financial markets.

On Sunday of that week, Lehman Brothers announced that it would file for bankruptcy. That news was quickly followed by more bad news, including the quick sale of Merrill Lynch to Bank of America, bankruptcy fears at insurer AIG, and a money market fund “breaking the buck”. The environment was so bad that the yield on 3-month U.S. Treasury Bills, universally considered to be the risk-free investment, was driven down to 0.02% as investors scrambled to find a safe harbor.

In hindsight, the Lehman bankruptcy seemed to be a watershed event that pushed the U.S. economy over the precipice. And while the federal government spigot is likely to be turned on, state and local spending is poised to slow dramatically as evidenced by the state of California paying its vendors with IOU’s for the first time since the 1930’s.

The moves in the financial markets during the quarter were just as dismal. In the equity markets, both the Dow Industrial Index and Standard and Poor’s (S&P) 500 Total Return Index were down more than 20% for the quarter; the NASDAQ Composite was down 25%. It wasn’t just the equity markets that struggled, the corporate bond market and the municipal bond market both sold off quite dramatically. There was, however, a glimmer of hope, when both exhibited signs of recovery as the quarter and the year came to a close.

1

Management Discussion and Analysis (unaudited)

One area of the municipal market that did not struggle quite so much last year was the short-to-intermediate maturity sector. Not only did short-term municipals earn their coupons, they also generated modest capital gains. That was the exact opposite of what happened in the long-term municipal market; longer-term municipal bonds were down just under -15% last year.

As for the performance of the Diversified Tax Exempt Series in 2008, its total return was -1.79%. That lagged the Merrill Lynch 1-12 Year Municipal Bond Index, which only includes municipal bonds with maturities of 12 years or less; it returned 4.61% in 2008. The Series’ underperformance versus the benchmark was strictly a function of the aforementioned weak performance of longer-term municipals. With a significant percentage of the Series’ assets invested in longer-term municipal bonds, the Series simply could not compete with the benchmark in 2008. However, longer-term bonds have historically outperformed shorter-term ones.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2008 (unaudited)

	Average Annual Total Returns As of December 31, 2008
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Diversified Tax Exempt Series[2]	-1.79%	2.33%	3.65%	4.23%
Merrill Lynch 1-12 Year Municipal Bond Index[3]	4.61%	3.73%	4.83%	5.16%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified Tax Exempt Series for the ten years ended December 31, 2008 to the Merrill Lynch 1-12 Year Municipal Bond Index.

1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2008, this net expense ratio was 0.61%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.61% for the year ended December 31, 2008.

3The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08-12/31/08
Actual	$1,000.00	$986.50	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$3.10

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.61%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Portfolio Composition as of December 31, 2008 (unaudited)

Bond Types1

1As a percentage of net assets.

Credit Quality Ratings2,3

Aaa	17.0%
Aa	56.1%
A	15.3%
Baa	9.4%
Ba	0.2%
Unrated investments	0.2%
Cash, short-term investments, and other assets, less liabilities	1.8%

2As a percentage of net assets.

3Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

Top Ten States4

Texas	6.9%
Illinois	5.2%
Michigan	5.1%
New York	5.1%
Washington	5.1%
Ohio	4.7%
Nevada	4.3%
Indiana	4.2%
California	3.9%
Florida	3.8%

4As a percentage of total investments.

5

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS - 98.2%

Alabama - 1.4%
Birmingham, Capital Impt., Prerefunded Balance, Series B, G.O. Bond, AMBAC	5.000%	12/1/2032	Aa3	$1,005,000	$1,118,304
Fort Payne Waterworks Board, Revenue Bond, AMBAC	3.500%	7/1/2015	Baa1	665,000	644,279
Hoover Board of Education, Capital Outlay Warrants, Special Tax Warrants, MBIA	5.250%	2/15/2017	A1	500,000	519,575
Odenville Utilities Board Water, Revenue Bond, MBIA	4.300%	8/1/2028	Baa1	500,000	475,175

					2,757,333

Alaska - 0.2%
Alaska Municipal Banking Authority, Revenue Bond, MBIA	4.100%	6/1/2017	A1	455,000	450,104

Arizona - 2.5%
Goodyear, G.O. Bond, MBIA	4.375%	7/1/2020	A1	680,000	644,021
Mesa, G.O. Bond, FGRMB	4.125%	7/1/2027	A1	2,215,000	1,855,328
Phoenix, Series B, G.O. Bond	4.200%	7/1/2021	Aa1	1,500,000	1,500,675
Yuma County Library District, Series A, G.O. Bond, AMBAC	4.500%	7/1/2035	A2	1,200,000	950,604

					4,950,628

California - 3.9%
California State, G.O. Bond	4.750%	12/1/2028	A1	795,000	691,109
California State, G.O. Bond	5.250%	2/1/2023	A1	500,000	492,500
California State, Various Purposes, G.O. Bond, AMBAC	4.250%	12/1/2035	A1	1,140,000	811,053
Campbell Union School District, G.O. Bond, FSA	4.375%	8/1/2027	Aa3	1,810,000	1,575,533
Chula Vista Elementary School District, Series F, G.O. Bond, MBIA	4.800%	8/1/2024	Baa1	435,000	400,052
Chula Vista Elementary School District, Series F, G.O. Bond, MBIA	4.875%	8/1/2025	Baa1	425,000	389,950
Los Angeles Unified School District, Series B, G.O. Bond, AMBAC	4.500%	7/1/2027	Aa3	840,000	740,578
Oak Valley Hospital District, G.O. Bond, FGRMB	4.500%	7/1/2025	A3	1,395,000	1,217,500
Richmond Joint Powers Financing Authority, Series A, Tax Allocation, MBIA	5.250%	9/1/2025	Baa1	1,570,000	1,398,273

					7,716,548

Colorado - 1.4%
Broomfield Water Activity, Enterprise Water, Revenue Bond, MBIA	5.000%	12/1/2015	A2	700,000	738,255

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

Colorado (continued)
Colorado Water Resources & Power Development Authority, Water Resource, Series D, Revenue Bond, FSA	4.375%	8/1/2035	Aa3		$1,420,000	$1,149,007
Commerce City, Certificate of Participation, AMBAC	4.750%	12/15/2032	A	[2]	1,000,000	728,480
Denver City & County School District No. 1, Unrefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2023	Aa3		105,000	105,476

						2,721,218

Connecticut - 0.8%
Stamford, G.O. Bond	4.400%	2/15/2026	Aaa		1,545,000	1,468,476

Delaware - 1.3%
New Castle County, Series A, G.O. Bond	4.250%	7/15/2025	Aaa		1,500,000	1,399,710
New Castle County, Series A, G.O. Bond	4.250%	7/15/2026	Aaa		1,265,000	1,157,526

						2,557,236

Florida - 3.7%
Cape Coral Utility Impt. Assessment, Special Assessment, MBIA	4.500%	7/1/2021	Baa1		1,890,000	1,538,914
Florida State Department of Transportation, G.O. Bond	5.000%	7/1/2027	Aa1		1,000,000	979,910
Florida State Board of Education, Capital Outlay, Public Education, Series A, G.O. Bond, FSA	4.500%	6/1/2025	Aa1		1,280,000	1,155,302
Florida State Board of Education, Capital Outlay, Public Education, Series C, G.O. Bond, AMBAC	5.000%	6/1/2011	Aa1		425,000	452,021
Florida State Board of Education, Capital Outlay, Public Education, Series D, G.O. Bond	5.000%	6/1/2016	Aa1		2,000,000	2,202,660
Miami-Dade County, Educational Facilities Authority, Prerefunded Balance, Series A, Revenue Bond, AMBAC	5.000%	4/1/2015	Baa1		510,000	576,907
Tohopekaliga Water Authority, Utility System, Series A, Revenue Bond, FSA	5.000%	10/1/2028	Aa3		510,000	475,402

						7,381,116

Georgia - 2.1%
Atlanta, Prerefunded Balance, G.O. Bond	5.600%	12/1/2018	Aa3		350,000	354,550
Atlanta, Water & Wastewater, Series A, Revenue Bond, MBIA	5.000%	11/1/2033	Baa1		310,000	231,313
Atlanta, Water & Wastewater, Revenue Bond, FSA	5.000%	11/1/2043	Aa3		1,500,000	1,277,925
Georgia State, Series B, G.O. Bond	4.000%	3/1/2022	Aaa		1,270,000	1,210,653
Georgia State, Series B, G.O. Bond	5.650%	3/1/2012	Aaa		5,000	5,573

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

Georgia (continued)
Georgia State, Unrefunded Balance, Series B, G.O. Bond	5.650%	3/1/2012	Aaa	$195,000	$216,247
Madison Water & Sewer, Revenue Bond, AMBAC	4.625%	7/1/2030	Baa1	1,000,000	801,690

					4,097,951

Illinois - 5.2%
Chicago, Series D, G.O. Bond, FGRMB	5.500%	1/1/2035	Aa3	1,000,000	982,360
Chicago, Series A, G.O. Bond, AMBAC	5.000%	1/1/2018	Aa3	2,255,000	2,419,254
Chicago, Series A, G.O. Bond, FSA	4.750%	1/1/2038	Aa3	1,500,000	1,318,215
Chicago, Prerefunded Balance, Series A, G.O. Bond, MBIA	5.000%	1/1/2034	Aa3	310,000	344,822
Chicago, Unrefunded Balance, Series A, G.O. Bond, MBIA	5.000%	1/1/2034	Aa3	520,000	482,908
Cook County, Series A, G.O. Bond, FGRMB	5.000%	11/15/2022	Aa2	750,000	754,477
Illinois State, G.O. Bond, MBIA	5.250%	10/1/2018	Aa3	2,000,000	2,109,440
Illinois State, G.O. Bond	5.000%	12/1/2027	Aa3	600,000	596,346
Illinois State, Series 1995 A, Certificate of Participation, MBIA	5.600%	7/1/2010	Baa1	100,000	100,747
Rock Island County School District No. 041 Rock Island, G.O. Bond, FSA	5.125%	12/1/2015	Aa3	200,000	200,480
Springfield Electric, Revenue Bond, MBIA	5.000%	3/1/2035	Aa3	1,000,000	877,080

					10,186,129

Indiana - 4.2%
Avon Community School Building Corp., Revenue Bond, AMBAC	4.250%	7/15/2018	Baa1	1,450,000	1,420,898
Avon Community School Building Corp., Revenue Bond, AMBAC	4.750%	1/15/2032	Baa1	1,015,000	856,569
Frankfort High School Elementary School Building Corp., Revenue Bond, FSA	4.750%	7/15/2025	Aa3	1,500,000	1,440,975
La Porte County, G.O. Bond, FGRMB	5.200%	1/15/2018	A3	300,000	311,034
Noblesville Sewage Works, Revenue Bond, AMBAC	5.000%	1/1/2024	A1	550,000	540,326
North Lawrence Indiana Community Schools Building Corp., Revenue Bond, FSA	5.000%	7/15/2020	Aa3	450,000	462,956
Shelbyville Independent Central Renovation School Building Corp., Revenue Bond, MBIA	5.000%	7/15/2018	Baa1	3,000,000	3,192,900

					8,225,658

Iowa - 1.9%
Indianola Community School District, G.O. Bond, FGRMB	5.200%	6/1/2021	A3	425,000	432,182

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

Iowa (continued)
Iowa City Community School District, G.O. Bond, FSA	4.000%	6/1/2018	Aa1		$425,000	$427,210
Polk County, Series C, G.O. Bond	4.000%	6/1/2017	Aa1		995,000	1,034,074
Polk County, Series C, G.O. Bond	4.125%	6/1/2025	Aa1		2,075,000	1,883,851

						3,777,317

Kansas - 2.7%
Johnson & Miami Counties Unified School District No. 230, G.O. Bond, FGRMB	4.000%	9/1/2022	A2		1,000,000	859,130
Miami County Unified School District No. 416 Louisburg, G.O. Bond, MBIA	5.000%	9/1/2018	Baa1		2,000,000	2,070,280
Sedgwick County Unified School District No. 265, G.O. Bond, FSA	5.000%	10/1/2025	Aa3		1,090,000	1,106,950
Shawnee County Unified School District No. 450, Shawnee Heights, G.O. Bond, FSA	4.200%	9/1/2020	Aa3		700,000	662,536
Shawnee County Unified School District No. 450, Shawnee Heights, G.O. Bond, FSA	4.250%	9/1/2021	Aa3		580,000	538,014
Wyandotte County School District No. 204 Bonner Springs, Unrefunded Balance, Series A, G.O. Bond, FSA	5.375%	9/1/2015	Aa3		110,000	114,593

						5,351,503

Kentucky - 0.8%
Lexington-Fayette Urban County Government, Public Facilities Corp., Revenue Bond, MBIA	4.000%	10/1/2018	Aa3		1,655,000	1,655,463

Louisiana - 1.1%
Caddo Parish Parishwide School District, G.O. Bond, MBIA	4.350%	3/1/2026	Aa3		660,000	583,988
Caddo Parish Parishwide School District, G.O. Bond, MBIA	4.375%	3/1/2027	Aa3		1,090,000	956,333
New Orleans Sewage Service, Revenue Bond, FGIC	5.250%	6/1/2012	Ba2		300,000	297,219
Orleans Parish Parishwide School District, Series A, G.O. Bond, FGIC	5.125%	9/1/2016	WR	[3]	400,000	400,284

						2,237,824

Maine - 0.4%
Kennebec Water District, Revenue Bond, FSA	5.125%	12/1/2021	Aa3		750,000	751,305

Maryland - 1.8%
Anne Arundel County, Water & Sewer, G.O. Bond	4.200%	3/1/2025	Aa1		1,770,000	1,636,011
Anne Arundel County, Water & Sewer, G.O. Bond	4.125%	3/1/2024	Aa1		345,000	321,012

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

Maryland (continued)
Baltimore County, Metropolitan District, G.O. Bond	4.250%	9/1/2029	Aaa	$1,000,000	$871,760
Maryland State, State & Local Facilities, G.O. Bond	4.250%	8/1/2021	Aaa	750,000	755,880

					3,584,663

Massachusetts - 2.8%
Boston, Series A, G.O. Bond, MBIA	4.125%	1/1/2021	Aa1	1,000,000	994,850
Boston, Series A, G.O. Bond, MBIA	4.125%	1/1/2022	Aa1	410,000	397,110
Cambridge, Series A, G.O. Bond	4.000%	2/1/2026	Aaa	850,000	746,937
Cambridge, Series A, G.O. Bond	4.000%	2/1/2027	Aaa	850,000	734,128
Lowell, State Qualified, G.O. Bond, AMBAC	5.000%	2/1/2020	Aa3	500,000	511,270
Massachusetts State, Series C, G.O. Bond, AMBAC	5.750%	8/1/2010	Aa2	400,000	425,124
Massachusetts State, Series D, G.O. Bond	5.250%	10/1/2014	Aa2	1,000,000	1,131,510
Plymouth, G.O. Bond, MBIA	5.250%	10/15/2020	Aa2	100,000	104,977
Richmond, G.O. Bond, MBIA	5.000%	4/15/2021	Aa3	400,000	404,804

					5,450,710

Michigan - 5.0%
Bendle Public School District, School Building & Site, G.O. Bond, FGRMB	4.500%	5/1/2028	Aa3	640,000	563,661
Detroit City School District, School Building & Site Impt., Series B, G.O. Bond, FGIC	5.000%	5/1/2033	Aa3	750,000	684,052
Detroit Sewer Disposal System, Series B, Revenue Bond, FGRMB	4.625%	7/1/2034	A3	1,500,000	1,151,220
Detroit Water Supply System, Revenue Bond, MBIA	5.250%	7/1/2023	A3	2,000,000	1,940,780
Grand Rapids Public Schools, G.O. Bond, MBIA	4.125%	5/1/2023	Aa3	1,200,000	1,077,564
Holly Area School District, G.O. Bond, FGRMB	5.000%	5/1/2022	Aa3	500,000	500,345
Muskegon Public Schools, G.O. Bond, FSA	5.000%	5/1/2020	Aa3	1,000,000	1,028,670
Muskegon Water, Revenue Bond, FSA	4.750%	5/1/2019	Aa3	565,000	565,689
Saginaw City School District, School Building & Site, G.O. Bond, FSA	4.500%	5/1/2031	Aa3	1,695,000	1,406,850
St. Joseph County, Sewer Disposal Systems - Constantine, G.O. Bond, FSA	5.000%	4/1/2012	Aa3	100,000	100,763
Warren Woods Public Schools, School Building & Site, G.O. Bond, FSA	4.500%	5/1/2026	Aa3	1,015,000	926,827

					9,946,421

Minnesota - 2.7%
Brooklyn Center Independent School District No. 286, School Building, Series A, G.O. Bond, MBIA	4.375%	2/1/2026	Aa2	1,105,000	927,217

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

Minnesota (continued)
Hennepin County, Series A, G.O. Bond	4.500%	12/1/2025	Aaa		$1,500,000	$1,475,685
Minnesota, G.O. Bond	5.000%	8/1/2013	Aa1		2,000,000	2,221,900
Pine County, Series A, G.O. Bond, FGRMB	4.400%	2/1/2028	AAA	[2]	555,000	481,379
Western Minnesota Municipal Power Agency, Revenue Bond	6.625%	1/1/2016	Aaa		175,000	204,859

						5,311,040

Mississippi - 0.8%
Biloxi Public School District, Revenue Bond, MBIA	5.000%	4/1/2017	A3		500,000	508,985
De Soto County School District, G.O. Bond, FSA	5.000%	2/1/2013	Aa3		1,000,000	1,066,390

						1,575,375

Missouri - 1.4%
Metropolitan St. Louis Sewer District Wastewater System, Series A, Revenue Bond, MBIA	3.600%	5/1/2013	Aa2		600,000	620,112
Missouri Water Pollution Control, Series A, G.O. Bond	4.500%	12/1/2030	Aaa		2,375,000	2,181,105

						2,801,217

Nebraska - 1.1%
Omaha Metropolitan Utilities District Water, Series A, Revenue Bond, FSA	4.375%	12/1/2031	Aa2		2,640,000	2,195,477

Nevada - 4.2%
Clark County Public Facilities, Unrefunded Balance, Series C, G.O. Bond, FGIC	5.000%	6/1/2024	Aa1		110,000	110,031
Clark County Transportation, Series A, G.O. Bond, FGRMB	4.500%	12/1/2019	Aa1		500,000	499,810
Clark County, G.O. Bond, FSA	4.750%	6/1/2027	Aa1		3,000,000	2,709,180
Las Vegas Valley Water District, Water Impt., Series A, G.O. Bond, FSA	4.750%	6/1/2033	Aa1		1,500,000	1,324,095
Nevada State, Project Nos. 66 & 67, Unrefunded Balance, Series A, G.O. Bond, FGIC	5.000%	5/15/2028	Aa1		125,000	113,989
Nevada State, Capital Impt., G.O. Bond	5.000%	6/1/2019	Aa1		2,040,000	2,184,962
North Las Vegas, G.O. Bond, MBIA	5.000%	5/1/2024	A1		1,500,000	1,430,340

						8,372,407

New Jersey - 3.2%
East Brunswick Township Board of Education, G.O. Bond, FSA	4.500%	11/1/2028	Aa2		835,000	757,671
East Brunswick Township Board of Education, G.O. Bond, FSA	4.500%	11/1/2029	Aa2		1,000,000	896,960
Essex County, Prerefunded Balance, Series A, G.O. Bond, MBIA	4.500%	5/1/2031	A1		500,000	561,650

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

New Jersey (continued)
Hudson County, G.O. Bond, CIFG	4.250%	9/1/2021	A3		$930,000	$890,856
Morris County Impt. Authority, School District, Morris Hills Regional District, Revenue Bond	3.700%	10/1/2018	Aaa		540,000	536,177
New Jersey Transportation Trust Fund Authority, Transportation System, Unrefunded Balance, Series A, Revenue Bond, FSA	4.250%	12/15/2022	Aa3		2,000,000	1,844,120
Sparta Township School District, G.O. Bond, FSA	4.300%	2/15/2030	Aa2		1,000,000	832,060

						6,319,494

New Mexico - 0.4%
New Mexico Finance Authority, Public Project Revolving Fund, Series A, Revenue Bond, MBIA	3.250%	6/1/2013	Aa2		785,000	800,810

New York - 5.0%
Erie County, Public Impt., Series A, G.O. Bond, FGRMB	5.000%	9/1/2014	Baa2		380,000	395,318
Hampton Bays Union Free School District, G.O. Bond, FSA	4.375%	9/15/2029	Aa3		2,225,000	1,917,705
Mount Morris Central School District, G.O. Bond, FGRMB	4.125%	6/15/2014	A2		1,290,000	1,374,353
New York City Municipal Water Finance Authority, Series A, Revenue Bond	5.750%	6/15/2040	Aa2		2,590,000	2,648,275
New York City Municipal Water Finance Authority, Series E, Revenue Bond, FGRMB	5.000%	6/15/2026	Aa2		750,000	732,907
New York State Urban Development Corp., Series B, Revenue Bond, MBIA	5.000%	1/1/2019	AA	[2]	1,000,000	1,061,160
Sachem Central School District of Holbrook, G.O. Bond, FGRMB	4.375%	10/15/2030	AA	[2]	2,000,000	1,684,780
Westchester County, Unrefunded Balance, G.O. Bond	4.750%	11/15/2016	Aaa		120,000	120,148

						9,934,646

North Carolina - 2.1%
Cary, G.O. Bond	5.000%	3/1/2018	Aaa		700,000	737,030
Mecklenburg County, Public Impt., Series A, G.O. Bond	4.125%	2/1/2022	Aaa		1,455,000	1,411,394
North Carolina Grant Anticipation , Revenue Bond, MBIA	4.000%	3/1/2018	Aa3		1,355,000	1,369,160
Raleigh, G.O. Bond	4.400%	6/1/2017	Aaa		250,000	256,215
Wilson, G.O. Bond, AMBAC	5.100%	6/1/2019	A1		400,000	411,368

						4,185,167

North Dakota - 0.8%
Fargo, Series A, G.O. Bond, MBIA	4.700%	5/1/2030	Aa2		1,840,000	1,644,868

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

Ohio - 4.6%
Brookville Local School District, School Impt., G.O. Bond, FSA	4.125%	12/1/2026	Aa3		$660,000	$540,619
Cleveland, Various Purposes, G.O. Bond, MBIA	5.000%	12/1/2012	A2		1,140,000	1,234,506
Columbus, Limited Tax, Series 2, G.O. Bond	5.000%	7/1/2017	Aaa		1,000,000	1,081,990
Columbus City School District, Facilities Construction & Impt., G.O. Bond, FSA	4.375%	12/1/2032	Aa3		1,000,000	860,210
Licking Heights Local School District, School Facilities Construction & Impt., Series A, G.O. Bond, MBIA	5.000%	12/1/2022	A1		1,450,000	1,464,993
Newark City School District, School Impt., G.O. Bond, FGRMB	4.250%	12/1/2027	A3		500,000	400,165
Ohio State Conservation Project, Series A, G.O. Bond	5.000%	3/1/2015	Aa1		1,000,000	1,102,780
Pickerington Local School District, School Facilities Construction & Impt., G.O. Bond, MBIA	4.250%	12/1/2034	A1		2,500,000	2,059,000
Springfield City School District, Prerefunded Balance, G.O. Bond, FGIC	5.200%	12/1/2023	Baa1		325,000	363,516

						9,107,779

Oklahoma - 1.0%
Oklahoma City, G.O. Bond, MBIA	4.250%	3/1/2023	Aa1		2,000,000	1,876,200

Oregon - 2.5%
Metro, G.O. Bond	5.000%	6/1/2022	Aaa		3,000,000	3,144,930
Salem Water & Sewer , Revenue Bond, FSA	5.000%	5/1/2014	Aa3		1,120,000	1,248,117
Washington County School District No. 015 Forest Grove, Prerefunded Balance, G.O. Bond, FSA	5.500%	6/15/2017	Aa2		500,000	547,615

						4,940,662

Pennsylvania - 2.3%
Jenkintown School District, Series A, G.O. Bond, FGRMB	4.500%	5/15/2032	AA	[2]	1,000,000	807,140
Lancaster School District, G.O. Bond, FSA	5.000%	6/1/2019	Aa3		1,200,000	1,260,228
Pennsylvania State Turnpike Commission, Prerefunded Balance, Revenue Bond, AMBAC	5.375%	7/15/2019	A1		530,000	583,440
Philadelphia, Water & Wastewater, Revenue Bond, MBIA	5.600%	8/1/2018	A3		20,000	22,450
Plum Boro School District, Series A, G.O. Bond, FGRMB	4.500%	9/15/2030	AA	[2]	855,000	705,024
Uniontown Area School District, G.O. Bond, FSA	4.350%	10/1/2034	Aa3		1,500,000	1,176,405

						4,554,687

Rhode Island - 0.4%
Rhode Island Clean Water Finance Agency, Series A, Revenue Bond, MBIA	5.000%	10/1/2035	Baa1		1,000,000	732,950

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

South Carolina - 2.3%
Beaufort County, G.O. Bond, MBIA	4.250%	3/1/2024	Aa2		$790,000	$724,880
Charleston County, Transportation Sales Tax, G.O. Bond	5.000%	11/1/2017	Aa1		1,000,000	1,088,970
South Carolina, State Institutional—South Carolina State University, Series D, G.O. Bond	4.250%	10/1/2026	Aaa		1,250,000	1,139,488
South Carolina, Transportation Infrastructure Bank, Series B, Revenue Bond, AMBAC	4.250%	10/1/2027	A1		2,000,000	1,587,020

						4,540,358

Texas - 6.8%
Alamo Community College District, Series A, G.O. Bond, MBIA	5.000%	8/15/2024	Aa2		1,020,000	1,024,947
Alvin Independent School District, G.O. Bond	4.375%	2/15/2024	Aaa		750,000	707,482
Brazos River Authority, Series B, Revenue Bond, FGIC	4.250%	12/1/2017	Baa2		1,125,000	817,087
Canyon Independent School District, School Building, G.O. Bond	4.700%	2/15/2025	AAA	[2]	1,440,000	1,415,160
Clear Creek Independent School District, G.O. Bond, FSA	4.000%	2/15/2029	Aa3		2,340,000	1,897,202
Del Valle Independent School District, School Building, G.O. Bond	5.000%	6/15/2019	AAA	[2]	1,845,000	1,975,054
Fort Bend County, G.O. Bond, MBIA	4.750%	3/1/2031	Aa2		1,000,000	904,530
Huntsville Independent School District, G.O. Bond	4.500%	2/15/2029	Aaa		1,220,000	1,102,294
McKinney Waterworks & Sewer, Revenue Bond, FGRMB	4.750%	3/15/2024	Aa3		1,000,000	966,910
San Antonio Water, Revenue Bond, FGRMB	4.375%	5/15/2029	Aa2		1,400,000	1,175,664
University of Texas Financing System, Series F, Revenue Bond	4.750%	8/15/2028	Aaa		1,000,000	970,130
Waller Consolidated Independent School District, G.O. Bond	4.750%	2/15/2023	Aaa		500,000	501,535

						13,457,995

Utah - 1.6%
Mountain Regional Water Special Service District, Revenue Bond, MBIA	5.000%	12/15/2030	Baa1		1,240,000	951,340
Provo City School District, Series B, G.O. Bond	4.000%	6/15/2014	Aaa		1,100,000	1,171,335
St. George, Parks and Recreation, G.O. Bond, AMBAC	4.000%	8/1/2019	Aa3		795,000	774,139
Utah State Building Ownership Authority, Series C, Revenue Bond, FSA	5.500%	5/15/2011	Aa1		300,000	322,002

						3,218,816

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

Vermont - 0.5%
Vermont, Series D, G.O. Bond	4.500%	7/15/2025	Aaa		$1,000,000	$982,240

Virginia - 3.4%
Fairfax County, Public Impt., Series A, G.O. Bond	4.000%	4/1/2017	Aaa		2,000,000	2,098,940
Fairfax County, Public Impt., Series A, G.O. Bond	4.250%	4/1/2027	Aaa		1,500,000	1,339,755
Norfolk, Capital Impt., G.O. Bond, MBIA	4.375%	3/1/2024	A1		685,000	631,241
Norfolk, Capital Impt., G.O. Bond, FGRMB	4.250%	10/1/2024	A1		2,500,000	2,236,400
Richmond, Series B, G.O. Bond, FSA	4.750%	7/15/2023	Aa3		400,000	405,596

						6,711,932

Washington - 5.0%
Franklin County, G.O. Bond, FGRMB	5.125%	12/1/2022	AA	[2]	1,000,000	1,001,890
King County Sewer, G.O. Bond, FGRMB	5.000%	1/1/2035	Aa1		1,255,000	1,172,032
King County School District No. 411 Issaquah, Series A, G.O. Bond, FSA	5.250%	12/1/2018	Aa1		2,420,000	2,591,820
King County Sewer, Revenue Bond, FSA	5.000%	1/1/2024	Aa3		1,460,000	1,469,037
King County Sewer, Series A, Revenue Bond, MBIA	4.500%	1/1/2032	Aa3		1,070,000	906,579
Seattle, Drain & Wastewater, Revenue Bond, MBIA	4.375%	2/1/2026	Aa2		2,000,000	1,781,280
Washington State, Motor Vehicle Fuel Tax, G.O. Bond, AMBAC	5.000%	1/1/2025	Aa1		1,000,000	1,011,830

						9,934,468

West Virginia - 0.3%
West Virginia State Water Development Authority, Series A, Revenue Bond, FGRMB	4.250%	11/1/2026	AA	[2]	820,000	672,556

Wisconsin - 2.6%
Central Brown County Water Authority, Water Systems, Revenue Bond, AMBAC	5.000%	12/1/2035	Baa1		1,500,000	1,313,475
Eau Claire, Series B, G.O. Bond, MBIA	4.000%	4/1/2015	Aa2		1,195,000	1,272,424
Kenosha, Series B, G.O. Bond, FSA	5.000%	9/1/2011	Aa3		765,000	816,936
Oshkosh, Corporate Purposes, Series A, G.O. Bond, FGRMB	5.050%	12/1/2021	Aa3		450,000	456,431
Stoughton Area School District, G.O. Bond, FGRMB	4.875%	4/1/2016	A1		500,000	516,315
Wisconsin State Transportation, Series A, Revenue Bond, FSA	5.000%	7/1/2025	Aa3		700,000	700,574

						5,076,155

TOTAL MUNICIPAL BONDS (Identified Cost $206,499,450)						194,214,902

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS - 0.7%
Dreyfus AMT - Free Municipal Reserves - Class R (Identified Cost $1,295,127)	1,295,127	$1,295,127

TOTAL INVESTMENTS - 98.9% (Identified Cost $207,794,577)		195,510,029

OTHER ASSETS, LESS LIABILITIES - 1.1%		2,225,546

NET ASSETS - 100%		$197,735,575

Key:

G.O. Bond - General Obligation Bond

Impt. - Improvement

No. - Number

Scheduled principal and interest payments are guaranteed by:

AMBAC (AMBAC Assurance Corp.)

CIFG (CIFG North America, Inc.)

FGIC (Financial Guaranty Insurance Co.)

FGRMB (FGIC reinsured by MBIA)

FSA (Financial Security Assurance)

MBIA (MBIA, Inc.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2008, there is no rating available.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: MBIA - 36.7%; FSA - 22.3%; FGIC - 12.2%.

16	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2008

ASSETS:

Investments, at value (identified cost $207,794,577) (Note 2)	$195,510,029
Interest receivable	2,564,713
Receivable for fund shares sold	134,635
Dividends receivable	527

TOTAL ASSETS	198,209,904

LIABILITIES:

Accrued management fees (Note 3)	81,974
Accrued fund accounting and transfer agent fees (Note 3)	12,544
Accrued Chief Compliance Officer service fees (Note 3)	477
Payable for fund shares repurchased	343,008
Audit fees payable	29,656
Other payables and accrued expenses	6,670

TOTAL LIABILITIES	474,329

TOTAL NET ASSETS	$197,735,575

NET ASSETS CONSIST OF:

Capital stock	$191,311
Additional paid-in-capital	207,269,150
Undistributed net investment income	2,267,915
Accumulated net realized gain on investments	291,747
Net unrealized depreciation on investments	(12,284,548)

TOTAL NET ASSETS	$197,735,575

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($197,735,575/19,131,125 shares)	$10.34

The accompanying notes are an integral part of the financial statements.	17

Statement of Operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:

Interest	$9,687,886
Dividends	113,329

Total Investment Income	9,801,215

EXPENSES:

Management fees (Note 3)	1,122,722
Fund accounting and transfer agent fees (Note 3)	162,718
Directors’ fees (Note 3)	12,599
Chief Compliance Officer service fees (Note 3)	4,301
Custodian fees	13,000
Miscellaneous	63,747

Total Expenses	1,379,087

NET INVESTMENT INCOME	8,422,128

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	670,931
Net change in unrealized appreciation (depreciation) on investments	(14,523,593)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(13,852,662)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,430,534)

18	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$8,422,128	$7,527,019
Net realized gain on investments	670,931	90,824
Net change in unrealized appreciation (depreciation) on investments	(14,523,593)	(603,383)

Net increase (decrease) from operations	(5,430,534)	7,014,460

DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

From net investment income	(7,556,016)	(7,219,804)
From net realized gain on investments	(368,882)	(66,160)

Total distributions to shareholders	(7,924,898)	(7,285,964)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(24,617,544)	68,291,443

Net increase (decrease) in net assets	(37,972,976)	68,019,939

NET ASSETS:

Beginning of year	235,708,551	167,688,612

End of year (including undistributed net investment income of $2,267,915 and $1,366,837, respectively)	$197,735,575	$235,708,551

The accompanying notes are an integral part of the financial statements.	19

Financial Highlights

	For the Years Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.92	$10.95	$10.90	$10.99	$11.04

Income (loss) from investment operations:
Net investment income	0.42	0.36	0.37	0.37	0.37
Net realized and unrealized gain (loss) on investments	(0.62)	(0.02)	0.05	(0.09)	0.04

Total from investment operations	(0.20)	0.34	0.42	0.28	0.41

Less distributions to shareholders:
From net investment income	(0.36)	(0.37)	(0.36)	(0.36)	(0.45)
From net realized gain on investments	(0.02)	—[2]	(0.01)	(0.01)	(0.01)

Total distributions to shareholders	(0.38)	(0.37)	(0.37)	(0.37)	(0.46)

Net asset value - End of year	$10.34	$10.92	$10.95	$10.90	$10.99

Net assets - End of year (000’s omitted)	$197,736	$235,709	$167,689	$112,965	$86,441

Total return[1]	(1.79%)	3.20%	3.94%	2.60%	3.80%
Ratios (to average net assets)/ Supplemental Data:
Expenses	0.61%	0.62%	0.66%	0.71%	0.77%
Net investment income	3.75%	3.65%	3.71%	3.58%	3.63%
Portfolio turnover	7%	3%	5%	2%	5%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions.

2Less than $0.01 per share.

20	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2008, 4.5 billion shares have been designated in total among 28 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Series as of January 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.)

21

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Series’ assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*

Level 1 - Quoted Prices	$1,295,127	$—
Level 2 - Other Significant Observable Inputs	194,214,902	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$195,510,029	$—

*Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2008, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2007 or December 31, 2008.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily. Dividend income is recorded on an accrual basis on ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2005 through December 31, 2008.

22

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. For the year ended December 31, 2008, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

23

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

For fund accounting and transfer agent services, through October 31, 2008, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2008, the fee rates are as follows: 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2008, purchases and sales of securities, other than United States Government securities and short-term securities, were $14,251,012 and $32,105,875, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Diversified Tax Exempt Series were:

	For the Year Ended 12/31/08		For the Year Ended 12/31/07
	Shares	Amount	Shares	Amount

Sold	3,614,800	$38,536,015	8,230,257	$89,579,593
Reinvested	708,211	7,370,140	626,954	6,788,154
Repurchased	(6,773,780)	(70,523,699)	(2,593,583)	(28,076,304)

Total	(2,450,769)	$(24,617,544)	6,263,628	$68,291,443

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2008.

7.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available

24

Notes to Financial Statements

7.	FEDERAL INCOME TAX INFORMATION (continued)

capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Ordinary income	$50,039	$103,002
Tax exempt income	7,521,726	7,116,802
Long-term capital gains	353,133	66,160

At December 31, 2008, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$207,744,815
Unrealized appreciation	$1,863,858
Unrealized depreciation	(14,098,644)

Net unrealized depreciation	$(12,234,786)
Undistributed tax exempt income	2,218,153
Undistributed long-term capital gains	291,747

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but they are not expected to materially impact the Series’ financial statements.

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 13, 2009

26

Supplemental Tax Information (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $353,133 as capital gains for its taxable year ended December 31, 2008. In addition, the Series hereby designates $7,521,726 as tax exempt dividends for the year ended December 31, 2008.

27

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 5, 2008, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2008 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 22 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 15 of the 25 active Series of the Fund are

28

Renewal of Investment Advisory Agreement (unaudited)

currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

29

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. New York Collegium Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

30

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Incyte Corp. ViroPharma, Inc. HLTH Corp. Cheyne Captial International MPM Bio-equities GMP Companies HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

31

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32

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33

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

34

Manning & Napier Fund, Inc.

TECHNOLOGY SERIES	|	Annual Report - December 31, 2008

Management Discussion and Analysis (unaudited)

Dear Shareholders:

In a year characterized by significant economic weakness, extreme declines in the broader equity indices, and underperformance of technology stocks relative to the market overall, the Technology Series underperformed its primary benchmark, the Standard and Poor’s (S&P) 500 Information Technology Index, in 2008. For the year, the Series declined by 45.86%, compared to a decline of 43.13% and 36.99% for S&P 500 Information Technology and S&P 500 Total Return indices, respectively. The result marked the first time in eight years (since the inception of the Series) that the Technology Series unperformed its primary benchmark. The Series continues to outperform both indices by a significant margin for the current stock market cycle (since October 1, 2002).

Undoubtedly, the main story of 2008 was the fallout related to the housing market, and the ensuing turmoil and credit crisis that gripped the financial sector in the second half of the year. As conditions in the credit markets became increasingly stressed and economic growth contracted, technology companies saw cyclical headwinds gain strength. Enterprises and consumers alike found themselves having less access to capital for large Information Technology (IT) projects and big ticket purchases, and corporate IT budgets and consumer spending saw increased uncertainty as the year wore on. The weak economic fundamentals in the U.S. quickly spilled over into foreign economies, which had been a strong source of IT growth in recent years. As unemployment rose and the U.S. dollar strengthened, investor optimism that the Information Technology sector would be relatively insulated from the broader economic concerns related to housing and the credit markets quickly deteriorated.

The corresponding negative technology stock performance was widespread and demonstrated little regard for the positive factors facing the Information Technology sector, including extremely healthy non-financial corporation balance sheets, the absence of the over-capacity and inventory issues associated with the technology bubble earlier this decade, equity valuations that in many cases were more favorable than seen during the trough of the bubble period and in prior economic recessions, and several industry-specific product cycles and secular (non-cyclical) trends. Despite our best efforts to adhere to the criteria associated with our investment strategies, much of the carnage in the Information Technology sector could not have been avoided unless one was not invested in the sector at all.

Given investors’ aversion to risk and equities in general and the broad-based market decline, several high-quality technology investment opportunities presented themselves later in the year. A key underpinning in the Series in the second half of 2008 was the re-allocation of investments towards companies favorably positioned in areas benefiting from long-term secular themes, and the increase in the weighting of some of the Series’ strongest strategy fits. These efforts helped the Series’ performance hold up better than the S&P 500 Information Technology Index in the second half of the year.

During the year, the Series had larger positions in the software and communications equipment industries compared to the Index, initiated a significant position in the semiconductor capital equipment industry, and maintained limited exposure to the semiconductor, telecommunications services, IT hardware, IT services, and electronic equipment industries.

The software industry was the largest weighting for the Series in 2008. We are of the opinion that the software industry is experiencing a wave of disruptive innovation that is yielding unique investment opportunities. Specifically, we believe software is moving away from a one-size-fits-all rigid product approach to one that allows more flexible computing infrastructures via more componentized software and the accessibility of software applications over the Internet. In addition, software technologies like virtualization are permitting greater asset efficiency and lower costs for enterprises by enabling more productive use of physical IT resources. Within software, our investments are focused on leading companies being influenced by these trends and span several sub-industries, including enterprise applications, infrastructure software, virtualization, telecom billing, speech recognition, design software, and software-as-a-service. While software stocks faired a little better than the Information Technology sector overall, the Series also benefited from the appreciation of some investments owing to mergers and acquisitions activity.

1

Management Discussion and Analysis (unaudited)

Communications equipment was the second-largest industry weighting in the Series for 2008, and our weighting increased over the course of the year as opportunities in industry leaders unfolded. We maintain a positive view of the long-term growth prospects of this industry given our belief that we are at the early stages of wireless data consumption and the secular migration towards the transmission of a variety of communications (voice, data, video) over Internet Protocol-based networks. Increasingly rich forms of content are soaking up bandwidth, and this, combined with opportunities to generate new revenue streams, consolidate networks to cut costs, and enhance communications of all kinds are positives for this area once the economy recovers. Overall, the communications equipment industry performed worse than the Information Technology sector in 2008. Our investments in this industry are focused on leaders in research and development and dominant companies in the areas of routing, switching, wide-area-network optimization, bandwidth management, and handsets.

Also during 2008, the Series initiated a significant investment in the semiconductor capital equipment industry in order to capitalize on extreme valuations in memory semiconductors, a key customer segment. Semiconductor industry capital spending contracted 35%+ in 2008, largely driven by memory producer spending cuts in response to excess capacity in memory markets following two years of over-investment. Our expectation was that the spending cuts would cause memory industry supply and demand to tighten, improving profitability, and in turn trigger renewed demand for semiconductor capital equipment. Unfortunately, the current macroeconomic events have impacted end product demand for memory semiconductors, prolonging the recovery in memory markets and resulting in further expected capital spending cuts for 2009. While our investments in this area have proven to be early, we are focused on vendors that dominate the fastest growth segments of semiconductor capital equipment, have strong balance sheets, and are expected to emerge from the current downturn with higher market share.

As we enter 2009, we are cognizant of the risks posed by the negative macroeconomic developments that continue to unfold. However, we also believe that, in contrast to the previous market downturn earlier this decade, the current downturn in technology stocks is a result of a crisis facing demand, rather than supply. We believe technology equity valuations are highly compelling at this time.

While 2008 was a difficult year for investors, we recognize that our job is to remain focused on company-specific fundamentals. In a year where emotion - a crisis of confidence - was a strong driver of returns no matter the market, we are not surprised that our fundamentals-based approach produced disappointing returns. However, looking back over our 38-year history, this approach has served our clients well over the long-term.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2008 (unaudited)

	Average Annual Total Returns As of December 31, 2008
	One Year	Five Year	Since Inception[1]
Manning & Napier Fund, Inc. - Technology Series[2]	-45.86%	-1.48%	-4.31%
Standard & Poor’s (S&P) 500 Total Return Index[3]	-36.99%	-2.18%	-4.04%
Standard & Poor’s (S&P) 500 Information Technology Index[3]	-43.13%	-5.78%	-13.41%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Technology Series from its current activation1 (8/8/00) to present (12/31/08) to the S&P 500 Total Return Index and the S&P 500 Information Technology Index.

1Performance numbers for the Series and Indices are calculated from August 8, 2000, the Series’ current activation date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2008, this net expense ratio was 1.13%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.13% for the year ended December 31, 2008.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Information Technology Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of technology related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08-12/31/08
Actual	$1,000.00	$692.20	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.79

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.14%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one year data.

4

Portfolio Composition as of December 31, 2008 (unaudited)

Sector Allocation1

1As a percentage of net assets.

Top Ten Stock Holdings2

Infinera Corp.	4.5%	SAP AG - ADR (Germany)	3.9%
Salesforce.com, Inc.	4.4%	EMC Corp.	3.8%
Google, Inc. - Class A	4.4%	Cerner Corp.	3.8%
Riverbed Technology, Inc.	4.3%	Juniper Networks, Inc.	3.8%
BigBand Networks, Inc.	4.1%	Cisco Systems, Inc.	3.8%

2As a percentage of total investments.

5

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS - 98.6%

Consumer Discretionary - 3.1%
Hotels, Restaurants & Leisure - 3.1%
International Game Technology	320,000	$3,804,800

Health Care - 5.8%
Health Care Technology - 5.8%
Cerner Corp.*	122,000	4,690,900
Eclipsys Corp.*	177,000	2,511,630

Total Health Care		7,202,530

Industrials - 2.2%
Commercial Services & Supplies - 2.2%
Tomra Systems ASA (Norway) (Note 7)	800,000	2,698,029

Information Technology - 83.8%
Communications Equipment - 26.0%
BigBand Networks, Inc.*	918,918	5,072,427
Blue Coat Systems, Inc.*	347,000	2,914,800
Cisco Systems, Inc.*	287,600	4,687,880
Infinera Corp.*	614,000	5,501,440
Juniper Networks, Inc.*	267,800	4,689,178
Nokia (Finland) (Note 7)	241,000	3,759,600
Riverbed Technology, Inc.*	468,000	5,330,520

		31,955,845

Computers & Peripherals - 3.8%
EMC Corp.*	448,640	4,697,261

Electronic Equipment, Instruments & Components - 2.8%
LoJack Corp.*	819,400	3,375,928
Planar Systems, Inc.*	100,934	61,570

		3,437,498

Internet Software & Services - 4.4%
Google, Inc. - Class A*	17,600	5,414,640

Semiconductors & Semiconductor Equipment - 15.8%
ASML Holding N.V. (Netherlands) (Note 7)	231,000	4,174,170
KLA-Tencor Corp.	180,000	3,922,200
Lam Research Corp.*	190,000	4,043,200
Netlogic Microsystems, Inc.*	140,000	3,081,400
Tokyo Electron Limited (Japan) (Note 7)	125,000	4,275,626

		19,496,596

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2008

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software - 31.0%
Aladdin Knowledge Systems Ltd.* (Israel) (Note 7)	385,000	$2,371,600
Amdocs Ltd.* (Guernsey) (Note 7)	251,000	4,590,790
Autodesk, Inc.*	191,000	3,753,150
Intuit, Inc.*	183,000	4,353,570
Microsoft Corp.	230,400	4,478,976
Nuance Communications, Inc.*	355,000	3,677,800
Salesforce.com, Inc.*	170,000	5,441,700
SAP AG - ADR (Germany) (Note 7)	131,850	4,775,607
TIBCO Software, Inc.*	900,000	4,671,000

		38,114,193

Total Information Technology		103,116,033

Telecommunication Services - 3.7%
Wireless Telecommunication Services - 3.7%
American Tower Corp.*	42,000	1,231,440
Crown Castle International Corp.*	120,000	2,109,600
SBA Communications Corp.*	78,000	1,272,960

Total Telecommunication Services		4,614,000

TOTAL COMMON STOCKS (Identified Cost $171,886,705)		121,435,392

SHORT-TERM INVESTMENTS - 1.3%
Dreyfus Cash Management, Inc. - Institutional Shares (Identified Cost $1,567,937)	1,567,937	1,567,937

TOTAL INVESTMENTS - 99.9% (Identified Cost $173,454,642)		123,003,329

OTHER ASSETS, LESS LIABILITIES - 0.1%		108,744

NET ASSETS - 100%		$123,112,073

*Non-income producing security

ADR - American Depository Receipt

The accompanying notes are an integral part of the financial statements.	7

Statement of Assets and Liabilities

December 31, 2008

ASSETS:

Investments, at value (identified cost $173,454,642) (Note 2)	$123,003,329
Receivable for securities sold	437,796
Dividends receivable	47,033
Receivable for fund shares sold	34,509
Foreign tax reclaims receivable	8,444

TOTAL ASSETS	123,531,111

LIABILITIES:

Accrued management fees (Note 3)	100,524
Accrued fund accounting and transfer agent fees (Note 3)	7,840
Accrued Chief Compliance Officer service fees (Note 3)	477
Payable for fund shares repurchased	269,209
Audit fees payable	31,245
Other payables and accrued expenses	9,743

TOTAL LIABILITIES	419,038

TOTAL NET ASSETS	$123,112,073

NET ASSETS CONSIST OF:

Capital stock	$204,898
Additional paid-in-capital	209,776,399
Accumulated net investment loss	(271,716)
Accumulated net realized loss on investments, foreign currency and other assets and liabilities	(36,145,696)
Net unrealized depreciation on investments and other assets and liabilities	(50,451,812)

TOTAL NET ASSETS	$123,112,073

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($123,112,073/20,489,827 shares)	$6.01

8	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $93,845)	$1,005,129
Interest	28,110

Total Investment Income	1,033,239

EXPENSES:

Management fees (Note 3)	1,732,851
Fund accounting and transfer agent fees (Note 3)	115,075
Directors’ fees (Note 3)	12,600
Chief Compliance Officer service fees (Note 3)	4,301
Custodian fees	15,300
Miscellaneous	71,115

Total Expenses	1,951,242

NET INVESTMENT LOSS	(918,003)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on -
Investments	(36,145,696)
Foreign currency and other assets and liabilities	(269,578)

(36,415,274)

Net change in unrealized appreciation (depreciation) on -
Investments	(67,539,081)
Foreign currency and other assets and liabilities	(388)

(67,539,469)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(103,954,743)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(104,872,746)

The accompanying notes are an integral part of the financial statements.	9

Statements of Changes in Net Assets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(918,003)	$(1,065,670)
Net realized gain (loss) on investments and foreign currency	(36,415,274)	39,476,721
Net change in unrealized appreciation (depreciation) on investments	(67,539,469)	1,288,875

Net increase (decrease) from operations	(104,872,746)	39,699,926

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net realized gain on investments	(2,835,785)	(24,934,190)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	3,141,958	45,660,620

Net increase (decrease) in net assets	(104,566,573)	60,426,356

NET ASSETS:

Beginning of year	227,678,646	167,252,290

End of year (including accumulated net investment loss of $271,716 and $708, respectively)	$123,112,073	$227,678,646

10	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.29	$10.41	$8.37	$8.19	$7.44

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.05)	(0.01)	(0.03)	(0.04)[1]
Net realized and unrealized gain (loss) on investments	(5.09)	2.34	2.05	0.21	0.79

Total from investment operations	(5.14)	2.29	2.04	0.18	0.75

Less distributions to shareholders:
From net realized gain on investments	(0.14)	(1.41)	—	—	—

Net asset value - End of year	$6.01	$11.29	$10.41	$8.37	$8.19

Net assets - End of year (000’s omitted)	$123,112	$227,679	$167,252	$110,656	$63,321

Total return[2]	(45.86%)	22.55%	24.37%	2.20%	10.08%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.13%	1.13%	1.16%	1.20%	1.20%
Net investment loss	(0.53%)	(0.53%)	(0.14%)	(0.48%)	(0.52%)
Portfolio turnover	65%	79%	83%	116%	50%

*The investment advisor did not impose all of its management fee in some years. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

	N/A	N/A	N/A	0.03%	0.16%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.	11

Notes to Financial Statements

1.	ORGANIZATION

Technology Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in technology-based industries.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). On August 8, 2000, the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates. The Series resumed offering shares directly to investors on May 18, 2004, as it had done previously from time to time. The total authorized capital stock of the Fund consists of 5.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2008, 4.5 billion shares have been designated in total among 28 series, of which 100 million have been designated as Technology Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds, which are valued at the closing price on the exchange.

In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued, effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Series as of January 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

12

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Level 3 - significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Series’ assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*

Level 1 - Quoted Prices	$123,003,329	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$123,003,329	$—

*Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2008, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2007 or December 31, 2008.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

On June 29, 2007, the Series adopted Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has determined that the adoption of FIN 48 did not have a material impact on the Series’ financial statements. The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2005 through December 31, 2008.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and

14

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2010, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. For the year ended December 31, 2008, the Advisor did not waive its management fee or reimburse any expenses of the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2008, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s average daily net assets up to $900 million, 0.07% of the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.04% of the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2008, the fee rates are as follows: 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi serves as sub-accountant and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2008, purchases and sales of securities, other than United States Government securities and short-term securities, were $111,821,866 and $110,788,566, respectively. There were no purchases or sales of United States Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Technology Series were:

	For the Year Ended 12/31/08		For the Year Ended 12/31/07
	Shares	Amount	Shares	Amount

Sold	2,557,936	$21,273,855	2,875,916	$33,396,379
Reinvested	341,587	2,807,850	2,279,674	24,643,270
Repurchased	(2,580,774)	(20,939,747)	(1,048,508)	(12,379,029)

Total	318,749	$3,141,958	4,107,082	$45,660,620

15

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS (continued)

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2008.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	TECHNOLOGY SECURITIES

The Series may focus its investments in certain related technology industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, foreign currency gains and losses and Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Ordinary income	$2,835,785	$6,784,096
Long-term capital gains	—	18,150,094

For the year ended December 31, 2008, the Series elected to defer $16,502,270 and $271,716 of capital and currency losses, respectively, attributable to Post-October losses.

16

Notes to Financial Statements

9.	FEDERAL INCOME TAX INFORMATION (continued)

At December 31, 2008, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$173,454,642
Unrealized appreciation	$1,601,691
Unrealized depreciation	(52,053,004)

Net unrealized depreciation	$(50,451,313)
Capital loss carryover	19,643,426

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2016.

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. At this time, Management is evaluating the implications of FAS 133-1 and FIN 45-4, but they are not expected to materially impact the Series’ financial statements.

In March 2008, FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Series’ derivative and hedging activities, including how such activities are accounted for and their effect on the Series’ financial position and performance. Management is currently evaluating the impact of the adoption of FAS 161, but it is not expected to materially impact the Series’ financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Technology Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Technology Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

Columbus, Ohio

February 13, 2009

18

Supplemental Tax Information (unaudited)

For federal income tax purposes, the Series designates for the current fiscal year $136,146 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

19

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 5, 2008, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2008 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 22 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was

20

Renewal of Investment Advisory Agreement (unaudited)

noted by representatives of the Advisor that 15 of the 25 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, Global Fixed Income Series and the Target Series Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	61
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	The Ashley Group
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Boston Early Music Festival
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants); Partner, The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

22

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	Incyte Corp.
ViroPharma, Inc.
HLTH Corp.
Cheyne Capital International
MPM Bio-equities
GMP Companies
HoustonPharma

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	28
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc.

1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

23

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24

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25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manningnapieradvisors.com

Additional information available at www.manningnapieradvisors.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

26

ITEM 2:	CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d)	Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The members of the Audit Committee are: Harris H. Rusitzky, Stephen B. Ashley and Paul A. Brooke. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4:	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Small Cap Series, International Series, World Opportunities Series, Life Sciences Series, Technology Series, Financial Services Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Core Bond Series, and Core Plus Bond Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2008 and 2007 were:

	2008	2007
Audit Fees (a)	$284,990	$264,900
Audit Related Fees (b)	—	—
Tax Fees (c)	71,830	68,400
All Other Fees (d)	—	—

	$356,820	$333,300

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2008 and 2007.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, Inc., and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2008	2007
Audit Related Fees	$9,392	$9,092
Tax Fees	5,000	—

	$14,392	$9,092

The Audit Related fees for the years ended December 31, 2008 and 2007 were for 17Ad-13 internal control examinations, a license for proprietary automated financial statement disclosure software and a license for proprietary authoritative financial reporting and assurance literature library software.

The Tax fees for the year ended December 31, 2008 relate to research on the tax implications for various funds holding a certain investment type.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2008 and 2007.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2008 and 2007 were $71,830 and $68,400, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $14,392 and $9,092, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5:	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6:	SCHEDULE OF INVESTMENTS

See Investment Portfolios under Item 1 on this Form N-CSR.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	EXHIBITS

(a)(1) Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as

EX-99.CERT.

(a)(3) Not applicable.

(b) A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/B. Reuben Auspitz

B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/B. Reuben Auspitz

B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

February 27, 2009

/s/Christine Glavin

Christine Glavin

Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

February 27, 2009